UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07616

Nuveen Missouri Quality Municipal Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Managers' Comments	5

Fund Leverage	9

Common Share Information	11

Risk Considerations	13

Performance Overview and Holding Summaries	15

Portfolios of Investments	21

Statement of Assets and Liabilities	66

Statement of Operations	68

Statement of Changes in Net Assets	70

Statement of Cash Flows	73

Financial Highlights	76

Notes to Financial Statements	85

Additional Fund Information	99

Glossary of Terms Used in this Report	100

Reinvest Automatically, Easily and Conveniently	102

NUVEEN	3

Chairman's Letter to Shareholders
Dear Shareholders,
After a sluggish first half of 2016, the U.S. economy gained some momentum in the third quarter. In fact, it was the economy's strongest quarterly acceleration in two years, propelled by healthy consumer spending, a temporary surge in exports and a turnaround in inventories. As the year wound down, 2016 looked on track to deliver the same steady-but-slow growth that has characterized the seven-year recovery.
A year ago, the U.S. Federal Reserve (Fed) took the first step toward policy "normalization" by raising its benchmark interest rate at its December 2015 meeting. Speculation about the Fed's intentions since then has been a strong influence on the markets throughout 2016. After remaining on hold for a year, the Fed judged that the economy's modest growth, the return to "full" employment and an uptick in inflation were sufficient to raise the target rate at the December 2016 meeting.
The global economy stayed on a path of low growth overall. Some concerns eased in 2016: China managed a gradual slowdown, stabilizing commodity prices provided some relief to emerging markets and the U.K. and eurozone economies held steady despite the U.K.'s surprise vote to leave the European Union. However, other uncertainties have surfaced. The threat of protectionism and potential trade wars has risen amid the populist sentiment underscoring the Brexit majority and the election of Donald Trump, as well as appearing in campaign rhetoric across Europe as elections loom in 2017. Moreover, there are growing concerns that global central banks' unprecedented efforts to revive growth may be showing signs of fatigue. Interest rates are currently at or near zero across the developed world and only slightly higher than that in the U.S.; nonetheless, growth has remained subdued.
Since the election, U.S. stocks have rallied strongly on expectations that the Republican controlled Congress and Trump administration will pursue more business friendly policies. But the details have yet to be seen. Given muted global growth, the risk of policy errors by central banks around the world, the unfolding Brexit process and an uncertain political outlook (not just in the U.S. but also in Europe), we anticipate that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you're concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
 January 23, 2017

4	NUVEEN

Portfolio Managers' Comments
Nuveen Georgia Quality Municipal Income Fund (NKG)
(formerly known as Nuveen Georgia Dividend Advantage Municipal Fund 2)
Nuveen Maryland Quality Municipal Income Fund (NMY)
(formerly known as Nuveen Maryland Premium Income Municipal Fund)
Nuveen Minnesota Quality Municipal Income Fund (NMS)
(formerly known as Nuveen Minnesota Municipal Income Fund)
Nuveen Missouri Quality Municipal Income Fund (NOM)
(formerly known as Nuveen Missouri Premium Income Municipal Fund)
Nuveen North Carolina Quality Municipal Income Fund (NNC)
(formerly known as Nuveen North Carolina Premium Income Municipal Fund)
Nuveen Virginia Quality Municipal Income Fund (NPV)
(formerly known as Nuveen Virginia Premium Income Municipal Fund)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Investments, Inc. Portfolio managers Daniel J. Close, CFA, Stephen J. Candido, CFA, and Christopher L. Drahn, CFA, key investment strategies and the six-month performance of these six Nuveen Funds. Dan has managed the Nuveen Georgia and North Carolina Funds since 2007.
Effective May 31, 2016, Stephen J. Candido replaced Thomas C. Spalding, CFA as portfolio manager of the Maryland and Virginia Funds.
Effective November 8, 2016, Christopher Drahn replaced Douglas J. White, CFA, as portfolio manager of the Minnesota Fund.
What key strategies were used to manage these Funds during the six-month reporting period ended November 30, 2016?
After declining in the first half of the reporting period, interest rates began to rise moderately at first then accelerated steeply in the aftermath of the November U.S. presidential election. Fixed income yields, including those of municipal bonds, ended the six-month period higher. Municipal bond credit spreads also widened in this reporting period, driven by a reversal of investor flows from high yield municipal bond mutual funds. This environment was negative for municipal bond performance, leading the broad market lower for the reporting period as whole.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors Service, Inc. (Moody's) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers' ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers' Comments (continued)
Despite the more challenging backdrop, our trading activity continued to focus on pursuing the Funds' investment objectives. We continued to seek bonds in areas of the market that we expected to perform well as the economy continued to improve. The Funds' positioning emphasized intermediate and longer maturities, lower-rated credits and sectors offering higher yields. To fund these purchases, we generally reinvested the proceeds from called and maturing bonds. In some cases, we sold bonds that we believed had deteriorating fundamentals or could be traded for a better relative value, as well as selling short-dated, higher quality issues that we tend to hold over short timeframes as a source of liquidity. For NKG, NMY, NMS and NNC, we also invested the proceeds from incremental preferred share offerings that were conducted as part of the overall management of the Funds' leverage.
NKG bought one state of Georgia general obligation (GO) bond, two AA rated local GOs, two higher quality water and sewer credits and one private higher education bond. Most of these purchases were in the intermediate duration range. We funded the buys from the proceeds of called bonds and also sold some shorter duration, higher quality bonds.
In NMY, we added several investment grade bonds from a range of sectors, including credits issued for Maryland Stadium Authority Baltimore City Public Schools, Oak Crest Village (a continuing care retirement center or CCRC) and the Purple Line (a rail system in Prince George County and Montgomery County). We also bought a lower investment grade rated Maryland Institute College of Art credit and secured First Energy Solutions bonds, an energy producer. First Energy announced financial difficulties and possible debt restructuring causing a drop in bond prices, but we believe the secured bonds are in a good position for a strong recovery. In addition to funding buys from call proceeds, NMY sold some Puerto Rico revenue bonds and some uninsured Virgin Islands territorial paper.
Buying activity in NMS and NOM was muted during this reporting period. The Minnesota Fund bought a number of school district GOs, charter school credits including Beacon Academy and Aspen Academy, and an electric revenue bond issued for the Minnesota Municipal Power Agency. The purchases were funded mainly from the proceeds from incremental preferred share offerings conducted during this reporting period and from called bonds. Given the minimal amount of call activity and maturities in NOM during this reporting period, as well as our belief that the Fund's positioning remained well-aligned with our investment objectives, the Fund's only notable addition was a St. Charles County Public Water District Number 2 credit.
NNC's purchases were focused on the intermediate segment of yield curve. We added three AAA rated local GOs, one higher education credit, two utilities issues, one hospital bond, and one CCRC bond. We mainly used the proceeds from called bonds to fund new purchases, as well as reinvested the cash from selling some pre-refunded bonds.
NPV invested in bonds issued by Metropolitan Washington D.C. Airport Authority (which is backed by revenues from Dulles International and Reagan National airports), Fairfax County Goodwin House (a CCRC), Richmond Public Utility and Chesapeake Bay Bridge and Tunnel (tollroad). NPV also purchased secured First Energy Solutions bonds, an energy producer. First Energy announced financial difficulties and possible debt restructuring causing a drop in bond prices, but we believe the secured bonds are in a good position for a strong recovery. Like NMY, NPV also sold both zero coupon Puerto Rico tobacco settlement bonds and uninsured Virgin Islands territorial paper and reinvested the proceeds into more attractive opportunities. Additionally, NPV sold a depreciated bond and simultaneously replaced it with a similarly structured bond to realize a capital loss and boost the Fund's income.
As of November 30, 2016, NKG, NMY, NOM and NPV continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.
How did the Funds perform during the six-month reporting period ended November 30, 2016?
The tables in each Fund's Performance Overview and Holding Summaries section of this report provide the Funds' total returns for the six-month, one-year, five-year and ten-year periods ended November 30, 2016. Each Fund's total returns at common share net asset value (NAV) are compared with the performance of corresponding market indexes.

6	NUVEEN

For the reporting period ended November 30, 2016, the total return at common share NAV for the six Funds trailed the return for their respective state's S&P Municipal Bond Index as well as the national S&P Municipal Bond Index.
Positive contributors to the Funds' relative performance during this reporting period were ratings allocations, sector allocations and credit selection, while duration and yield curve positioning detracted. In addition, the use of regulatory leverage was an important factor negatively affecting performance of the Funds. Leverage is discussed in more detail later in the Fund Leverage section of this report.
Rising yields, with the longest end of the yield curve experiencing the largest increases, hampered the Funds' overweight positioning in longer duration bonds and their corresponding underweight allocations in shorter duration bonds. For all six Funds, this positioning was disadvantageous during the reporting period, as longer maturity bonds exhibited the strongest underperformance.
The Funds' credit quality allocations added value during the reporting period. The performance of lower-rated bonds generally held up better than that of higher grade bonds during this reporting period. The Funds' allocations were overweight to the medium and lower quality (A rated and below) segments and underweight to the higher quality (AAA and AA rated) segments, which was beneficial to relative returns for the six Funds. In particular, NKG was most helped by its underweight to AAA rated bonds. NMY's overweight to BB rated and non-rated credits contributed positively, helping to offset the negative impact of overweight allocations to the AA, B and BBB segments. Exposure to the lower investment grade and non-rated categories buoyed NMS and NOM. NNC's overweight to BBB rated bonds resulted in relative gains. In NPV, non-rated bonds added to performance, while the Fund's exposures to B and BBB rated credits underperformed.
On a sector basis, weaker performing areas of the municipal market included tobacco, zero coupon bonds, health care (especially hospitals) and higher education. The performance of NMY and NPV was hurt by the Funds' overweight allocations to tobacco securitization bonds, as these bonds were hurt by the outflows from high yield municipal bond funds. NKG, NMS, NOM and NNC had no exposure to the tobacco sector. Zero coupon bonds performed poorly during this reporting period due to their long maturities. NMS and NPV held the largest weightings in zero coupon bonds and NKG and NOM held the smallest amounts.
Other sector allocations fared better, contributing positive relative performance. NKG's underweight allocation to the "other utilities" sector, which consisted of prepaid gas bonds, was advantageous to relative performance. Municipalities issue these debt securities to use the proceeds to buy in advance a long-term supply of natural gas. Positive sector performance in NMY and NPV was helped by their exposure to Puerto Rico credits, which performed well in this reporting period. Additionally, American Airlines stock held in NMY performed well during the reporting period. The Fund received American Airlines stock when the Fund's holding of bonds issued by Puerto Rico Ports Authority for American Airlines was converted into equity as part of the merger with US Airways, which was completed in December 2013. Over time, we expect to sell these shares and reinvest the proceeds into municipal bonds. NNC and NPV benefited from overweight allocations to pre-refunded bonds, one of the better performing sectors over the reporting period. For NMS and NOM, sector allocation had a neutral impact on relative performance for this reporting period.
An Update Involving Puerto Rico
As noted in the Funds' previous shareholder reports, we continue to monitor situations in the broader municipal market for any impact on the Funds' holdings and performance: the ongoing economic problems of Puerto Rico is one such case. Puerto Rico's continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico has warned investors since 2014 that the island's debt burden may be unsustainable and the Commonwealth has been exploring various strategies to deal with this burden, including Chapter 9 bankruptcy, which is currently not available by law. On June 30, 2016, President Obama signed the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA) into law. The legislation creates a path for Puerto Rico to establish an independent oversight board responsible for managing the government's financial operations and restructure debt. Implementation is expected to take time, as the law focuses on developing a comprehensive five-year fiscal plan.

NUVEEN	7

Portfolio Managers' Comments (continued)
In terms of Puerto Rico holdings, shareholders should note that NMY, NOM and NPV had exposure to Puerto Rico debt, 5.11%, 0.79% and 3.24%, respectively, at the end of the reporting period, consisting of mostly insured bonds. NKG, NMS, NNC did not hold any Puerto Rico bonds. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). Puerto Rico general obligation debt is currently rated Caa2/CC/CC (below investment grade) by Moody's, S&P and Fitch, respectively, with negative outlooks.
A Note About Investment Valuations
The municipal securities held by the Funds are valued by the Funds' pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. These differences could be significant, both as to such individual securities, and as to the value of a given Fund's portfolio in its entirety. Thus, the current net asset value of a Fund's shares may be impacted, higher or lower, if the Fund were to change pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016, the Funds' current municipal bond pricing service was acquired by the parent company of another pricing service. The two services have not yet combined their valuation organizations and process, but may do so in the future. Thus there is an increased risk that the organization acting as each Fund's pricing service may change, or that the Funds' pricing service may change its valuation methodology, either of which could have an impact on the net asset value of each Fund's shares.

8	NUVEEN

Fund Leverage
IMPACT OF THE FUNDS' LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds' use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund's net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage from borrowings had a negative impact on the performance of the Funds over the reporting period. Leverage from inverse floaters had a negative impact on the performance of NKG, NMY, and NPV and had a negligible impact on the performance of NMS, NOM, and NNC over the reporting period.
As of November 30, 2016, the Funds' percentages of leverage are as shown in the accompanying table.

	NKG	NMY	NMS	NOM	NNC	NPV
Effective Leverage*	39.26%	39.13%	39.59%	36.29%	39.46%	38.88%
Regulatory Leverage*	36.84%	37.67%	39.59%	36.29%	39.46%	34.10%

*
Effective Leverage is a Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund's portfolio that increase the Fund's investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund's capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund's effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS' REGULATORY LEVERAGE
As of November 30, 2016, the Funds have issued and outstanding Variable Rate MuniFund Term Preferred (VMTP) Shares and Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table.
	VMTP Shares		VRDP Shares
		Shares Issued at		Shares Issued at
	Series	Liquidation Preference	Series	Liquidation Preference	Total
NKG	2019	$82,000,000	—	—	$82,000,000
NMY	2019	$197,000,000	—	—	$197,000,000
NMS	2019	$52,800,000	—	—	$52,800,000
NOM	2018	$18,000,000	—	—	$18,000,000
NNC	2019	$154,000,000	—	—	$154,000,000
NPV	—	—	1	$128,000,000	$128,000,000
During the current reporting period, NKG refinanced all of its outstanding Series 2017 VMTP Shares with the issuance of new Series 2019 VMTP Shares. In conjunction with this refinancing NKG issued an additional $7,000,000 Series 2019 VMTP Shares at liquidation preference, to be invested in accordance with the Fund's investment policies.

NUVEEN	9

Fund Leverage (continued)
During the current reporting period, NMY refinanced all of its outstanding Series 2017 VMTP Shares with the issuance of new Series 2019 VMTP Shares. In conjunction with this refinancing NMY issued an additional $30,000,000 Series 2019 VMTP Shares at liquidation preference, to be invested in accordance with the Fund's investment policies.
During the current reporting period, NMS refinanced all of its outstanding Series 2017 VMTP Shares with the issuance of new Series 2019 VMTP Shares. In conjunction with this refinancing NMS issued an additional $8,700,000 Series 2019 VMTP Shares at liquidation preference, to be invested in accordance with the Fund's investment policies.
During the current reporting period, NNC refinanced all of its outstanding Series 2017 VMTP Shares with the issuance of new Series 2019 VMTP Shares. In conjunction with this refinancing NNC issued an additional $29,000,000 Series 2019 VMTP Shares at liquidation preference, to be invested in accordance with the Fund's investment policies.
Refer to Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details on VMTP and VRDP Shares and each Fund's respective transactions.
Subsequent to the end of the reporting period, Virginia Quality Income (NPV) designated a special rate period until January 24, 2018, for the Fund's Series 1 VRDP Shares. In connection with the transition to the special rate period, the VRDP Shares of each series have been remarketed and sold to an institutional investor. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or supported by a liquidity provider. During the period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula.

10	NUVEEN

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds' distributions is current as of November 30, 2016. Each Fund's distribution levels may vary over time based on each Fund's investment activity and portfolio investments value changes.
During the current reporting period, each Fund's distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distribution (Ex-Dividend Date)	NKG	NMY	NMS	NOM	NNC	NPV
June 2016	$0.0535	$0.0555	$0.0665	$0.0610	$0.0490	$0.0545
July	0.0535	0.0555	0.0665	0.0610	0.0490	0.0545
August	0.0535	0.0555	0.0665	0.0610	0.0490	0.0545
September	0.0510	0.0555	0.0665	0.0610	0.0465	0.0495
October	0.0510	0.0555	0.0665	0.0610	0.0465	0.0495
November 2016	0.0510	0.0555	0.0665	0.0610	0.0465	0.0495
Total Distributions from Net Investment Income	$0.3135	$0.3330	$0.3990	$0.3660	$0.2865	$0.3120

Yields
Market Yield*	4.72%	5.41%	4.91%	4.22%	4.29%	4.64%
Taxable-Equivalent Yield*	6.97%	7.96%	7.57%	6.23%	6.32%	6.83%

*
Market Yield is based on the Fund's current annualized monthly dividend divided by the Fund's current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3%, 32.0%, 35.1%, 32.3%, 32.1% and 32.1% for Georgia, Maryland, Minnesota, Missouri, North Carolina and Virginia, respectively. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield would be lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.
As of November 30, 2016, the Funds had positive UNII balances, based upon our best estimate, for tax purposes. NMY, NMS, NOM and NPV had positive UNII balances, while NKG and NNC had negative UNII balances for financial reporting purposes.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund's monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund's dividends for the reporting period are presented in this report's Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN	11

Common Share Information (continued)
COMMON SHARE EQUITY SHELF PROGRAM
During the current reporting period, NMS filed a registration statement with the Securities and Exchange Commission to issue additional common shares through an equity shelf program, which is not yet effective. Under this program NMS, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund's NAV per common share.
COMMON SHARE REPURCHASES
During August 2016, the Funds' Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of November 30, 2016, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NKG	NMY	NMS	NOM	NNC	NPV
Common shares cumulatively repurchased and retired	—	730,000	—	—	130,000	—
Common shares authorized for repurchase	1,055,000	2,335,000	555,000	235,000	1,640,000	1,795,000
During the current reporting period, the Funds did not repurchase any of their outstanding common shares.
OTHER COMMON SHARE INFORMATION
As of November 30, 2016, and during the current reporting period, the Funds' common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NKG	NMY	NMS	NOM	NNC	NPV
Common share NAV	$13.33	$13.95	$14.45	$13.51	$14.39	$13.79
Common share price	$12.97	$12.31	$16.25	$17.35	$13.01	$12.81
Premium/(Discount) to NAV	(2.70)%	(11.76)%	12.46%	28.42%	(9.59)%	(7.11)%
6-month average premium/(discount) to NAV	(1.74)%	(8.30)%	7.80%	16.01%	(7.86)%	(2.96)%

12	NUVEEN

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Georgia Quality Municipal Income Fund (NKG)
(formerly known as Nuveen Georgia Dividend Advantage Municipal Fund 2)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NKG.
Nuveen Maryland Quality Municipal Income Fund (NMY)
(formerly known as Nuveen Maryland Premium Income Municipal Fund)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NMY.
Nuveen Minnesota Quality Municipal Income Fund (NMS)
(formerly known as Nuveen Minnesota Municipal Income Fund)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NMS.

NUVEEN	13

Risk Considerations (continued)
Nuveen Missouri Quality Municipal Income Fund (NOM)
(formerly known as Nuveen Missouri Premium Income Municipal Fund)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NOM.
Nuveen North Carolina Quality Municipal Income Fund (NNC)
(formerly known as Nuveen North Carolina Premium Income Municipal Fund)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NNC.
Nuveen Virginia Quality Municipal Income Fund (NPV)
(formerly known as Nuveen Virginia Premium Income Municipal Fund)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NPV.

14	NUVEEN

NKG
Nuveen Georgia Quality Municipal Income Fund
(formerly known as Nuveen Georgia Dividend Advantage Municipal Fund 2)
Performance Overview and Holding Summaries as of November 30, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of November 30, 2016

	6-Months	Average Annual
	Cumulative	1-Year	5-Year	10-Year
NKG at Common Share NAV	(5.38)%	(0.88)%	3.59%	3.73%
NKG at Common Share Price	(7.12)%	3.21%	3.24%	4.46%
S&P Municipal Bond Georgia Index	(2.67)%	0.22%	3.22%	3.85%
S&P Municipal Bond Index	(2.82)%	0.48%	3.74%	4.07%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	157.4%
Other Assets Less Liabilities	3.2%
Net Assets Plus Floating Rate Obligations & VMTP Shares, at Liquidation Preference	160.6%
Floating Rate Obligations	(2.3)%
VMTP Shares, at Liquidation Preference	(58.3)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	25.9%
U.S. Guaranteed	17.5%
Water and Sewer	11.2%
Tax Obligation/Limited	10.7%
Education and Civic Organizations	10.6%
Utilities	7.7%
Other	16.4%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	26.8%
AA	53.2%
A	12.0%
BBB	3.9%
BB or Lower	0.3%
N/R (not rated)	3.8%
Total	100%

NUVEEN	15

NMY
Nuveen Maryland Quality Municipal Income Fund
(formerly known as Nuveen Maryland Premium Income Municipal Fund)
Performance Overview and Holding Summaries as of November 30, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of November 30, 2016

	6-Month	Average Annual
	Cumulative	1-Year	5-Year	10-Year
NMY at Common Share NAV	(5.41)%	(0.98)%	3.61%	4.12%
NMY at Common Share Price	(7.60)%	3.57%	2.18%	3.49%
S&P Municipal Bond Maryland Index	(2.30)%	0.35%	2.95%	3.73%
S&P Municipal Bond Index	(2.82)%	0.48%	3.74%	4.07%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	163.3%
Common Stocks	0.6%
Short-Term Municipal Bonds	0.6%
Other Assets Less Liabilities	(0.3)%
Net Assets Plus Floating Rate Obligations & VMTP Shares, at Liquidation Preference	164.2%
Floating Rate Obligations	(3.8)%
VMTP Shares, at Liquidation Preference	(60.4)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Health Care	22.8%
Tax Obligation/Limited	14.1%
Tax Obligation/General	12.2%
U.S. Guaranteed	11.2%
Education and Civic Organizations	6.8%
Transportation	5.6%
Housing/Single Family	5.5%
Housing/Multifamily	5.0%
Other	16.8%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	21.5%
AA	32.7%
A	17.4%
BBB	15.1%
BB or Lower	5.8%
N/R (not rated)	7.1%
N/A (not applicable)	0.4%
Total	100%

16	NUVEEN

NMS
Nuveen Minnesota Quality Municipal Income Fund
(formerly known as Nuveen Minnesota Municipal Income Fund)
Performance Overview and Holding Summaries as of November 30, 2016

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of November 30, 2016

	6-Month	Average Annual
	Cumulative	1-Year	5-Year	10-Year
NMS at Common Share NAV	(6.06)%	(2.22)%	5.14%	5.26%
NMS at Common Share Price	4.18%	17.87%	5.07%	7.12%
S&P Municipal Bond Minnesota Index	(2.52)%	0.04%	3.28%	3.99%
S&P Municipal Bond Index	(2.82)%	0.48%	3.74%	4.07%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	162.1%
Other Assets Less Liabilities	3.4%
Net Assets Plus VMTP Shares, at Liquidation Preference	165.5%
VMTP Shares, at Liquidation Preference	(65.5)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Education and Civic Organizations	18.5%
Health Care	15.3%
Tax Obligation/General	14.6%
Utilities	13.6%
Long-Term Care	10.3%
U.S. Guaranteed	7.9%
Other	19.8%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	10.9%
AA	39.7%
A	16.8%
BBB	8.7%
BB or Lower	6.5%
N/R (not rated)	17.4%
Total	100%

NUVEEN	17

NOM
Nuveen Missouri Quality Municipal Income Fund
(formerly known as Nuveen Missouri Premium Income Municipal Fund)
Performance Overview and Holding Summaries as of November 30, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of November 30, 2016

	6-Month	Average Annual
	Cumulative	1-Year	5-Year	10-Year
NOM at Common Share NAV	(4.10)%	1.32%	4.96%	4.54%
NOM at Common Share Price	10.71%	18.42%	6.91%	5.50%
S&P Municipal Bond Missouri Index	(2.70)%	0.39%	3.73%	4.13%
S&P Municipal Bond Index	(2.82)%	0.48%	3.74%	4.07%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	150.8%
Other Assets Less Liabilities	6.2%
Net Assets Plus VMTP Shares, at Liquidation Preference	157.0%
VMTP Shares, at Liquidation Preference	(57.0)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Health Care	21.3%
Education and Civic Organizations	15.6%
Tax Obligation/Limited	15.5%
Long-Term Care	10.2%
Transportation	8.4%
U.S. Guaranteed	8.2%
Tax Obligation/General	7.2%
Other	13.6%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	14.1%
AA	32.4%
A	28.9%
BBB	10.9%
BB or Lower	4.9%
N/R (not rated)	8.8%
Total	100%

18	NUVEEN

NNC
Nuveen North Carolina Quality Municipal Income Fund
(formerly known as Nuveen North Carolina Premium Income Municipal Fund)
Performance Overview and Holding Summaries as of November 30, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of November 30, 2016

	6-Month	Average Annual
	Cumulative	1-Year	5-Year	10-Year
NNC at Common Share NAV	(5.79)%	(1.23)%	3.89%	4.27%
NNC at Common Share Price	(6.45)%	4.92%	1.95%	3.61%
S&P Municipal Bond North Carolina Index	(2.38)%	0.17%	3.09%	3.97%
S&P Municipal Bond Index	(2.82)%	0.48%	3.74%	4.07%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	162.0%
Other Assets Less Liabilities	3.2%
Net Assets Plus VMTP Shares, at Liquidation Preference	165.2%
VMTP Shares, at Liquidation Preference	(65.2)%
Net Assets	100%

Portfolio Composition
(% of total investments)
U.S. Guaranteed	24.5%
Education and Civic Organizations	14.6%
Transportation	14.6%
Health Care	13.8%
Tax Obligation/Limited	9.8%
Water and Sewer	9.3%
Other	13.4%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	32.9%
AA	45.8%
A	13.9%
BBB	5.3%
N/R (not rated)	2.1%
Total	100%

NUVEEN	19

NPV
Nuveen Virginia Quality Municipal Income Fund
(formerly known as Virginia Premium Income Municipal Fund)
Performance Overview and Holding Summaries as of November 30, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of November 30, 2016

	6-Month	Average Annual
	Cumulative	1-Year	5-Year	10-Year
NPV at Common Share NAV	(6.12)%	(1.29)%	3.55%	4.15%
NPV at Common Share Price	(9.28)%	(1.55)%	1.54%	3.58%
S&P Municipal Bond Virginia Index	(2.76)%	0.42%	3.26%	3.73%
S&P Municipal Bond Index	(2.82)%	0.48%	3.74%	4.07%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	151.1%
Other Assets Less Liabilities	4.4%
Net Assets Plus Floating Rate Obligations & VRDP Shares, at Liquidation Preference	155.5%
Floating Rate Obligations	(3.7)%
VRDP Shares, at Liquidation Preference	(51.8)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Transportation	20.3%
U.S. Guaranteed	19.5%
Health Care	15.6%
Tax Obligation/Limited	15.5%
Education and Civic Organizations	7.3%
Water and Sewer	4.3%
Other	17.5%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	28.6%
AA	38.8%
A	9.4%
BBB	12.4%
BB or Lower	6.7%
N/R (not rated)	4.1%
Total	100%

20	NUVEEN

NKG
Nuveen Georgia Quality Municipal Income Fund
(formerly known as Nuveen Georgia Dividend Advantage Municipal Fund 2)
	Portfolio of Investments	November 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 157.4% (100.0% of Total Investments)
	MUNICIPAL BONDS – 157.4% (100.0% of Total Investments)
	Education and Civic Organizations – 16.6% (10.6% of Total Investments)
$1,760	Athens Housing Authority, Georgia, Student Housing Lease Revenue Bonds, UGAREF East Campus Housing LLC Project, Series 2009, 5.250%, 6/15/35	6/19 at 100.00	Aa2	$1,893,531
700	Carrollton Payroll Development Authority, Georgia, Student Housing Revenue Bonds, University of West Georgia, Series 2004A, 5.000%, 9/01/21 – SYNCORA GTY Insured	2/17 at 100.00	A1	702,359
1,600	Cobb County Development Authority, Georgia, Revenue Bonds, KSU University II Real Estate Foundation, LLC Project, Series 2011, 5.000%, 7/15/41 – AGM Insured	7/21 at 100.00	AA	1,732,928
1,340	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten Academy Project, Series 2013B, 7.000%, 10/01/43	10/23 at 100.00	N/R	1,417,934
625	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Foundation Technology Square Project, Refunding Series 2012A, 5.000%, 11/01/31	5/22 at 100.00	AA+	695,131
3,000	Fulton County Development Authority, Georgia, Revenue Bonds, Robert W. Woodruff Arts Center, Inc. Project, Refunding Series 2015A, 5.000%, 3/15/36	3/26 at 100.00	A2	3,286,830
3,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Refunding Series 2013A, 5.000%, 10/01/43	10/23 at 100.00	AA+	3,323,250
2,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Refunding Series 2016A, 5.000%, 10/01/46	10/26 at 100.00	AA+	2,240,660
	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Series 2009, Tender Option Bond Trust 2015-XF0073:
730	16.440%, 9/01/32 (IF)	9/19 at 100.00	AA+	974,681
1,150	16.467%, 9/01/35 (IF)	9/19 at 100.00	AA+	1,514,228
1,325	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Refunding Series 2012C, 5.250%, 10/01/30	10/22 at 100.00	Baa2	1,416,067
1,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.000%, 10/01/32	10/21 at 100.00	Baa2	1,059,760
3,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Savannah College of Art & Design Projects, Series 2014, 5.000%, 4/01/44	4/24 at 100.00	Baa1	3,098,340
21,230	Total Education and Civic Organizations			23,355,699
	Health Care – 11.2% (7.1% of Total Investments)
	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998:
205	5.250%, 12/01/22 (4)	2/17 at 100.00	D	163,951
745	5.375%, 12/01/28 (4)	12/16 at 100.00	D	595,821
665	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 2016, 6.500%, 3/31/17	1/17 at 100.00	N/R	662,127
715	Coweta County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc. Project, Series 2010, 5.000%, 6/15/40	6/20 at 100.00	AA–	779,786
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B:
1,000	5.000%, 2/15/33	2/20 at 100.00	AA–	1,062,670
1,000	5.125%, 2/15/40	2/20 at 100.00	AA–	1,061,970
3,945	5.250%, 2/15/45	2/41 at 100.00	AA–	4,208,171
1,620	Greene County Development Authority, Georgia, Health System Revenue Bonds, Catholic Health East Issue, Series 2012, 5.000%, 11/15/37	No Opt. Call	AA	1,748,741
	Macon-Bibb County Hospital Authority, Georgia, Revenue Anticipation Certificates, Medical Center of Central Georgia Inc., Series 2009:
425	5.000%, 8/01/32	8/19 at 100.00	AA–	451,350
975	5.000%, 8/01/35	8/19 at 100.00	AA–	1,032,866

NUVEEN	21

NKG	Nuveen Georgia Quality Municipal Income Fund
(formerly known as Nuveen Georgia Dividend Advantage Municipal Fund 2)
	Portfolio of Investments (continued)	November 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,470	Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2010, 5.000%, 8/01/21 – AGM Insured	No Opt. Call	AA	$1,612,928
2,300	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center, Series 2007, 5.000%, 10/01/33	10/17 at 100.00	A2	2,339,054
15,065	Total Health Care			15,719,435
	Housing/Multifamily – 2.8% (1.8% of Total Investments)
1,205	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds, Trestletree Village Apartments, Series 2013A, 4.500%, 11/01/35	11/23 at 100.00	BBB+	1,153,113
	Savannah Economic Development Authority, Georgia, GNMA Collateralized Multifamily Housing Revenue Bonds, Snap I-II-III Apartments, Series 2002A:
400	5.150%, 11/20/22 (Alternative Minimum Tax)	2/17 at 100.00	AA+	400,676
980	5.200%, 11/20/27 (Alternative Minimum Tax)	2/17 at 100.00	AA+	981,117
1,465	5.250%, 11/20/32 (Alternative Minimum Tax)	2/17 at 100.00	AA+	1,466,157
4,050	Total Housing/Multifamily			4,001,063
	Materials – 0.3% (0.2% of Total Investments)
390	Savannah Economic Development Authority, Georgia, Pollution Control Revenue Bonds, Union Camp Corporation, Series 1995, 6.150%, 3/01/17	No Opt. Call	Baa2	393,409
	Tax Obligation/General – 40.8% (25.9% of Total Investments)
3,000	Carroll City-County Hospital Authority, Georgia, Revenue Anticipation Certificates Tanner Medical Center, Inc. Project, Series 2015, 5.000%, 7/01/41	7/25 at 100.00	AA	3,268,440
2,000	Chatham County Hospital Authority, Georgia, Seven Mill Tax Pledge Refunding and Improvement Revenue Bonds, Memorial Health University Medical Center, Inc., Series 2012A, 5.000%, 1/01/31	1/22 at 100.00	AA	2,208,180
1,500	Cherokee County Resource Recovery Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Ball Ground Recycling LLC Project, Series 2007A, 5.000%, 7/01/37 – AMBAC Insured (Alternative Minimum Tax)	7/17 at 100.00	AA+	1,524,660
1,725	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Performing Arts Center, Refunding Series 2013, 5.000%, 1/01/21	No Opt. Call	AAA	1,945,127
2,000	DeKalb County, Georgia, General Obligation Bonds, Special Transportation, Parks and Greenspace and Libraries Tax District Series 2016, 5.000%, 12/01/27	12/26 at 100.00	Aa3	2,364,940
	East Point Building Authority, Georgia, Revenue Bonds, Water & Sewer Project Series 2006A:
3,000	5.000%, 2/01/30 – SYNCORA GTY Insured	2/17 at 100.00	N/R	3,002,280
2,000	5.000%, 2/01/34 – SYNCORA GTY Insured	2/17 at 100.00	N/R	2,001,280
1,135	Floyd County Hospital Authority, Georgia, Revenue Anticipation Certificates, Floyd Medical Center, Series 2012B, 5.000%, 7/01/23	No Opt. Call	Aa2	1,282,709
2,000	Floyd County Hospital Authority, Georgia, Revenue Anticipation Certificates, Floyd Medical Center, Series 2016, 5.000%, 7/01/35	7/26 at 100.00	Aa2	2,206,460
3,000	Forsyth County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 4/01/44	4/25 at 100.00	AAA	3,353,250
3,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2014A, 5.500%, 8/15/54	2/25 at 100.00	AA–	3,415,320
15	Georgia Environmental Loan Acquisition Corporation, Local Government Loan Securitization Bonds, Loan Pool Series 2011, 5.125%, 3/15/31	3/21 at 100.00	Aaa	15,704
2,000	Georgia State, General Obligation Bonds, Refunding Series 2009I, 5.000%, 7/01/19	No Opt. Call	AAA	2,183,280
3,550	Georgia State, General Obligation Bonds, Series 2015A, 5.000%, 2/01/28	2/25 at 100.00	AAA	4,174,232
2,530	Georgia State, General Obligation Bonds, Tranche 2 Series 2016A, 5.000%, 2/01/30	2/26 at 100.00	AAA	2,979,530
3,500	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2013, 5.000%, 2/01/36	2/23 at 100.00	AAA	3,918,635
1,500	Habersham County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series 2014B, 5.000%, 2/01/37	No Opt. Call	Aa3	1,635,540
3,000	Henry County School District, Georgia, General Obligation Bonds, Series 2016, 5.000%, 8/01/27	8/26 at 100.00	AA+	3,565,860

22	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$445	La Grange-Troup County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series 2008A, 5.500%, 7/01/38	7/18 at 100.00	Aa2	$467,259
	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
302	5.500%, 7/15/23	7/21 at 100.00	N/R	301,368
601	5.500%, 7/15/30	7/21 at 100.00	N/R	596,856
659	5.500%, 1/15/36	7/21 at 100.00	N/R	654,050
3,000	Sandy Springs Public Facilities Authority, Georgia, Revenue Bonds, Sandy Springs City Center Project, Series 2015, 5.000%, 5/01/47	5/26 at 100.00	Aaa	3,360,930
2,260	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	Aa2	2,420,935
	Vidalia School District, Toombs County, Georgia, General Obligation Bonds, Series 2016:
1,000	5.000%, 8/01/30	2/26 at 100.00	Aa1	1,156,650
1,035	5.000%, 8/01/31	2/26 at 100.00	Aa1	1,193,541
2,000	Winder-Barrow Industrial Building Authority, Georgia, Revenue Bonds, City of Winder Project, Refunding Series 2012, 5.000%, 12/01/29 – AGM Insured	12/21 at 100.00	A1	2,186,880
51,757	Total Tax Obligation/General			57,383,896
	Tax Obligation/Limited – 16.9% (10.7% of Total Investments)
3,250	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium Project, Senior Lien Series 2015A-1, 5.250%, 7/01/44	7/25 at 100.00	Aa3	3,637,855
	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Refunding Series 2007:
110	5.250%, 12/01/19 – AGC Insured	12/17 at 100.00	AA	113,917
350	5.250%, 12/01/20	No Opt. Call	AA	362,464
80	5.250%, 12/01/21 – AGC Insured	12/17 at 100.00	AA	82,767
1,080	5.000%, 12/01/23 – AGC Insured	12/17 at 100.00	AA	1,112,281
1,500	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 7.375%, 1/01/31	1/19 at 100.00	A2	1,640,940
270	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008C. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	296,050
725	Atlanta, Georgia, Tax Allocation Bonds, Perry Bolton Project Series 2014, 5.000%, 7/01/41	7/23 at 100.00	A–	766,586
	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding Series 1993:
170	5.500%, 10/01/18 – NPFG Insured	No Opt. Call	AA–	174,830
5,745	5.625%, 10/01/26 – NPFG Insured	10/19 at 100.00	AA–	6,459,793
405	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding Series 2005, 5.500%, 10/01/26 – NPFG Insured	No Opt. Call	AA–	464,576
3,020	Georgia Local Governments, Certificates of Participation, Georgia Municipal Association, Series 1998A, 4.750%, 6/01/28 – NPFG Insured	No Opt. Call	AA–	3,207,874
	Georgia Municipal Association Inc., Certificates of Participation, Riverdale Public Purpose Project, Series 2009:
905	5.375%, 5/01/32 – AGC Insured	5/19 at 100.00	AA	970,269
1,165	5.500%, 5/01/38 – AGC Insured	5/19 at 100.00	AA	1,252,713
1,070	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Refunding Series 1992P, 6.250%, 7/01/20 – AMBAC Insured	No Opt. Call	Aa1	1,169,371
1,000	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Third Indenture, Series 2015B, 5.000%, 7/01/41	7/26 at 100.00	AA+	1,121,230
810	Tift County Hospital Authority, Georgia, Revenue Anticipation Certificates Series 2012, 5.000%, 12/01/38	No Opt. Call	Aa2	890,911
21,655	Total Tax Obligation/Limited			23,724,427

NUVEEN	23

NKG	Nuveen Georgia Quality Municipal Income Fund
(formerly known as Nuveen Georgia Dividend Advantage Municipal Fund 2)
	Portfolio of Investments (continued)	November 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 11.5% (7.3% of Total Investments)
$2,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2011B, 5.000%, 1/01/30 (Alternative Minimum Tax)	1/21 at 100.00	AA–	$2,150,300
2,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2012B, 5.000%, 1/01/31	No Opt. Call	AA–	2,206,200
2,810	Atlanta, Georgia, Airport General Revenue Bonds, Series 2012C, 5.000%, 1/01/42 (Alternative Minimum Tax)	1/22 at 100.00	AA–	2,972,530
	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds, Refunding Subordinate Lien Series 2014A:
2,575	5.000%, 1/01/32	1/24 at 100.00	AA–	2,868,447
3,750	5.000%, 1/01/34	1/24 at 100.00	AA–	4,147,275
1,500	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	Baa3	1,791,165
14,635	Total Transportation			16,135,917
	U.S. Guaranteed – 27.6% (17.5% of Total Investments) (5)
5,000	Atlanta Development Authority, Georgia, Educational Facilities Revenue Bonds, Science Park LLC Project, Series 2007, 5.000%, 7/01/39 (Pre-refunded 7/01/17)	7/17 at 100.00	Aa3 (5)	5,121,900
5,100	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2001, 5.000%, 8/01/35 (Pre-refunded 8/01/18) – AGM Insured	8/18 at 100.00	AA (5)	5,423,799
1,000	Clark County Hospital Authority, Georgia, Hospital Revenue Bonds, Athens Regional Medical Center, Refunding Series 2007, 5.000%, 1/01/27 (Pre-refunded 1/01/17) – NPFG Insured	1/17 at 100.00	Aa1 (5)	1,003,640
600	Clarke County Hospital Authority, Georgia, Hospital Revenue Certificates, Athens Regional Medical Center, Series 2012, 5.000%, 1/01/32 (Pre-refunded 1/01/22)	1/22 at 100.00	Aa1 (5)	689,442
1,375	Cobb County Development Authority, Georgia, Student Housing Revenue Bonds, KSU Village II Real Estate Foundation LLC Project, Senior Series 2007A, 5.250%, 7/15/38 (Pre-refunded 7/15/17) – AMBAC Insured	7/17 at 100.00	N/R (5)	1,411,960
	Coweta County Water and Sewer Authority, Georgia, Revenue Bonds, Series 2007:
1,000	5.000%, 6/01/32 (Pre-refunded 6/01/18)	6/18 at 100.00	Aa2 (5)	1,057,610
275	5.000%, 6/01/37 (Pre-refunded 6/01/18)	6/18 at 100.00	N/R (5)	290,843
1,725	5.000%, 6/01/37 (Pre-refunded 6/01/18)	6/18 at 100.00	Aa2 (5)	1,824,377
2,225	Douglasville-Douglas County Water and Sewer Authority, Georgia, Water and Sewerage Revenue Bonds, Series 2007, 5.000%, 6/01/37 (Pre-refunded 6/01/17) – NPFG Insured	6/17 at 100.00	AA– (5)	2,270,946
1,500	Forsyth County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2007, 5.000%, 4/01/37 (Pre-refunded 4/01/17) – AGM Insured	4/17 at 100.00	AAA	1,521,165
	Georgia Higher Education Facilities Authority, Revenue Bonds, USG Real Estate Foundation I LLC Project, Series 2008:
25	6.000%, 6/15/28 (Pre-refunded 6/15/18)	6/18 at 100.00	AA (5)	26,843
125	6.000%, 6/15/28 (Pre-refunded 6/15/18)	6/18 at 100.00	AA (5)	134,215
995	Georgia Municipal Electric Authority, Project One Revenue Bonds, Subordinated Series 2007A-2, 5.000%, 1/01/25 (Pre-refunded 1/01/17)	1/17 at 100.00	AA– (5)	998,582
2,500	Georgia State, General Obligation Bonds, Series 2007E, 5.000%, 8/01/24 (Pre-refunded 8/01/17)	8/17 at 100.00	AAA	2,569,425
1,000	Georgia State, General Obligation Bonds, Series 2009B, 5.000%, 1/01/26 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA	1,075,460
4,900	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2008, 5.000%, 2/01/36 (Pre-refunded 2/01/18) (UB)	2/18 at 100.00	AAA	5,122,117
2,540	Houston County Hospital Authority, Georgia, Revenue Bonds, Houston Healthcare Project, Series 2007, 5.250%, 10/01/35 (Pre-refunded 10/01/17)	10/17 at 100.00	A+ (5)	2,632,558
2,475	Paulding County School District, Georgia, General Obligation Bonds, Series 2007, 5.000%, 2/01/33 (Pre-refunded 2/01/17)	2/17 at 100.00	AA+ (5)	2,492,672
1,000	Unified Government of Athens-Clarke County, Georgia, Water and Sewerage Revenue Bonds, Series 2008, 5.500%, 1/01/38 (Pre-refunded 1/01/19)	1/19 at 100.00	Aa1 (5)	1,085,720

24	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	Walton County Water and Sewerage Authority, Georgia, Revenue Bonds, Oconee-Hard Creek Reservoir Project, Series 2008:
$1,280	5.000%, 2/01/38 (Pre-refunded 2/01/18) – AGM Insured	2/18 at 100.00	A2 (5)	$1,338,637
695	5.000%, 2/01/38 (Pre-refunded 2/01/18) – AGM Insured	2/18 at 100.00	A2 (5)	726,588
37,335	Total U.S. Guaranteed			38,818,499
	Utilities – 12.0% (7.7% of Total Investments)
525	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant, First Series 2012, 1.750%, 12/01/49 (Mandatory put 6/01/17)	No Opt. Call	A+	526,428
3,000	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 2012GG, 5.000%, 1/01/43	1/23 at 100.00	A+	3,239,550
1,005	Georgia Municipal Electric Authority, Project One Revenue Bonds, Subordinated Series 2007A-2, 5.000%, 1/01/25	1/17 at 100.00	AA–	1,007,894
130	Georgia Municipal Electric Authority, Senior Lien General Power Revenue Bonds, Series 1993Z, 5.500%, 1/01/20 – FGIC Insured	No Opt. Call	A+	137,784
	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B:
1,055	5.000%, 3/15/20	No Opt. Call	A	1,130,549
1,300	5.000%, 3/15/21	No Opt. Call	A	1,419,795
1,500	5.000%, 3/15/22	No Opt. Call	A	1,636,515
	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A:
350	5.125%, 9/15/17	No Opt. Call	A	358,453
950	5.000%, 3/15/18	No Opt. Call	A+	988,247
2,000	5.000%, 3/15/22	No Opt. Call	A+	2,185,080
1,500	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series 2015A, 0.000%, 1/01/32	No Opt. Call	A+	847,440
3,000	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series 2016A, 5.000%, 1/01/28	7/26 at 100.00	A+	3,448,020
16,315	Total Utilities			16,925,755
	Water and Sewer – 17.7% (11.2% of Total Investments)
260	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004, 5.750%, 11/01/30 – AGM Insured	No Opt. Call	AA	334,675
5	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2001, 5.000%, 8/01/35 – AGM Insured	8/18 at 100.00	AA	5,258
500	Columbus, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2014A, 5.000%, 5/01/31	5/24 at 100.00	AA+	564,645
500	Columbus, Georgia, Water and Sewerage Revenue Bonds, Series 2016, 5.000%, 5/01/36	5/26 at 100.00	AA+	568,325
	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2006B:
6,000	5.250%, 10/01/32 – AGM Insured	10/26 at 100.00	AA	7,003,080
300	5.000%, 10/01/35 – AGM Insured	No Opt. Call	AA	338,226
5,350	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Second Resolution Series 2011A, 5.250%, 10/01/41	10/21 at 100.00	Aa3	6,003,128
1,000	Fulton County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2013, 5.000%, 1/01/33	1/23 at 100.00	AA	1,104,620
1,000	Milledgeville, Georgia, Water and Sewerage Revenue Refunding Bonds, Series 1996, 6.000%, 12/01/21 – AGM Insured	No Opt. Call	AA	1,103,110
2,805	Paulding County, Georgia, Water and Sewerage Revenue Bonds, Refunding & Improvement Series 2016, 5.000%, 12/01/22	No Opt. Call	AA	3,259,073

NUVEEN	25

NKG	Nuveen Georgia Quality Municipal Income Fund
(formerly known as Nuveen Georgia Dividend Advantage Municipal Fund 2)
	Portfolio of Investments (continued)	November 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$2,000	South Fulton Municipal Regional Water and Sewer Authority, Georgia, Revenue Bonds, Refunding Series 2014, 5.000%, 1/01/30	1/24 at 100.00	AA	$2,217,220
2,315	Walton County Water and Sewerage Authority, Georgia, Revenue Bonds, Oconee-Hard Creek Reservoir Project, Series 2016, 4.000%, 2/01/38	2/26 at 100.00	Aa2	2,337,942
22,035	Total Water and Sewer			24,839,302
$204,467	Total Long-Term Investments (cost $216,155,891)			221,297,402
	Floating Rate Obligations – (2.3)%			(3,245,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Preference – (58.3)% (6)			(82,000,000)
	Other Assets Less Liabilities – 3.2%			4,531,386
	Net Assets Applicable to Common Shares – 100%			$140,583,788

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 37.1%.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

26	NUVEEN

NMY
Nuveen Maryland Quality Municipal Income Fund
(formerly known as Nuveen Maryland Premium Income Municipal Fund)
	Portfolio of Investments	November 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 163.9% (99.6% of Total Investments)
	MUNICIPAL BONDS – 163.3% (99.2% of Total Investments)
	Consumer Discretionary – 5.0% (3.0% of Total Investments)
	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
$400	5.250%, 9/01/19 – SYNCORA GTY Insured	2/17 at 100.00	Ba1	$400,944
330	5.250%, 9/01/25 – SYNCORA GTY Insured	2/17 at 100.00	Ba1	330,713
350	5.250%, 9/01/27 – SYNCORA GTY Insured	2/17 at 100.00	Ba1	350,756
535	4.600%, 9/01/30 – SYNCORA GTY Insured	2/17 at 100.00	Ba1	536,161
100	5.000%, 9/01/32 – SYNCORA GTY Insured	2/17 at 100.00	Ba1	100,216
12,165	5.250%, 9/01/39 – SYNCORA GTY Insured	2/17 at 100.00	Ba1	12,191,276
1,000	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.875%, 9/01/39	2/17 at 100.00	BB	1,001,710
2,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31 (4)	12/16 at 100.00	N/R	1,193,400
16,880	Total Consumer Discretionary			16,105,176
	Consumer Staples – 5.7% (3.5% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
595	5.125%, 6/01/24	6/17 at 100.00	B–	521,208
1,695	5.875%, 6/01/30	6/17 at 100.00	B–	1,434,190
210	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	182,517
13,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 0.000%, 6/15/46	2/17 at 16.43	N/R	1,467,180
	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A:
2,215	5.250%, 6/01/32	6/17 at 100.00	N/R	2,197,612
2,915	5.625%, 6/01/47	6/17 at 100.00	N/R	2,675,853
100	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	2/17 at 100.00	B3	81,265
3,270	Puerto Rico, The Children's Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	2/17 at 100.00	BBB–	3,281,772
2,000	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed	2/17 at 100.00	BB+	1,816,020
	Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A, 5.000%, 6/01/37
1,500	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/29	6/17 at 100.00	B	1,390,050
780	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31	5/17 at 100.00	A3	779,961
3,000	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.125%, 6/01/42	2/17 at 100.00	B–	2,787,030
31,280	Total Consumer Staples			18,614,658
	Education and Civic Organizations – 11.2% (6.8% of Total Investments)
2,375	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount Saint Mary's University, Series 2006, 5.625%, 9/01/38	2/17 at 100.00	BB+	2,375,356
700	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2012A, 5.000%, 7/01/34	7/22 at 100.00	A–	763,595

NUVEEN	27

NMY	Nuveen Maryland Quality Municipal Income Fund
(formerly known as Nuveen Maryland Premium Income Municipal Fund)
	Portfolio of Investments (continued)	November 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins University, Series 2008A:
$2,000	5.000%, 7/01/18	No Opt. Call	AA+	$2,122,620
530	5.250%, 7/01/38	No Opt. Call	AA+	557,693
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins University, Series 2012A:
1,145	5.000%, 7/01/30	No Opt. Call	AA+	1,278,175
1,050	5.000%, 7/01/37	No Opt. Call	AA+	1,172,126
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins University, Series 2013B:
500	5.000%, 7/01/38	7/23 at 100.00	AA+	550,555
4,375	4.250%, 7/01/41	7/23 at 100.00	AA+	4,558,575
1,250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Loyola University Maryland, Series 2012A, 5.000%, 10/01/39	10/22 at 100.00	A	1,360,525
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Loyola University Maryland, Series 2014:
1,250	5.000%, 10/01/45	10/24 at 100.00	A	1,360,488
1,000	4.000%, 10/01/45	10/24 at 100.00	A	1,001,960
745	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2007, 5.000%, 6/01/36	6/17 at 100.00	Baa1	754,961
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2012:
1,500	5.000%, 6/01/34	No Opt. Call	Baa1	1,607,850
3,000	5.000%, 6/01/47	6/22 at 100.00	Baa1	3,189,060
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2016:
700	5.000%, 6/01/33	6/26 at 100.00	Baa1	747,467
1,875	4.000%, 6/01/42	6/26 at 100.00	Baa1	1,752,525
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2017:
525	5.000%, 6/01/35 (WI/DD, Settling 3/07/17)	6/26 at 100.00	Baa1	560,317
1,000	5.000%, 6/01/42 (WI/DD, Settling 3/07/17)	6/26 at 100.00	Baa1	1,055,630
745	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40	7/20 at 100.00	BB+	764,281
625	Morgan State University, Maryland, Student Tuition and Fee Revenue Bonds, Academic Fees and Auxiliary Facilities, Series 2012, 5.000%, 7/01/29	7/22 at 100.00	A+	692,056
7,775	Morgan State University, Maryland, Student Tuition and Fee Revenue Refunding Bonds, Academic Fees and Auxiliary Facilities, Series 1993, 6.100%, 7/01/20 – NPFG Insured	No Opt. Call	AA–	8,421,802
34,665	Total Education and Civic Organizations			36,647,617
	Energy – 0.1% (0.0% of Total Investments)
140	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine Terminals Inc. Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25	9/20 at 100.00	B	138,481
	Health Care – 37.5% (22.8% of Total Investments)
	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds, Meritus Medical Center, Series 2015:
990	4.000%, 7/01/32	7/25 at 100.00	BBB	983,159
2,470	4.250%, 7/01/35	7/25 at 100.00	BBB	2,460,491
2,725	5.000%, 7/01/45	7/25 at 100.00	BBB	2,876,674
2,445	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds Doctors Community Hospital, Refunding Series 2010, 5.750%, 7/01/38	7/20 at 100.00	Baa3	2,651,114
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2011A:
1,350	6.250%, 1/01/31	1/22 at 100.00	Baa3	1,552,743
375	6.125%, 1/01/36	1/22 at 100.00	Baa3	424,590

28	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,355	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System Issue, Series 2012, 5.000%, 7/01/24	No Opt. Call	A	$1,541,177
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2010, 5.000%, 7/01/40	7/19 at 100.00	A	2,605,725
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Calvert Health System Issue, Refunding Series 2013, 5.000%, 7/01/38	7/23 at 100.00	A	2,147,060
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll Hospital Center, Series 2012A:
1,000	4.000%, 7/01/30	7/22 at 100.00	A1	1,034,390
1,775	5.000%, 7/01/37	7/22 at 100.00	A1	1,918,331
4,335	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial Hospital Issue, Series 2012A, 4.250%, 7/01/32	No Opt. Call	Baa1	4,419,099
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins Health System Issue, Series 2015A, 4.000%, 5/15/40	5/25 at 100.00	AA–	2,484,900
4,450	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins Health System Obligated Group Issue, Series 2010, 5.000%, 5/15/40	5/20 at 100.00	AA–	4,775,073
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins Health System Obligated Group Issue, Series 2011A:
500	5.000%, 5/15/25	5/21 at 100.00	AA–	552,105
500	5.000%, 5/15/26	5/21 at 100.00	AA–	549,550
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health Issue, Series 2016:
2,000	4.000%, 7/01/41	7/26 at 100.00	A+	1,924,120
4,745	5.000%, 7/01/47	7/26 at 100.00	A+	5,103,912
1,685	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2008, 5.000%, 7/01/28 – AGM Insured	7/17 at 100.00	AA	1,711,404
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2015:
1,500	4.000%, 7/01/35	7/25 at 100.00	A+	1,511,910
1,125	5.000%, 7/01/40	7/25 at 100.00	A+	1,235,183
2,975	4.125%, 7/01/47	7/25 at 100.00	A+	2,969,764
535	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Medlantic/Helix, Series 1998A, 5.250%, 8/15/38 – AGM Insured	No Opt. Call	AA	621,782
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2015, 5.000%, 8/15/38	2/25 at 100.00	A2	2,704,200
2,850	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2011, 5.000%, 7/01/31	7/22 at 100.00	BBB	3,063,636
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2016A:
90	5.000%, 7/01/36	7/26 at 100.00	BBB	97,403
1,895	5.000%, 7/01/38	7/26 at 100.00	BBB	2,046,164
2,010	4.000%, 7/01/42	7/26 at 100.00	BBB	1,916,917
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center Issue, Refunding Series 2015:
1,185	5.000%, 7/01/39	7/24 at 100.00	A	1,286,863
4,000	5.000%, 7/01/45	7/24 at 100.00	A	4,313,640
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2013A:
11,500	5.000%, 7/01/43	7/22 at 100.00	A2	12,440,814
4,665	4.000%, 7/01/43	7/22 at 100.00	A2	4,702,087
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2015, 5.000%, 7/01/35	7/25 at 100.00	A2	1,102,580
4,155	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2010, 5.125%, 7/01/39	7/19 at 100.00	A2	4,351,905

NUVEEN	29

NMY	Nuveen Maryland Quality Municipal Income Fund
(formerly known as Nuveen Maryland Premium Income Municipal Fund)
	Portfolio of Investments (continued)	November 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$12,250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2014, 5.250%, 7/01/34	7/24 at 100.00	BBB	$13,376,995
8,000	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011MD, 5.000%, 12/01/40	12/21 at 100.00	AA	8,633,919
	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Series 2015:
2,000	5.000%, 12/01/44	6/25 at 100.00	AA	2,188,200
7,500	4.000%, 12/01/44	6/25 at 100.00	AA	7,521,450
4,100	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Series 2016, 5.000%, 12/01/45	6/26 at 100.00	AA	4,534,149
115,535	Total Health Care			122,335,178
	Housing/Multifamily – 8.2% (5.0% of Total Investments)
1,990	Anne Arundel County, Maryland, FNMA Multifamily Housing Revenue Bonds, Glenview Gardens Apartments Project, Series 2009, 5.000%, 1/01/28 (Mandatory put 1/01/27)	1/20 at 102.00	AA+	2,109,898
	Howard County Housing Commission, Maryland, Revenue Bonds, Columbia Commons Apartments, Series 2014A:
1,500	4.000%, 6/01/34	6/24 at 100.00	A+	1,500,960
2,550	5.000%, 6/01/44	6/24 at 100.00	A+	2,693,565
1,860	Howard County Housing Commission, Maryland, Revenue Bonds, Gateway Village Apartments, Series 2016, 4.000%, 6/01/46	6/26 at 100.00	A+	1,831,468
	Howard County Housing Commission, Maryland, Revenue Bonds, The Verona at Oakland Mills Project, Series 2013:
3,000	5.000%, 10/01/28	10/23 at 100.00	A+	3,293,820
2,000	4.625%, 10/01/28	10/23 at 100.00	A+	2,137,840
2,110	Maryland Community Development Administration, Multifamily Housing Revenue Bonds, Princess Anne Apartments, Series 2001D, 5.450%, 12/15/33 (Alternative Minimum Tax)	12/16 at 100.00	Aaa	2,111,920
	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Salisbury University Project, Refunding Series 2013:
500	5.000%, 6/01/27	6/23 at 100.00	Baa3	536,085
500	5.000%, 6/01/34	6/23 at 100.00	Baa3	524,310
1,500	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Sheppard Pratt University Village, Series 2012, 5.000%, 7/01/33	No Opt. Call	BBB–	1,573,095
495	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland – Baltimore Project, Refunding Senior Lien Series 2015, 5.000%, 7/01/39	7/25 at 100.00	BBB–	519,067
1,500	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, Baltimore County Project, Refunding Series 2016, 3.600%, 7/01/35 – AGM Insured	2/17 at 100.00	AA	1,391,040
	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, College Park Project, Refunding Series 2016:
900	5.000%, 6/01/29 – AGM Insured	6/26 at 100.00	AA	1,039,761
1,240	5.000%, 6/01/31 – AGM Insured	6/26 at 100.00	AA	1,414,009
1,440	5.000%, 6/01/35 – AGM Insured	6/26 at 100.00	AA	1,610,870
780	5.000%, 6/01/43 – AGM Insured	6/26 at 100.00	AA	861,276
1,500	Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing Development Bonds, Series 2014A, 3.875%, 7/01/39	7/24 at 100.00	Aaa	1,463,520
25,365	Total Housing/Multifamily			26,612,504
	Housing/Single Family – 9.0% (5.5% of Total Investments)
3,000	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2009B, 4.750%, 9/01/39	9/18 at 100.00	Aa2	3,061,020
2,385	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2011B, 3.250%, 3/01/36	3/26 at 100.00	Aa2	2,216,214
2,400	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2014A, 4.300%, 9/01/32	9/23 at 100.00	Aa2	2,476,536

30	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)
	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2014C:
$3,000	3.400%, 3/01/31	3/24 at 100.00	Aa2	$2,940,000
1,165	3.750%, 3/01/39	3/24 at 100.00	Aa2	1,132,345
1,000	Maryland Community Development Administration Department of Housing and Community Development,Residential Revenue Bonds, Series 2014I, 3.450%, 12/15/31	12/24 at 100.00	Aaa	996,500
1,500	Maryland Community Development Administration Department of Housing and Community Development,Residential Revenue Bonds, Series 2015A, 3.800%, 9/01/35	9/25 at 100.00	Aa2	1,472,280
	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2009:
6,915	4.875%, 9/01/26 (Alternative Minimum Tax) (UB) (5)	2/17 at 100.00	Aa2	6,922,330
1,500	5.000%, 9/01/27 (Alternative Minimum Tax) (UB) (5)	3/17 at 100.00	Aa2	1,505,834
2,820	4.850%, 9/01/37 (Alternative Minimum Tax) (UB) (5)	3/17 at 100.00	Aa2	2,838,386
	Montgomery County Housing Opportunities Commission, Maryland, Single Family Mortgage Revenue Bonds, Series 2016A:
3,570	2.875%, 7/01/31	7/25 at 100.00	Aa2	3,247,808
715	2.950%, 1/01/34	7/25 at 100.00	Aa2	633,311
29,970	Total Housing/Single Family			29,442,564
	Industrials – 2.0% (1.2% of Total Investments)
5,895	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	6,357,934
	Long-Term Care – 5.5% (3.3% of Total Investments)
	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2016:
1,090	5.000%, 1/01/37	1/26 at 100.00	N/R	1,166,311
1,000	3.625%, 1/01/37	1/26 at 100.00	N/R	900,410
2,050	Gaithersburg, Maryland, Economic Development Revenue Bonds, Asbury Methodist Homes Inc., Series 2009B, 6.000%, 1/01/23	1/20 at 100.00	BBB	2,223,943
3,000	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Refunding Series 2016, 5.000%, 4/01/46	4/27 at 100.00	N/R	2,794,950
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown Community Issue, Series 2016A:
2,125	5.000%, 1/01/36	7/26 at 100.00	N/R	2,275,259
3,340	5.000%, 1/01/45	7/26 at 100.00	N/R	3,538,129
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, King Farm Presbyterian Community, Series 2007A:
210	5.000%, 1/01/17	No Opt. Call	N/R	209,456
1,460	5.250%, 1/01/27	1/17 at 100.00	N/R	1,382,182
1,050	5.300%, 1/01/37	1/17 at 100.00	N/R	965,832
2,480	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	7/17 at 100.00	A–	2,490,168
17,805	Total Long-Term Care			17,946,640
	Tax Obligation/General – 20.0% (12.2% of Total Investments)
1,615	Anne Arundel County, Maryland, General Obligation Bonds, Consolidated General Improvement, Series 2015, 5.000%, 4/01/17	No Opt. Call	AAA	1,637,788
	Baltimore, Maryland, General Obligation Bonds, Consolidated Public Improvements, Series 2011A:
1,000	5.000%, 10/15/29	10/21 at 100.00	AA	1,125,940
1,200	5.000%, 10/15/30	10/21 at 100.00	AA	1,332,684
3,100	Howard County, Maryland, General Obligation Consolidated Public Improvement Bonds, Refunding Series 2014A, 5.000%, 2/15/23	2/22 at 100.00	AAA	3,553,437
5,240	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2005, 0.000%, 8/01/30 – AGM Insured	No Opt. Call	AA	3,086,412

NUVEEN	31

NMY	Nuveen Maryland Quality Municipal Income Fund
(formerly known as Nuveen Maryland Premium Income Municipal Fund)
	Portfolio of Investments (continued)	November 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$2,305	Maryland National Capital Park Planning Commission, Prince George's County, General Obligation Bonds, Park Acquisition and Development, Series 2004EE-2, 5.000%, 1/15/17	1/17 at 100.00	AAA	$2,312,906
1,000	Maryland State, General Obligation Bonds, State & Local Facilities Loan, First Series 2011B, 5.000%, 3/15/17	No Opt. Call	AAA	1,012,300
1,895	Maryland State, General Obligation Bonds, State & Local Facilities Loan, Second Series 2009A, 3.000%, 8/15/17	No Opt. Call	AAA	1,923,027
3,750	Maryland State, General Obligation Bonds, State & Local Facilities Loan, Second Series 2009B, 5.250%, 8/15/17	No Opt. Call	AAA	3,866,250
1,000	Maryland State, General Obligation Bonds, State and Local Facilities Loan, First Series 2016, 5.000%, 6/01/20	No Opt. Call	AAA	1,115,180
1,500	Maryland State, General Obligation Bonds, State and Local Facilities Loan, Second Series 2011B, 5.000%, 8/01/18	No Opt. Call	AAA	1,595,970
4,000	Maryland State, General Obligation Bonds, State and Local Facilities Loan, Second Series 2015A-2, 5.000%, 8/01/21	No Opt. Call	AAA	4,562,360
1,715	Montgomery County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2014A, 5.000%, 11/01/18	No Opt. Call	AAA	1,839,972
4,930	Patterson Joint Unified School District, Stanislaus County, California, General Obligation Bonds, 2008 Election Series 2009B, 0.000%, 8/01/42 – AGM Insured	No Opt. Call	AA	1,765,827
	Prince George's County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2014A:
3,000	4.000%, 9/01/30	9/24 at 100.00	AAA	3,203,880
3,000	4.000%, 9/01/31	9/24 at 100.00	AAA	3,186,810
3,000	Prince George's County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2014B, 5.000%, 12/01/16	No Opt. Call	AAA	3,000,360
2,155	Puerto Rico, General Obligation Bonds, Public Improvement Refunding Series 2007A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	AA–	2,349,855
2,270	Puerto Rico, General Obligation Bonds, Public Improvement Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	AA–	2,475,253
14,985	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997 Election Series 2012G, 0.000%, 8/01/40 – AGM Insured	No Opt. Call	AA	4,842,403
1,025	Washington Suburban Sanitary District, Montgomery and Prince George's Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Refunding Series 2009, 5.000%, 6/01/17	No Opt. Call	AAA	1,046,535
2,700	Washington Suburban Sanitary District, Montgomery and Prince George's Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Refunding Series 2013, 4.000%, 6/01/17	No Opt. Call	AAA	2,743,200
	Washington Suburban Sanitary District, Montgomery and Prince George's Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Second Series 2016:
5,000	5.000%, 6/01/27 (WI/DD, Settling 12/01/16)	6/26 at 100.00	AAA	6,027,400
3,400	5.000%, 6/01/35 (WI/DD, Settling 12/01/16)	6/26 at 100.00	AAA	3,940,192
7,000	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, Capital Appreciation Series 2015, 0.000%, 8/15/50	8/25 at 35.55	Aaa	1,757,630
81,785	Total Tax Obligation/General			65,303,571
	Tax Obligation/Limited – 23.1% (14.1% of Total Investments)
990	Anne Arundel County, Maryland, Special Obligation Bonds, National Business Park – North Project, Series 2010, 6.100%, 7/01/40	7/18 at 102.00	N/R	1,025,561
1,200	Anne Arundel County, Maryland, Special Tax District Revenue Bonds, Villages of Dorchester & Farmington Village Projects, Series 2013, 5.000%, 7/01/32	7/23 at 100.00	A+	1,316,856
90	Baltimore, Maryland, Revenue Refunding Bonds, Convention Center, Series 1998, 5.000%, 9/01/19 – NPFG Insured	3/17 at 100.00	AA–	90,297

32	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Baltimore, Maryland, Special Obligation Bonds, Consolidated Tax Increment Financing, Series 2015:
$525	5.000%, 6/15/30	6/24 at 100.00	BBB+	$563,829
425	5.000%, 6/15/33	6/24 at 100.00	BBB+	450,721
1,895	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series 2016, 5.000%, 6/01/36 (WI/DD, Settling 12/05/16)	6/26 at 100.00	N/R	1,860,284
	Frederick County, Maryland, Lake Linganore Village Community Development Special Obligation Bonds, Series 2001A:
72	5.600%, 7/01/20 – RAAI Insured	7/17 at 100.00	AA	72,230
450	5.700%, 7/01/29 – RAAI Insured	7/17 at 100.00	AA	451,476
	Fredrick County, Maryland, Special Obligation Bonds, Urbana Community Development Authority, Series 2010A:
5,350	5.000%, 7/01/30	7/20 at 100.00	A–	5,833,801
2,355	5.000%, 7/01/40	7/20 at 100.00	A–	2,541,799
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,000	5.250%, 1/01/36	1/22 at 100.00	A	1,051,810
500	5.125%, 1/01/42	1/22 at 100.00	A	521,895
245	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/37	1/22 at 100.00	A	254,224
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
1,280	5.000%, 12/01/24	No Opt. Call	BBB+	1,450,214
2,275	5.000%, 12/01/33	12/26 at 100.00	BBB+	2,492,490
1,260	Huntington Beach Union High School District, Orange County, California, Certificates of Participation, Capital Project, Series 2007, 0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA	549,965
	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2016:
2,125	5.000%, 7/01/31 (WI/DD, Settling 12/20/16)	7/25 at 100.00	N/R	2,173,875
1,640	5.000%, 7/01/34 (WI/DD, Settling 12/20/16)	7/25 at 100.00	N/R	1,657,007
3,290	Maryland Economic Development Corporation, Lease Revenue Bonds, Maryland Public Health Laboratory Project, Series 2011, 5.000%, 6/01/17	No Opt. Call	AA+	3,358,564
	Maryland Stadium Authority, Lease Revenue Bonds, Baltimore City Public Schools Construction & Revitalization Program, Series 2016:
7,045	5.000%, 5/01/33	5/26 at 100.00	AA	8,019,887
9,600	5.000%, 5/01/46	5/26 at 100.00	AA	10,714,079
2,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009A, 0.000%, 12/15/32	No Opt. Call	A3	859,460
320	Prince George's County Revenue Authority, Maryland, Special Obligation Bonds, Suitland-Naylor Road Project, Series 2016, 5.000%, 7/01/46	1/26 at 100.00	N/R	308,547
6,424	Prince George's County, Maryland, Special Obligation Bonds, National Harbor Project, Series 2005, 5.200%, 7/01/34	2/17 at 100.00	N/R	6,231,473
1,406	Prince George's County, Maryland, Special Tax District Bonds, Victoria Falls Project, Series 2005, 5.250%, 7/01/35	7/17 at 100.00	N/R	1,407,139
1,100	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.500%, 7/01/29 – AMBAC Insured	No Opt. Call	CC	1,182,192
1,530	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/44 – AMBAC Insured	No Opt. Call	Ca	283,157
2,100	Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%, 8/01/21 – AGM Insured	2/17 at 100.00	AA	2,129,484
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
7,000	0.000%, 8/01/40 – NPFG Insured	No Opt. Call	AA–	1,861,510
8,000	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA–	2,011,600
210	0.000%, 8/01/47 – AMBAC Insured	No Opt. Call	Caa3	34,058
	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Refunding Series 2007CC:
765	5.500%, 7/01/28 – NPFG Insured	No Opt. Call	AA–	843,198
2,300	5.500%, 7/01/30 – AGM Insured	No Opt. Call	AA	2,656,201

NUVEEN	33

NMY	Nuveen Maryland Quality Municipal Income Fund
(formerly known as Nuveen Maryland Premium Income Municipal Fund)
	Portfolio of Investments (continued)	November 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,500	Virgin Islands Public Finance Authority, Federal Highway Grant Anticipation Loan Note Revenue Bonds, Series 2015, 5.000%, 9/01/30	9/25 at 100.00	A	$1,595,325
2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2006, 5.000%, 10/01/27 – FGIC Insured	2/17 at 100.00	AA–	2,004,760
2,240	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital Series 2014A, 5.000%, 10/01/34 – AGM Insured	10/24 at 100.00	AA	2,355,427
1,035	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2009A-1, 5.000%, 10/01/29 – AGM Insured	10/19 at 100.00	AA	1,092,567
2,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien, Series 2013A, 5.000%, 10/01/24 – AGM Insured	No Opt. Call	AA	2,133,300
85,542	Total Tax Obligation/Limited			75,440,262
	Transportation – 9.3% (5.6% of Total Investments)
	Baltimore, Maryland, Revenue Refunding Bonds, Parking System Facilities, Series 1998A:
375	5.250%, 7/01/17 – FGIC Insured	No Opt. Call	AA–	382,346
110	5.250%, 7/01/21 – FGIC Insured	No Opt. Call	AA–	118,488
520	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	599,576
	Maryland Economic Development Corporation, Private Activity Revenue Bonds AP, Purple Line Light Rail Project, Green Bonds, Series 2016D:
1,015	5.000%, 3/31/29 (Alternative Minimum Tax)	9/26 at 100.00	BBB+	1,122,905
2,100	5.000%, 9/30/29 (Alternative Minimum Tax)	9/26 at 100.00	BBB+	2,319,597
420	5.000%, 3/31/36 (Alternative Minimum Tax)	9/26 at 100.00	BBB+	449,261
4,575	5.000%, 3/31/46 (Alternative Minimum Tax)	9/26 at 100.00	BBB+	4,848,173
3,150	5.000%, 3/31/51 (Alternative Minimum Tax)	9/26 at 100.00	BBB+	3,319,943
	Maryland Health and Higher Educational Facilities Authority, Parking Facilities Revenue Bonds, Johns Hopkins Hospital, Series 2001:
1,300	5.000%, 7/01/27 – AMBAC Insured	1/17 at 100.00	N/R	1,301,898
1,000	5.000%, 7/01/34 – AMBAC Insured	1/17 at 100.00	N/R	1,000,980
460	Maryland Health and Higher Educational Facilities Authority, Parking Facilities Revenue Bonds, Johns Hopkins Medical Institutions, Series 1996, 5.500%, 7/01/26 – AMBAC Insured	2/17 at 100.00	N/R	460,787
10,110	Maryland Transportation Authority, Revenue Bonds, Transportation Facilities Projects, Series, 5.000%, 7/01/30 – AGM Insured (UB) (5)	No Opt. Call	AA	10,329,084
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
680	5.000%, 8/01/26 (Alternative Minimum Tax)	8/21 at 100.00	BB–	713,898
175	5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB–	177,849
3,000	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	3,054,630
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
20	5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	12/16 at 100.00	AA–	20,410
70	5.750%, 12/01/25 – NPFG Insured (Alternative Minimum Tax)	12/16 at 100.00	AA–	71,292
29,080	Total Transportation			30,291,117
	U.S. Guaranteed – 18.5% (11.2% of Total Investments) (6)
5,215	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2007A, 5.000%, 1/01/37 (Pre-refunded 1/01/17)	1/17 at 100.00	A (6)	5,232,210
3,000	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Series 2007D, 5.000%, 7/01/32 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	AA (6)	3,073,140
2,000	Baltimore, Maryland, Revenue Bonds, Water Projects, Refunding Series 1994A, 5.000%, 7/01/24 – FGIC Insured (ETM)	No Opt. Call	AA (6)	2,293,620
3,120	Baltimore, Maryland, Revenue Bonds, Water Projects, Refunding Series 1998A, 5.000%, 7/01/28 – FGIC Insured (ETM)	No Opt. Call	AA (6)	3,590,839

34	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$2,230	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Second Issue Series 2008, 5.000%, 9/01/22 (Pre-refunded 9/01/18)	9/18 at 100.00	AAA	$2,377,425
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2009A, 6.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	A (6)	1,702,695
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown Community Issue, Series 2010:
1,695	6.125%, 1/01/30 (Pre-refunded 1/01/21)	1/21 at 100.00	A (6)	1,983,252
5,070	6.250%, 1/01/45 (Pre-refunded 1/01/21)	1/21 at 100.00	A (6)	5,957,047
4,050	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Doctors Community Hospital, Series 2007A, 5.000%, 7/01/29 (Pre-refunded 7/01/17)	7/17 at 100.00	Baa3 (6)	4,147,767
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Helix Health, Series 1997:
340	5.000%, 7/01/17 – AMBAC Insured (ETM)	No Opt. Call	N/R (6)	348,208
3,245	5.000%, 7/01/27 – AMBAC Insured (ETM)	No Opt. Call	N/R (6)	3,747,164
1,050	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2008, 5.000%, 7/01/28 (Pre-refunded 7/01/17) – AGM Insured	7/17 at 100.00	AA (6)	1,075,473
500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2011, 5.750%, 7/01/31 (Pre-refunded 7/01/21)	7/21 at 100.00	A+ (6)	586,315
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2011, 6.000%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	A+ (6)	1,183,580
385	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2007, 5.000%, 6/01/36 (Pre-refunded 6/01/17)	6/17 at 100.00	N/R (6)	392,989
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center Project, Series 2007A:
2,375	5.000%, 7/01/37 (Pre-refunded 7/01/17)	7/17 at 100.00	BBB (6)	2,432,618
2,905	5.500%, 7/01/42 (Pre-refunded 7/01/17)	7/17 at 100.00	BBB (6)	2,983,958
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008:
135	5.750%, 1/01/33 (Pre-refunded 1/01/18)	1/18 at 100.00	BBB (6)	141,849
7,075	5.750%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	BBB (6)	7,433,915
3,950	6.000%, 1/01/43 (Pre-refunded 1/01/18)	1/18 at 100.00	BBB (6)	4,161,009
2,110	Maryland State, General Obligation Bonds, State & Local Facilities Loan, Second Series 2009B, 5.000%, 8/15/21 (Pre-refunded 8/15/19)	8/19 at 100.00	AAA	2,309,965
1,100	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 – AMBAC Insured (ETM)	No Opt. Call	Aaa	1,245,530
1,610	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured (ETM)	No Opt. Call	A3 (6)	1,777,488
55,660	Total U.S. Guaranteed			60,178,056
	Utilities – 3.2% (1.9% of Total Investments)
2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 4.250%, 10/01/47 (Mandatory put 4/01/21)	No Opt. Call	B1	1,849,100
1,300	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,436,006
	Guam Power Authority, Revenue Bonds, Series 2014A:
600	5.000%, 10/01/39	10/24 at 100.00	AA	650,484
575	5.000%, 10/01/44	10/24 at 100.00	AA	620,948

NUVEEN	35

NMY	Nuveen Maryland Quality Municipal Income Fund
(formerly known as Nuveen Maryland Premium Income Municipal Fund)
	Portfolio of Investments (continued)	November 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$3,600	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2004PP, 5.000%, 7/01/22 – NPFG Insured	2/17 at 100.00	AA–	$3,605,796
1,570	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/22 – FGIC Insured	2/17 at 100.00	AA–	1,574,851
730	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/24	7/17 at 100.00	BB–	694,741
10,375	Total Utilities			10,431,926
	Water and Sewer – 5.0% (3.1% of Total Investments)
2,500	Baltimore, Maryland, Project and Revenue Refunding Bonds, Water Projects, Series 2013B, 5.000%, 7/01/38	1/24 at 100.00	AA	2,758,200
2,000	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	AA	2,201,680
915	Baltimore, Maryland, Revenue Bonds, Water Projects, Refunding Series 1994A, 5.000%, 7/01/24 – FGIC Insured	No Opt. Call	AA	997,387
	Baltimore, Maryland, Revenue Bonds, Water Projects, Subordinate Series 2014A:
1,000	5.000%, 7/01/37	1/25 at 100.00	AA–	1,109,280
2,500	5.000%, 7/01/44	1/25 at 100.00	AA–	2,752,800
1,400	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2014A, 5.000%, 7/01/35	7/24 at 100.00	A–	1,491,728
2,030	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	2,210,832
2,645	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A–	2,842,899
14,990	Total Water and Sewer			16,364,806
$554,967	Total Municipal Bonds (cost $525,631,999)			532,210,490

Shares	Description (1)			Value
	COMMON STOCKS – 0.6% (0.4% of Total Investments)
	Airlines – 0.6% (0.4% of Total Investments)
44,607	American Airlines Group Inc., (7)			$2,071,549
	Total Common Stocks (cost $1,288,472)			2,071,549
	Total Long-Term Investments (cost $526,920,471)			534,282,039

36	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.6% (0.4% of Total Investments)
	MUNICIPAL BONDS – 0.6% (0.4% of Total Investments)
	Water and Sewer – 0.6% (0.4% of Total Investments)
$2,000	Washington Suburban Sanitary District, Montgomery and Prince George's Counties, Maryland, Bond Anticipation Notes, General Obligation Multi-Modal, Variable Rate Demand Obligations Series 2016A-3, 0.850%, 6/01/23 (8)	2/17 at 100.00	VMIG-1	$2,000,000
$2,000	Total Short-Term Investments (cost $2,000,000)			2,000,000
	Total Investments (cost $528,920,471) – 164.5%			536,282,039
	Floating Rate Obligations – (3.8)%			(12,540,000)
	Variable Rate MuniTerm Preferred Shares, at Liquidation Preference – (60.4)% (9)			(197,000,000)
	Other Assets Less Liabilities – (0.3)%			(761,132)
	Net Assets Applicable to Common Shares – 100%			$325,980,907

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)
On November 28, 2011, AMR Corp. ("AMR"), the parent company of American Airlines Group, Inc. ("AAL") filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR's unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(8)
Investment has a maturity of greater than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(9)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 36.7%.
(ETM)	Escrowed to maturity.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
 See accompanying notes to financial statements.

NUVEEN	37

NMS
Nuveen Minnesota Quality Municipal Income Fund
(formerly known as Nuveen Minnesota Municipal Income Fund)
	Portfolio of Investments	November 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 162.1% (100.0% of Total Investments)
	MUNICIPAL BONDS – 162.1% (100.0% of Total Investments)
	Consumer Staples – 0.9% (0.6% of Total Investments)
$700	Moorhead, Minnesota, Recovery Zone Facility Revenue Bonds, American Crystal Sugar Company Project, Series 2010, 5.650%, 6/01/27	7/20 at 100.00	BBB+	$754,509
	Education and Civic Organizations – 29.9% (18.5% of Total Investments)
390	Anoka County, Minnesota, Charter School Lease Revenue Bonds, Spectrum Building Company, Series 2012A, 5.000%, 6/01/43	No Opt. Call	BBB–	404,808
50	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project, Series 2016A, 5.000%, 7/01/36	7/24 at 102.00	N/R	47,483
830	City of Woodbury, Minnesota, Charter School Lease Revenue Bonds, Math and Science Academy Building Company, Series 2012A, 5.000%, 12/01/43	No Opt. Call	BBB–	849,073
250	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2015A, 5.250%, 7/01/40	7/25 at 100.00	BB+	260,330
1,000	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A, 5.600%, 11/01/30	11/18 at 102.00	BBB–	1,042,660
570	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language Academy, Series 2014A, 5.750%, 8/01/44	8/22 at 100.00	BB+	604,998
100	Greenwood, Minnesota, Charter School Lease Revenue Bonds, Main Street School of Performing Arts Project, Series 2016A, 5.000%, 7/01/47	7/26 at 100.00	N/R	84,459
2,200	Hugo, Minnesota, Charter School Lease Revenue Bonds, Noble Academy Project, Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	BB+	2,089,516
1,575	Independence, Minnesota, Charter School Lease Revenue Bonds, Beacon Academy Project, Series 2016A, 5.000%, 7/01/46	7/26 at 100.00	N/R	1,372,235
1,425	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Project, Series 2013A, 6.000%, 7/01/43	7/23 at 100.00	BB	1,491,049
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2007-6-R:
500	5.500%, 5/01/24	5/17 at 100.00	N/R	503,640
1,000	5.500%, 5/01/27	5/17 at 100.00	N/R	1,006,240
200	5.500%, 5/01/37	5/17 at 100.00	N/R	200,236
305	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Benedict, Series 2016-8K, 4.000%, 3/01/43	3/26 at 100.00	Baa1	284,748
600	Minnesota Higher Education Facilities Authority, Revenue Bonds, Macalester College, Series 2012-7S, 3.250%, 5/01/36	No Opt. Call	Aa3	569,892
500	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Olaf College, Series 2016-8-N, 4.000%, 10/01/35	No Opt. Call	A1	506,070
2,000	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2009-7A, 5.000%, 10/01/39	10/19 at 100.00	A2	2,145,960
705	Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School Project, Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	BB+	709,449
450	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project, Series 2004A, 5.500%, 12/01/33	12/21 at 100.00	BBB–	473,868
310	Rice County, Minnesota Educational Facility Revenue Bonds, Shattuck ? Saint Mary's School Project, Series 2015, 5.000%, 8/01/22	No Opt. Call	BB	323,811
500	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong Education Reform Company, Series 2012A, 5.250%, 9/01/32	No Opt. Call	BB+	515,090
1,100	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2011A, 6.375%, 9/01/31	9/21 at 100.00	BBB–	1,208,713

38	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities Academy Project, Series 2015A:
$360	5.300%, 7/01/45	7/25 at 100.00	BB	$357,466
510	5.375%, 7/01/50	7/25 at 100.00	BB	508,791
1,680	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities German Immersion School, Series 2013A, 5.000%, 7/01/44	No Opt. Call	BB+	1,689,290
500	Saint Paul Housing and Redevelopment Authority, Minnesota, Educational Facility Revenue Refunding Bonds, Saint Paul Academy and Summit School Project, Series 2007, 5.000%, 10/01/24	10/17 at 100.00	A3	514,540
390	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Saint Paul Conservatory for Performing Artists Charter School Project, Series 2013A, 4.625%, 3/01/43	3/23 at 100.00	BBB–	383,276
1,000	Savage, Minnesota Charter School Lease Revenue Bonds, Aspen Academy Project, Series 2016A, 5.000%, 10/01/41	10/26 at 100.00	N/R	885,740
800	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Higher Ground Academy Charter School, Series 2013A, 5.000%, 12/01/33	12/22 at 100.00	BBB–	818,384
2,000	University of Minnesota, General Revenue Bonds, Series 2011A, 5.250%, 12/01/29	12/20 at 100.00	Aa1	2,265,040
23,800	Total Education and Civic Organizations			24,116,855
	Health Care – 24.9% (15.3% of Total Investments)
1,000	Chyna Range Hospital District, Minnesota, Health Care Facilities Gross Revenue Bonds, Refunding Series 2007, 5.000%, 6/01/29	6/17 at 100.00	N/R	1,003,870
	Glencoe, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2013:
400	4.000%, 4/01/27	4/22 at 100.00	BBB	409,696
230	4.000%, 4/01/31	4/22 at 100.00	BBB	233,751
3,920	Housing and Redevelopment Authority of the City of Saint Paul, Minnesota, Health Care Facilities Revenue Refunding Bonds, HealthPartners Obligated Group, Series 2015A, 4.000%, 7/01/35	7/25 at 100.00	A	3,909,690
	Maple Grove, Minnesota, Health Care Facilities Revenue Bonds, Maple Grove Hospital Corporation, Series 2007:
20	5.000%, 5/01/20	5/17 at 100.00	Baa1	20,299
1,000	5.250%, 5/01/25	5/17 at 100.00	Baa1	1,013,170
500	Maple Grove, Minnesota, Health Care Facilities Revenue Refunding Bonds, North Memorial Health Care, Series 2015, 4.000%, 9/01/35	9/25 at 100.00	Baa1	496,710
450	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2008B, 6.500%, 11/15/38 – AGC Insured	11/18 at 100.00	AA	487,566
	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2015A:
265	4.000%, 11/15/40	11/25 at 100.00	A+	260,182
1,000	5.000%, 11/15/44	11/25 at 100.00	A+	1,081,690
3,750	Minnesota Agricultural and Economic Development Board, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2008E, 5.000%, 2/15/37 – AGC Insured	2/18 at 100.00	AA	3,843,150
710	Northern Itasca Hospital District, Minnesota, Health Facilities Gross Revenue Bonds, Refunding Series 2013A, 4.400%, 12/01/33	12/20 at 100.00	N/R	680,436
	Northern Itasca Hospital District, Minnesota, Health Facilities Gross Revenue Bonds, Series 2013C:
240	4.500%, 12/01/25	12/20 at 100.00	N/R	244,027
190	4.750%, 12/01/27	12/20 at 100.00	N/R	194,188
160	5.000%, 12/01/28	12/20 at 100.00	N/R	163,576
310	5.400%, 12/01/33	12/20 at 100.00	N/R	318,745
30	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2010A, 5.125%, 5/01/30	5/20 at 100.00	A1	32,493
500	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Series 2016A, 4.000%, 5/01/37	5/26 at 100.00	A1	497,910

NUVEEN	39

NMS	Nuveen Minnesota Quality Municipal Income Fund
(formerly known as Nuveen Minnesota Municipal Income Fund)
	Portfolio of Investments (continued)	November 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,625	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.250%, 11/15/29	11/19 at 100.00	AA–	$1,789,434
1,000	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/36	2/17 at 100.00	N/R	1,000,130
	Shakopee, Minnesota, Health Care Facilities Revenue Bonds, Saint Francis Regional Medical Center, Refunding Series 2014:
765	4.000%, 9/01/31	9/24 at 100.00	A	787,598
630	5.000%, 9/01/34	9/24 at 100.00	A	689,170
	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A:
225	5.000%, 11/15/23	No Opt. Call	BBB–	255,566
580	5.000%, 11/15/44	11/25 at 100.00	BBB–	610,351
19,500	Total Health Care			20,023,398
	Housing/Multifamily – 4.9% (3.0% of Total Investments)
1,700	Coon Rapids, Minnesota, Multifamily Housing Revenue Bonds, Tralee Terrace Apartments Project, Series 2010, 4.500%, 6/01/26	6/20 at 100.00	Aaa	1,775,939
	Minnesota Housing Finance Agency, Rental Housing Revenue Bonds, Series 2011:
355	5.050%, 8/01/31	8/21 at 100.00	AA+	377,177
1,700	5.450%, 8/01/41	8/21 at 100.00	AA+	1,803,938
3,755	Total Housing/Multifamily			3,957,054
	Housing/Single Family – 1.8% (1.1% of Total Investments)
137	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Series 2006A-4, 5.000%, 11/01/38 (Alternative Minimum Tax)	2/17 at 100.00	AA+	139,965
190	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011D, 4.700%, 1/01/31	7/21 at 100.00	Aaa	200,342
180	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2008B, 5.650%, 7/01/33 (Alternative Minimum Tax)	1/18 at 100.00	AA+	183,265
570	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2009E, 5.100%, 1/01/40	7/19 at 100.00	AA+	590,201
80	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2013C, 3.900%, 7/01/43	1/23 at 100.00	AA+	76,176
65	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2014C, 3.500%, 1/01/32	7/24 at 100.00	AA+	63,950
235	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2015F, 3.300%, 7/01/29	7/25 at 100.00	AA+	228,961
1,457	Total Housing/Single Family			1,482,860
	Industrials – 2.6% (1.6% of Total Investments)
	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2013-1:
1,400	4.500%, 6/01/33	6/21 at 100.00	A+	1,453,718
600	4.750%, 6/01/39	6/21 at 100.00	A+	627,432
2,000	Total Industrials			2,081,150
	Long-Term Care – 16.7% (10.3% of Total Investments)
805	Anoka, Minnesota, Health Care and Housing Facility Revenue Bonds, The Homestead at Anoka, Inc. Project, Series 2014, 5.125%, 11/01/49	11/24 at 100.00	N/R	806,030
380	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Betty Ford Foundation Project, Series 2014, 4.000%, 11/01/39	11/24 at 100.00	A3	381,273
500	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Foundation Project, Series 2011, 5.000%, 11/01/41	11/19 at 100.00	A3	518,375
875	Cold Spring, Minnesota, Health Care Facilities Revenue Bonds, Assumption Home, Inc., Refunding Series 2013, 5.200%, 3/01/43	7/20 at 100.00	N/R	877,258

40	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
	Columbus, Minnesota, Senior Housing Revenue Bonds, Richfield Senior Housing, Inc., Refunding Series 2015:
$175	5.250%, 1/01/40	1/23 at 100.00	N/R	$175,082
850	5.250%, 1/01/46	1/23 at 100.00	N/R	832,584
400	Cottage Grove, Minnesota, Senior Housing Revenue Bonds, PHS/Cottage Grove, Inc., Project, Series 2006A, 5.000%, 12/01/31	2/17 at 100.00	N/R	400,124
500	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds, Walker Highview Hills LLC Project, Refunding Series 2016A, 5.000%, 8/01/51	8/22 at 100.00	N/R	471,745
1,350	Minneapolis, Minnesota, Revenue Bonds, Walker Minneapolis Campus Project, Refunding Series 2012, 4.750%, 11/15/28	11/22 at 100.00	N/R	1,365,687
750	Minneapolis, Minnesota, Senior Housing and Healthcare Revenue Bonds, Ecumen Abiitan Mill City Project, Series 2015, 5.250%, 11/01/45	5/23 at 100.00	N/R	750,368
1,000	Moorhead Economic Development Authority, Minnesota, Multifamily Revenue Bonds, Eventide Senior Housing, Series 2006A, 5.150%, 6/01/29	2/17 at 100.00	N/R	1,000,520
1,300	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Mount Olivet Careview Home Project, Series 2016B, 0.000%, 6/01/49	6/26 at 100.00	N/R	1,163,656
500	Saint Paul Housing and Redevelopment Authority Minnesota, Senior Housing and Health Care Revenue Bonds, Episcopal Homes Project, Series 2013, 5.125%, 5/01/48	5/23 at 100.00	N/R	508,880
1,210	Saint Paul Housing and Redevelopment Authority, Minnesota, Nursing Home Revenue Bonds, Episcopal Homes of Minnesota, Series 2006, 5.630%, 10/01/33	4/17 at 100.00	N/R	1,213,845
900	Saint Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Rossy & Richard Shaller Family Sholom East Campus, Series 2007A, 5.250%, 10/01/42	10/17 at 100.00	N/R	903,879
100	Saint Paul Housing and Redevelopment Authority, Minnesota, Senior Housing and Health Care Revenue Bonds, Episcopal Homes Project, Refunding Series 2012A, 5.150%, 11/01/42	No Opt. Call	N/R	101,361
585	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Lutheran Home, Refunding Series 2013, 5.125%, 1/01/39	1/23 at 100.00	N/R	575,178
330	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A, 6.000%, 5/01/47	5/19 at 102.00	N/R	349,949
1,000	West St. Paul, Minnesota, Health Care Facilities Revenue Bonds, Walker Thompson Hill LLC Project, Series 2011A, 7.000%, 9/01/46	9/19 at 100.00	N/R	1,039,530
13,510	Total Long-Term Care			13,435,324
	Materials – 2.7% (1.7% of Total Investments)
2,650	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37 (Alternative Minimum Tax)	10/22 at 100.00	BBB–	2,158,054
	Tax Obligation/General – 23.7% (14.6% of Total Investments)
300	Circle Pines Independent School District 12, Centennial, Minnesota, General Obligation Bonds, School Building Series 2015A, 0.000%, 2/01/35	2/25 at 67.23	AA+	149,610
1,000	Cloquet Independent School District 94, Carlton and Sant Louis Counties, Minnesota, General Obligation Bonds, School Building Series 2015B, 4.000%, 2/01/36	2/25 at 100.00	Aa2	1,008,290
1,000	Delano Independent School District 879, Minnesota, General Obligation Bonds, Refunding School Building Series 2016A, 3.000%, 2/01/35	2/26 at 100.00	Aa2	883,480
300	East Central Independent School District 2580, Pine County, Minnesota, General Obligation Bonds, Refunding Series 2016A, 3.000%, 2/01/37	2/26 at 100.00	Aa2	263,463
1,085	Ely Housing and Redevelopment Authority, Minnesota, Governmental Housing Revenue Bonds, Saint Louis County General Obligation, Refunding Series 2016A, 3.000%, 11/01/41	No Opt. Call	AA+	901,255
700	Forest Lake Independent School District 831, Washington County, Minnesota, General Obligation Bonds, School Building Series 2016A, 3.125%, 2/01/39	2/26 at 100.00	AA+	617,953
620	Fridley Independent School District 14, Anoka County, Minnesota, General Obligation Bonds, Alternative Facility, Series 2016B, 5.000%, 2/01/27	2/26 at 100.00	Aa2	726,690

NUVEEN	41

NMS	Nuveen Minnesota Quality Municipal Income Fund
(formerly known as Nuveen Minnesota Municipal Income Fund)
	Portfolio of Investments (continued)	November 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Hermantown Independent School District 700, Minnesota, General Obligation Bonds, School Building Series 2015A:
$940	0.000%, 2/01/37	No Opt. Call	Aa2	$377,109
1,075	0.000%, 2/01/38	No Opt. Call	Aa2	409,629
1,500	Independent School District 2310(Sibley East), Minnesota, General Obligation School Building Bonds, Series 2015A, 4.000%, 2/01/40	2/25 at 100.00	Aa2	1,505,130
500	Little Falls Independent School District 482, Minnesota, General Obligation Bonds, Series 2016A, 2.625%, 2/01/37	8/26 at 100.00	Aa2	412,710
1,500	Mankato Independent School District 77, Minnesota, General Obligation Bonds, School Building Series 2014A, 4.000%, 2/01/30	2/24 at 100.00	AA+	1,577,265
1,000	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2007-2A, 5.125%, 6/01/22 (Alternative Minimum Tax)	6/17 at 100.00	A+	1,011,840
1,000	Moorhead Independent School District 152, Clay County, Minnesota, General Obligation Bonds, Refunding School Building Series 2016A, 3.000%, 2/01/36	2/26 at 100.00	Aa2	884,730
700	Mountain Iron-Buhl Independent School District 712, St. Louis County, Minnesota, General Obligation Bonds, School Building Series 2016A, 3.000%, 2/01/35	2/26 at 100.00	Aa2	624,421
1,000	Perham Independent School District 549, Minnesota, General Obligation Bonds, Series 2016A, 3.000%, 2/01/35	2/24 at 100.00	Aa2	894,220
350	Saint Cloud Independent School District 742, Stearns County, Minnesota, General Obligation Bonds, Series 2015A, 3.125%, 2/01/34	2/25 at 100.00	Aa2	327,835
1,000	Saint James Independent School District 840, Minnesota, General Obligation Bonds, School Building Series 2015B, 4.000%, 2/01/45	2/26 at 100.00	AA+	1,027,030
1,000	Sartell Independent School District 748, Stearns County, Minnesota, General Obligation Bonds, School Building Capital Appreciation Series 2016B, 0.000%, 2/01/39	2/25 at 62.98	Aa2	395,430
2,000	Spring Lake Independent School District 16, Anoka County, Minnesota, General Obligation Bonds, Refunding School Building Series 2016A, 3.000%, 2/01/35	2/26 at 100.00	Aa2	1,750,500
1,970	Wayzata Independent School District 284, Hennepin County, Minnesota, General Obligation Bonds, School Building Series 2014A, 3.500%, 2/01/31	2/23 at 100.00	AAA	1,977,545
1,500	Westonka Independent School District 277, Hennepin County, Minnesota, General Obligation Bonds, Series 2016A., 3.000%, 2/01/32	2/26 at 100.00	Aa2	1,391,985
22,040	Total Tax Obligation/General			19,118,120
	Tax Obligation/Limited – 11.8% (7.3% of Total Investments)
1,000	Anoka-Hennepin Independent School District 11, Minnesota, Certificates of Participation, Series 2015A, 4.000%, 2/01/41	2/23 at 100.00	A+	1,013,060
1,600	Duluth Independent School District 709, Minnesota, Certificates of Participation, Capital Appreciation Series 2012A, 0.000%, 2/01/28 – AGM Insured	2/22 at 77.70	Aa2	1,050,144
125	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Refunding Series 2015, 4.000%, 3/01/30	3/23 at 100.00	N/R	120,671
500	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Ivy Tower Project, Series 2015, 5.000%, 3/01/29	3/24 at 100.00	N/R	515,985
2,230	Minnesota Housing Finance Agency, Nonprofit Housing Bonds, State Appropriation Series 2011, 5.000%, 8/01/31	8/21 at 100.00	AA	2,424,924
1,000	Northeast Metropolitan Intermediate School District 916, White Bear Lake, Minnesota, Certificates of Participation, Series 2015A, 3.750%, 2/01/36	2/25 at 100.00	A1	960,850
750	Northeast Metropolitan Intermediate School District 916, White Bear Lake, Minnesota, Certificates of Participation, Series 2015B, 4.000%, 2/01/42	2/25 at 100.00	A1	739,418
	Saint Paul Housing and Redevelopment Authority, Minnesota, Multifamily Housing Revenue Bonds, 2700 University at Westgate Station, Series 2015B:
455	4.875%, 4/01/30	4/23 at 100.00	N/R	447,529
895	5.250%, 4/01/43	4/23 at 100.00	N/R	860,390

42	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Saint Paul Housing and Redevelopment Authority, Minnesota, Upper Landing Project Tax Increment Revenue Refunding Bonds, Series 2012:
$450	5.000%, 9/01/26	No Opt. Call	N/R	$463,793
130	5.000%, 3/01/29	No Opt. Call	N/R	133,059
800	Saint Paul, Minnesota, Sales Tax Revenue Bonds, Series 2014G, 3.750%, 11/01/33	11/24 at 100.00	A+	781,336
9,935	Total Tax Obligation/Limited			9,511,159
	Transportation – 1.4% (0.8% of Total Investments)
225	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien Series 2010D, 4.000%, 1/01/23 (Alternative Minimum Tax)	1/20 at 100.00	A+	233,397
800	St Paul Housing and Redevelopment Authority, Minnesota, Parking Revenue Bonds, Parking Facilities Project, Refunding Series 2010A, 5.000%, 8/01/30	8/18 at 102.00	A+	853,648
1,025	Total Transportation			1,087,045
	U.S. Guaranteed – 12.8% (7.9% of Total Investments) (4)
1,600	Burnsville Independent School District 191, Dakota and Scott Counties, Minnesota, General Obligation Bonds, Series 2008A, 4.750%, 2/01/24 (Pre-refunded 2/01/18)	2/18 at 100.00	Aa2 (4)	1,665,408
85	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2008B, 6.500%, 11/15/38 (Pre-refunded 11/15/18) – AGC Insured	11/18 at 100.00	AA (4)	93,680
2,675	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.625%, 11/15/28 (Pre-refunded 11/15/18)	11/18 at 100.00	A+ (4)	2,954,618
1,000	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010, 4.250%, 8/01/20 (Pre-refunded 8/01/18)	8/18 at 100.00	N/R (4)	1,048,910
1,000	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2009-6X, 5.250%, 4/01/39 (Pre-refunded 4/01/17)	4/17 at 100.00	A2 (4)	1,014,980
470	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2010A, 5.125%, 5/01/30 (Pre-refunded 5/01/20)	5/20 at 100.00	N/R (4)	524,633
2,215	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Park Nicollet Health Services, Refunding Series 2009, 5.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	2,458,251
500	Saint Paul Housing and Redevelopment Authority, Minnesota, Recreational Facility Lease Revenue Bonds, Jimmy Lee Recreational Center, Series 2008, 5.000%, 12/01/32 (Pre-refunded 12/01/17)	12/17 at 100.00	AA+ (4)	520,570
9,545	Total U.S. Guaranteed			10,281,050
	Utilities – 22.0% (13.6% of Total Investments)
500	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2014A, 4.000%, 10/01/33	10/24 at 100.00	A2	503,325
	Minnesota Municipal Power Agency, Electric Revenue Bonds, Series 2016:
1,310	4.000%, 10/01/41	10/26 at 100.00	A2	1,312,057
615	5.000%, 10/01/47	10/26 at 100.00	A2	672,423
	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2008A:
300	5.000%, 1/01/18 – AGC Insured	No Opt. Call	AA	312,030
1,000	5.000%, 1/01/20 – AGC Insured	1/18 at 100.00	AA	1,033,920
1,000	5.000%, 1/01/21 – AGC Insured	1/18 at 100.00	AA	1,036,560
	Southern Minnesota Municipal Power Agency, Power Supply System Revenue Bonds, Series 1994A:
8,600	0.000%, 1/01/19 – NPFG Insured	No Opt. Call	AA–	8,256,254
1,100	0.000%, 1/01/23 – NPFG Insured	No Opt. Call	AA–	939,686
3,070	0.000%, 1/01/24 – NPFG Insured	No Opt. Call	AA–	2,537,754
135	0.000%, 1/01/26 – NPFG Insured	No Opt. Call	AA–	104,251
1,000	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Series 2014A, 4.000%, 1/01/40	1/24 at 100.00	Aa3	1,003,040
18,630	Total Utilities			17,711,300

NUVEEN	43

NMS	Nuveen Minnesota Quality Municipal Income Fund
(formerly known as Nuveen Minnesota Municipal Income Fund)
	Portfolio of Investments (continued)	November 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 6.0% (3.7% of Total Investments)
	Buffalo, Minnesota, Water and Sewer Revenue Bonds, Series 2009B:
$1,800	0.000%, 10/01/21	4/19 at 89.45	AA+	$1,550,340
1,800	0.000%, 10/01/22	4/19 at 85.14	AA+	1,474,164
1,800	0.000%, 10/01/23	4/19 at 80.85	AA+	1,396,530
415	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A–	446,050
5,815	Total Water and Sewer			4,867,084
$134,362	Total Long-Term Investments (cost $128,288,828)			130,584,962
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Preference – (65.5)% (5)			(52,800,000)
	Other Assets Less Liabilities – 3.4%			2,773,990
	Net Assets Applicable to Common Shares – 100%			$80,558,952

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 40.4%.
 See accompanying notes to financial statements.

44	NUVEEN

NOM
Nuveen Missouri Quality Municipal Income Fund
(formerly known as Nuveen Missouri Premium Income Municipal Fund)
	Portfolio of Investments	November 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 150.8% (100.0% of Total Investments)
	MUNICIPAL BONDS – 150.8% (100.0% of Total Investments)
	Consumer Staples – 3.9% (2.6% of Total Investments)
$1,055	Missouri Development Finance Board, Solid Waste Disposal Revenue Bonds, Procter and Gamble Inc., Series 1999, 5.200%, 3/15/29 (Alternative Minimum Tax)	No Opt. Call	AA–	$1,228,948
	Education and Civic Organizations – 23.6% (15.6% of Total Investments)
300	Curators of the University of Missouri, System Facilities Revenue Bonds, Refunding Series 2014A, 4.000%, 11/01/33	11/24 at 100.00	AA+	310,920
250	Lincoln University, Missouri, Auxiliary System Revenue Bonds, Series 2007, 5.125%, 6/01/37 – AGC Insured	6/17 at 100.00	AA	254,370
410	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Kansas City University of Medicine and Biosciences, Series 2013A, 5.000%, 6/01/33	6/23 at 100.00	A1	441,045
750	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43	5/23 at 100.00	BBB+	799,125
600	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southwest Baptist University Project, Series 2012, 5.000%, 10/01/33	10/22 at 100.00	BBB–	618,084
725	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34	10/23 at 100.00	A+	790,120
630	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2011, 5.250%, 10/01/41	10/21 at 100.00	A–	681,301
510	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2014, 5.000%, 10/01/39	10/23 at 100.00	A–	551,937
700	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 2011A, 6.500%, 10/01/35	10/18 at 103.00	BBB–	757,610
1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis University, Series 2015A, 4.000%, 10/01/42	10/25 at 100.00	AA–	1,002,910
550	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2011B, 5.000%, 11/15/37	11/21 at 100.00	AAA	608,735
600	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2011, 5.000%, 4/01/36	4/21 at 100.00	A2	634,386
7,025	Total Education and Civic Organizations			7,450,543
	Health Care – 32.2% (21.3% of Total Investments)
	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007:
760	5.000%, 6/01/27	6/17 at 100.00	BB+	761,079
560	5.000%, 6/01/36	6/17 at 100.00	BB+	553,129
480	Clinton County Industrial Development Authority, Missouri, Revenue Bonds, Cameron Regional Medical Center, Series 2007, 5.000%, 12/01/37	12/17 at 100.00	N/R	478,147
200	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2011, 5.500%, 2/15/31	2/21 at 100.00	A–	216,656
315	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2015, 5.000%, 2/15/35	2/24 at 100.00	A–	341,721
250	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2015A, 4.000%, 1/01/45	No Opt. Call	AA	244,620

NUVEEN	45

NOM	Nuveen Missouri Quality Municipal Income Fund
(formerly known as Nuveen Missouri Premium Income Municipal Fund)
	Portfolio of Investments (continued)	November 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$540	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Capital Region Medical Center, Series 2011, 5.000%, 11/01/27	11/20 at 100.00	A3	$583,000
1,730	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/44	11/23 at 100.00	A2	1,851,498
415	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2015A, 5.000%, 11/15/32	11/25 at 100.00	A2	458,143
335	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Heartland Regional Medical Center, Series 2012, 5.000%, 2/15/37	2/22 at 100.00	A1	360,701
290	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2012, 4.000%, 11/15/42	No Opt. Call	AA–	278,661
500	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Saint Luke's Episcopal and Presbyterian Hospitals, Series 2011, 5.000%, 12/01/25	12/21 at 100.00	A+	554,690
500	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, SSM Health Care, Series 2014A, 5.000%, 6/01/31	6/24 at 100.00	AA–	557,845
2,000	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds, Saint Luke's Health System, Series 2010A, 5.000%, 11/15/30	11/20 at 100.00	A+	2,150,540
720	Saline County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, John Fitzgibbon Memorial Hospital Inc., Series 2010, 5.600%, 12/01/28	12/20 at 100.00	BBB–	778,133
9,595	Total Health Care			10,168,563
	Housing/Single Family – 0.1% (0.1% of Total Investments)
50	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2007C-1, 4.800%, 9/01/38 (Alternative Minimum Tax)	3/17 at 100.00	AA+	49,996
	Long-Term Care – 15.4% (10.2% of Total Investments)
190	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The Sarah Community Project, Refunding Series 2016, 4.000%, 5/01/33	5/25 at 100.00	N/R	176,024
250	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The Sarah Community Project, Series 2013, 4.500%, 5/01/28	5/18 at 100.00	N/R	247,570
500	Joplin Industrial Development Authority, Missouri, Revenue Bonds, Christian Homes Inc., Series 2007F, 5.750%, 5/15/31	5/17 at 100.00	BBB–	502,575
475	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A, 5.125%, 8/15/32	8/17 at 100.00	BB+	479,047
250	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2014A, 5.250%, 8/15/39	No Opt. Call	BB+	259,770
250	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011, 6.000%, 2/01/41	2/21 at 100.00	BBB+	273,023
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2014A:
250	5.000%, 2/01/35	2/24 at 100.00	BBB+	260,998
500	5.000%, 2/01/44	2/24 at 100.00	BBB+	517,315
190	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2016A, 5.000%, 2/01/46	2/26 at 100.00	N/R	195,048
100	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Chesterfield, Series 2012, 5.000%, 9/01/42	No Opt. Call	BBB–	100,439
	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2012:
250	5.000%, 9/01/32	No Opt. Call	A–	264,165
425	5.000%, 9/01/42	9/22 at 100.00	A–	444,176
430	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	9/23 at 100.00	A–	476,195

46	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$570	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of West County, Series 2007A, 5.500%, 9/01/28	9/17 at 100.00	BBB–	$574,184
100	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew's Resources for Seniors, Series 2015A, 5.125%, 12/01/45	12/25 at 100.00	N/R	98,222
4,730	Total Long-Term Care			4,868,751
	Tax Obligation/General – 10.8% (7.2% of Total Investments)
500	Branson Reorganized School District R-4, Taney County, Missouri, General Obligation Bonds, School Building Series 2012, 4.375%, 3/01/32	3/22 at 100.00	A+	517,160
500	Fort Zumwalt School District, Callaway County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015, 4.000%, 3/01/32	3/24 at 100.00	AA+	515,545
1,685	Independence School District, Jackson County, Missouri, General Obligation Bonds, Series 2010, 5.000%, 3/01/27	3/20 at 100.00	AA+	1,844,873
500	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, School Building Series 2013A, 5.000%, 3/01/31	3/21 at 100.00	AA–	548,285
3,185	Total Tax Obligation/General			3,425,863
	Tax Obligation/Limited – 23.4% (15.5% of Total Investments)
910	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/33	10/22 at 100.00	AA+	995,249
350	Blue Springs, Missouri, Special Obligation Tax Increment Bonds, Adams Farm Project, Special Districts Refunding & Improvement Series 2015A, 4.750%, 6/01/30	6/24 at 100.00	N/R	339,045
315	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006, 5.000%, 6/01/28	2/17 at 100.00	N/R	267,341
430	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	A	445,992
	Howard Bend Levee District, St. Louis County, Missouri, Levee District Improvement Bonds, Series 2013B:
180	4.875%, 3/01/33	3/23 at 100.00	BB+	179,687
115	5.000%, 3/01/38	3/23 at 100.00	BB+	115,543
485	Jackson County, Missouri, Special Obligation Bonds, Truman Medical Center Project, Series 2011B, 4.350%, 12/01/23	12/21 at 100.00	Aa3	523,393
300	Kansas City Industrial Development Authority, Missouri, Downtown Redevelopment District Revenue Bonds, Series 2011A, 5.000%, 9/01/32	9/21 at 100.00	AA–	319,800
155	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016, 4.250%, 4/01/26	No Opt. Call	N/R	144,448
475	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A, 5.400%, 6/01/24	2/17 at 100.00	N/R	455,919
110	Kansas City, Missouri, Special Obligation Bonds, Downtown Arena Project, Refunding & Improvement Series 2016E, 4.000%, 4/01/36	4/25 at 100.00	AA–	109,555
325	Kansas City, Missouri, Special Obligation Bonds, Downtown Redevelopment District, Series 2014C, 5.000%, 9/01/33	9/23 at 100.00	AA–	361,930
245	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Branson – Branson Landing Project, Series 2015A, 4.000%, 6/01/34	6/23 at 100.00	A	236,023
110	Monarch-Chesterfield Levee District, Saint Louis County, Missouri, Levee District Improvement Bonds, Series 1999, 5.750%, 3/01/19 – NPFG Insured	3/17 at 100.00	AA–	110,432
500	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development District, Series 2006, 5.000%, 5/01/23	2/17 at 100.00	N/R	481,190

NUVEEN	47

NOM	Nuveen Missouri Quality Municipal Income Fund
(formerly known as Nuveen Missouri Premium Income Municipal Fund
	Portfolio of Investments (continued)	November 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$140	Plaza at Noah's Ark Community Improvement District, Saint Charles, Missouri, Tax Increment and Improvement District Revenue Bonds, Series 2015, 5.000%, 5/01/30	5/21 at 100.00	N/R	$141,284
1,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA–	377,175
250	Saint Louis County Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Chesterfield Blue Valley Community Improvement District Project, Series 2014A, 5.250%, 7/01/44	7/24 at 100.00	N/R	245,555
600	Springfield, Missouri, Special Obligation Bonds, Sewer System Improvements Project, Series 2015, 4.000%, 4/01/35	4/25 at 100.00	Aa2	602,934
	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
340	5.375%, 11/01/24	2/17 at 100.00	N/R	340,105
400	5.500%, 11/01/27	2/17 at 100.00	N/R	400,104
200	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.500%, 11/01/27	2/17 at 100.00	N/R	200,188
8,435	Total Tax Obligation/Limited			7,392,892
	Transportation – 12.7% (8.4% of Total Investments)
335	Guam International Airport Authority, Revenue Bonds, Series 2013B, 5.500%, 10/01/33 – AGM Insured	10/23 at 100.00	AA	380,637
1,000	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	AA–	1,064,890
2,500	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A, 5.000%, 7/01/21 – AGM Insured	7/17 at 100.00	AA	2,554,247
3,835	Total Transportation			3,999,774
	U.S. Guaranteed – 12.3% (8.2% of Total Investments) (4)
525	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2009A, 5.750%, 6/01/39 (Pre-refunded 6/01/19)	6/19 at 100.00	AA– (4)	580,587
600	Carroll County Public Water Supply District 1, Missouri, Water System Revenue Bonds, Refunding Series 2009, 6.000%, 3/01/39 (Pre-refunded 3/01/18)	3/18 at 100.00	A– (4)	636,756
200	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2006C, 5.000%, 5/01/36 (Pre-refunded 5/01/17) – NPFG Insured	5/17 at 100.00	AAA	203,524
500	Missouri School Boards Association, Lease Participation Certificates, Clay County School District 53 Liberty, Series 2007, 5.250%, 3/01/27 (Pre-refunded 3/01/17) – AGM Insured	3/17 at 100.00	AA (4)	505,585
1,235	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Projects, Series 2000A, 6.125%, 6/01/21 – AMBAC Insured (ETM)	2/17 at 100.00	N/R (4)	1,398,699
500	St. Louis County, Missouri, GNMA Collateralized Mortgage Revenue Bonds, Series 1993D, 5.650%, 7/01/20 (Alternative Minimum Tax) (ETM)	No Opt. Call	AA+ (4)	560,445
3,560	Total U.S. Guaranteed			3,885,596
	Utilities – 5.6% (3.7% of Total Investments)
350	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/32	1/25 at 100.00	A	383,845
500	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2015A, 4.000%, 1/01/35	1/26 at 100.00	A	504,545
	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds, MoPEP Facilities, Series 2012:
400	5.000%, 1/01/32	1/21 at 100.00	A2	428,312
425	5.000%, 1/01/37	1/21 at 100.00	A2	451,894
1,675	Total Utilities			1,768,596

48	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 10.8% (7.2% of Total Investments)
$2,000	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2012A, 5.000%, 5/01/42	5/22 at 100.00	AAA	$2,226,160
500	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Tri-County Water Authority, Series 2015, 5.000%, 1/01/40	1/25 at 100.00	Aa3	544,690
585	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Refunding Series 2016C, 5.000%, 12/01/32 (WI/DD, Settling 12/22/16)	12/25 at 100.00	AA	648,543
3,085	Total Water and Sewer			3,419,393
$46,230	Total Long-Term Investments (cost $45,584,264)			47,658,915
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Preference – (57.0)% (5)			(18,000,000)
	Other Assets Less Liabilities – 6.2%			1,937,889
	Net Assets Applicable to Common Shares – 100%			$31,596,804

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 37.8%.
(ETM)	Escrowed to maturity.
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NUVEEN	49

NNC
Nuveen North Carolina Quality Municipal Income Fund
(formerly known as Nuveen North Carolina Premium Income Municipal Fund)
	Portfolio of Investments	November 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 162.0% (100.0% of Total Investments)
	MUNICIPAL BONDS – 162.0% (100.0% of Total Investments)
	Education and Civic Organizations – 23.7% (14.6% of Total Investments)
$30	Appalachian State University, North Carolina, Revenue Bonds, Series 2005, 5.250%, 7/15/17 – NPFG Insured	No Opt. Call	Aa3	$30,810
	Board of Governors of the University of North Carolina, Winston-Salem State University General Revenue Bonds, Series 2013:
2,950	5.000%, 4/01/33	4/22 at 100.00	A–	3,162,076
1,000	5.125%, 4/01/43	4/22 at 100.00	A–	1,069,880
5,000	East Carolina University, North Carolina, General Revenue Bonds, Series 2014A, 5.000%, 10/01/41	10/23 at 100.00	Aa2	5,506,550
2,310	East Carolina University, North Carolina, General Revenue Bonds, Series 2016A, 5.000%, 10/01/29	4/26 at 100.00	Aa2	2,675,511
1,500	Fayetteville State University, North Carolina, Limited Obligation Revenue Bonds, Student Housing Project, Series 2011, 5.000%, 4/01/43 – AGM Insured	4/21 at 100.00	AA	1,624,155
	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Davidson College, Series 2014:
500	5.000%, 3/01/26	3/22 at 100.00	AA+	566,250
250	5.000%, 3/01/28	3/22 at 100.00	AA+	282,333
500	5.000%, 3/01/29	3/22 at 100.00	AA+	564,135
500	5.000%, 3/01/32	3/22 at 100.00	AA+	554,835
1,230	5.000%, 3/01/45	3/22 at 100.00	AA+	1,347,416
1,605	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University Project, Series 2015 A, 5.000%, 10/01/55	10/25 at 100.00	AA+	1,763,494
	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Johnson & Wales University, Series 2013A:
1,560	5.000%, 4/01/32	4/23 at 100.00	A2	1,701,133
1,000	5.000%, 4/01/33	4/23 at 100.00	A2	1,086,310
4,440	North Carolina Capital Facilities Finance Agency, Revenue Bonds, The Methodist University, Series 2012, 5.000%, 3/01/34	3/22 at 100.00	BBB	4,607,699
	North Carolina Capital Facilities Financing Agency, Educational Facility Revenue Bonds, Wake Forest University, Refunding Series 2016:
5,000	4.000%, 1/01/38	7/26 at 100.00	AA	4,978,700
1,750	4.000%, 1/01/39	7/26 at 100.00	AA	1,734,740
	North Carolina Central University, General Revenue Bonds, Refunding Series 2016:
2,915	5.000%, 10/01/23	No Opt. Call	A3	3,330,854
3,070	5.000%, 10/01/24	No Opt. Call	A3	3,523,500
1,360	5.000%, 10/01/25	No Opt. Call	A3	1,563,429
2,020	North Carolina State University at Raleigh, General Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/23 at 100.00	Aa1	2,237,655
290	University of North Carolina System, Pooled Revenue Bonds, Series 2005A, 5.000%, 4/01/22 – AMBAC Insured	2/17 at 100.00	A	290,963
800	University of North Carolina, Charlotte, General Revenue Bonds, Refunding Series 2015, 5.000%, 4/01/45	4/25 at 100.00	Aa3	883,640
	University of North Carolina, Charlotte, General Revenue Bonds, Series 2014:
2,070	5.000%, 4/01/32	4/24 at 100.00	Aa3	2,306,104
1,175	5.000%, 4/01/33	4/24 at 100.00	Aa3	1,303,345
1,385	5.000%, 4/01/35	4/24 at 100.00	Aa3	1,528,694
	University of North Carolina, Greensboro, General Revenue Bonds, Series 2014:
1,000	5.000%, 4/01/32	4/24 at 100.00	Aa3	1,115,440
3,065	5.000%, 4/01/39	4/24 at 100.00	Aa3	3,362,121

50	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$1,250	Western Carolina University, North Carolina, General Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/45	No Opt. Call	Aa3	$1,377,413
51,525	Total Education and Civic Organizations			56,079,185
	Health Care – 22.4% (13.8% of Total Investments)
2,750	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2009A, 5.250%, 1/15/39	1/19 at 100.00	AA–	2,920,555
5,250	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2012A, 5.000%, 1/15/43	1/22 at 100.00	AA–	5,695,830
2,000	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2011A, 5.250%, 1/15/42	1/21 at 100.00	AA–	2,185,500
4,295	Nash Health Care Systems, North Carolina, Health Care Facilities Revenue Bonds, Series 2012, 5.000%, 11/01/41	5/22 at 100.00	A–	4,521,518
500	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Refunding Series 2013, 5.000%, 10/01/26	10/23 at 100.00	A+	555,495
555	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Series 2006B, 5.125%, 10/01/31 – AGM Insured	10/19 at 100.00	AA	597,319
	North Carolina Medical Care Commission Health Care Facilities Revenue Bonds Novant Health Inc., Series 2010A:
4,750	5.250%, 11/01/40	11/20 at 100.00	AA–	5,125,868
5,000	5.000%, 11/01/43	11/20 at 100.00	AA–	5,330,850
2,680	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Appalachian Regional HealthCare System, Series 2011A, 6.500%, 7/01/31	7/21 at 100.00	BBB+	3,012,990
2,750	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Blue Ridge HealthCare, Refunding Series 2010A, 5.000%, 1/01/36	1/20 at 100.00	A	2,895,118
2,375	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Cape Fear Valley Health System, Refunding Series 2012A, 5.000%, 10/01/27	No Opt. Call	A–	2,576,804
2,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	AA	2,195,140
2,335	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, FirstHealth of the Carolinas Project, Refunding Series 2012A, 4.000%, 10/01/39	10/17 at 100.00	AA	2,335,654
2,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Rex Healthcare, Series 2015A, 5.000%, 7/01/44	7/25 at 100.00	AA–	2,162,180
1,125	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Wake Forest Baptist Obligated Group, Refunding Series 2012B, 5.000%, 12/01/27	12/22 at 100.00	A	1,272,544
3,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Wake Forest Baptist Obligated Group, Series 2012A, 5.000%, 12/01/45	No Opt. Call	A	3,325,620
2,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed, Refunding Series 2012A, 5.000%, 10/01/27	10/22 at 100.00	A+	2,222,520
2,930	North Carolina Medical Care Commission, Hospital Revenue Bonds, Southeastern Regional Medical Center, Refunding Series 2012, 5.000%, 6/01/32	6/22 at 100.00	A	3,104,599
750	Northern Hospital District Surry County, North Carolina, Health Care Facilities Revenue Bonds, Series 2008, 6.250%, 10/01/38	4/18 at 100.00	BBB	780,653
49,045	Total Health Care			52,816,757
	Housing/Multifamily – 1.2% (0.8% of Total Investments)
	Mecklenburg County, North Carolina, FNMA Multifamily Housing Revenue Bonds, Little Rock Apartments, Series 2003:
635	5.150%, 1/01/22 (Alternative Minimum Tax)	7/18 at 100.00	N/R	648,875
2,260	5.375%, 1/01/36 (Alternative Minimum Tax)	7/18 at 100.00	N/R	2,281,244
2,895	Total Housing/Multifamily			2,930,119

NUVEEN	51

NNC	Nuveen North Carolina Quality Municipal Income Fund
(formerly known as Nuveen North Carolina Premium Income Municipal Fund)
	Portfolio of Investments (continued)	November 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 0.8% (0.4% of Total Investments)
$1,705	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2011-1, 4.500%, 1/01/28	1/21 at 100.00	AA	$1,777,923
	Long-Term Care – 1.4% (0.9% of Total Investments)
2,690	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Deerfield Episcopal Retirement Community, Refunding First Mortgage Series 2016, 5.000%, 11/01/37	11/26 at 100.00	N/R	2,890,136
450	North Carolina Medical Care Commission, Revenue Bonds, United Methodist Retirement Homes Inc., Refunding Series 2013A, 5.000%, 10/01/33	10/23 at 100.00	N/R	459,635
3,140	Total Long-Term Care			3,349,771
	Materials – 0.6% (0.4% of Total Investments)
1,400	Columbus County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2007A, 4.625%, 3/01/27 (Alternative Minimum Tax)	3/17 at 100.00	BBB	1,401,526
	Tax Obligation/General – 10.7% (6.6% of Total Investments)
	Catawba County, North Carolina, General Obligation Bonds, Limited Obligation Series 2014A:
1,000	5.000%, 6/01/30	6/24 at 100.00	Aa2	1,115,690
730	5.000%, 6/01/31	6/24 at 100.00	Aa2	811,585
	Charlotte, North Carolina, General Obligation Bonds, Refunding Series 2016A:
1,000	5.000%, 7/01/28	7/26 at 100.00	AAA	1,194,040
1,150	5.000%, 7/01/29	7/26 at 100.00	AAA	1,364,602
1,000	5.000%, 7/01/30	7/26 at 100.00	AAA	1,179,210
	Davidson County, North Carolina, General Obligation Bonds, Refunding Series 2016:
300	5.000%, 6/01/25	No Opt. Call	AA	355,533
1,450	5.000%, 6/01/27	No Opt. Call	AA	1,739,029
835	Durham, North Carolina, General Obligation Bonds, Refunding Series 2015, 5.000%, 10/01/26	No Opt. Call	AAA	1,013,573
	Durham, North Carolina, General Obligation Bonds, Series 2007:
2,820	5.000%, 4/01/21	4/17 at 100.00	AAA	2,856,152
1,475	5.000%, 4/01/22	4/17 at 100.00	AAA	1,494,190
1,050	Forsyth County, North Carolina, General Obligation Bonds, Limited Obligation Series 2009, 5.000%, 4/01/30	4/20 at 100.00	AA+	1,149,624
1,745	Mecklenburg County, North Carolina, General Obligation Bonds, Refunding Series 2016A, 5.000%, 9/01/25	No Opt. Call	AAA	2,099,148
2,020	Raleigh, North Carolina, General Obligation Bonds, Refunding Series 2016A, 5.000%, 9/01/26	No Opt. Call	AAA	2,451,977
	Wake County, North Carolina, Limited Obligation Bonds, Refunding Series 2016A:
3,500	5.000%, 12/01/27	12/26 at 100.00	AA+	4,168,815
2,000	5.000%, 12/01/35	12/26 at 100.00	AA+	2,287,660
22,075	Total Tax Obligation/General			25,280,828
	Tax Obligation/Limited – 15.9% (9.8% of Total Investments)
	Buncombe County, North Carolina, Limited Obligation Bonds, Series 2014A:
1,085	5.000%, 6/01/33	6/24 at 100.00	AA+	1,215,124
1,600	5.000%, 6/01/34	6/24 at 100.00	AA+	1,786,224
2,405	Charlotte, North Carolina, Certificates of Participation, Transit Projects Phase 2, Refunding Series 2008A, 5.000%, 6/01/33	6/18 at 100.00	AA+	2,514,211
2,045	Charlotte, North Carolina, Storm Water Fee Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/39	12/24 at 100.00	AAA	2,326,269
2,085	Dare County, North Carolina, Installment Purchase Contract, Limited Obligation Series 2012B, 5.000%, 6/01/28	6/22 at 100.00	AA	2,306,969
500	Henderson County, North Carolina, Limited Obligation Bonds, Series 2015, 5.000%, 10/01/31	10/25 at 100.00	AA	570,015
868	Hillsborough, North Carolina, Special Assessment Revenue Bonds, Series 2013, 7.750%, 2/01/24	2/23 at 100.00	N/R	902,303

52	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Jacksonville Public Facilities Corporation, North Carolina, Limited Obligation Bonds, Series 2012:
$1,065	5.000%, 4/01/29	4/22 at 100.00	A1	$1,173,002
1,165	5.000%, 4/01/30	4/22 at 100.00	A1	1,279,659
1,000	5.000%, 4/01/31	4/22 at 100.00	A1	1,095,320
200	5.000%, 4/01/32	4/22 at 100.00	A1	218,240
	North Carolina State, Limited Obligation Bonds, Refunding Series 2014C:
3,000	5.000%, 5/01/24	No Opt. Call	AA+	3,528,720
5,000	5.000%, 5/01/25	5/24 at 100.00	AA+	5,813,550
8,065	North Carolina Turnpike Authority, Monroe Connector System State Appropriation Bonds, Series 2011, 5.000%, 7/01/41	7/21 at 100.00	AA	8,863,595
1,000	Raleigh, North Carolina, Limited Obligation Bonds, Series 2013, 5.000%, 10/01/33	10/23 at 100.00	AA+	1,115,540
	Raleigh, North Carolina, Limited Obligation Bonds, Series 2014A:
1,195	5.000%, 10/01/25	10/24 at 100.00	AA+	1,398,019
1,305	5.000%, 10/01/26	10/24 at 100.00	AA+	1,516,919
33,583	Total Tax Obligation/Limited			37,623,679
	Transportation – 23.6% (14.6% of Total Investments)
5,000	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010A, 5.000%, 7/01/39	7/20 at 100.00	Aa3	5,418,100
10	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010B, 5.375%, 7/01/28 (Alternative Minimum Tax)	7/20 at 100.00	Aa3	10,905
	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Refunding Series 2014A:
2,865	5.000%, 7/01/27	7/24 at 100.00	Aa3	3,272,031
3,000	5.000%, 7/01/28	7/24 at 100.00	Aa3	3,407,610
1,400	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Series 2010B, 5.000%, 7/01/36 (Alternative Minimum Tax)	7/21 at 100.00	Aa3	1,483,356
1,425	Charlotte, North Carolina, Airport Revenue Bonds, Refunding Series 2011A, 5.000%, 7/01/41	No Opt. Call	Aa3	1,550,015
10,000	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot Lanes Project, Series 2015, 5.000%, 6/30/54 (Alternative Minimum Tax)	6/25 at 100.00	BBB–	10,447,999
2,725	North Carolina State Ports Authority, Port Facilities Revenue Bonds, Senior Lien Series 2010A, 5.250%, 2/01/40	2/20 at 100.00	A3	2,946,761
515	North Carolina State Ports Authority, Port Facilities Revenue Bonds, Senior Lien Series 2010B, 5.000%, 2/01/29	2/20 at 100.00	A3	553,424
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A:
140	5.000%, 1/01/21 – AGC Insured	1/19 at 100.00	AA	147,801
265	5.375%, 1/01/26 – AGC Insured	1/19 at 100.00	AA	283,123
1,650	5.500%, 1/01/29 – AGC Insured	1/19 at 100.00	AA	1,760,748
7,335	5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	7,824,170
	North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Revenue Bonds, Series 2009B:
150	0.000%, 1/01/31 – AGC Insured	No Opt. Call	AA	86,997
4,375	0.000%, 1/01/33 – AGC Insured	No Opt. Call	AA	2,272,025
2,300	0.000%, 1/01/34 – AGC Insured	No Opt. Call	AA	1,142,985
2,380	0.000%, 1/01/35 – AGC Insured	No Opt. Call	AA	1,121,361
7,575	0.000%, 1/01/37 – AGC Insured	No Opt. Call	AA	3,290,807
1,470	0.000%, 1/01/38 – AGC Insured	No Opt. Call	AA	612,667
	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2010A:
2,490	5.000%, 5/01/26	No Opt. Call	Aa3	2,749,881
4,125	5.000%, 5/01/36	5/20 at 100.00	Aa3	4,479,750

NUVEEN	53

NNC	Nuveen North Carolina Quality Municipal Income Fund
(formerly known as Nuveen North Carolina Premium Income Municipal Fund)
	Portfolio of Investments (continued)	November 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$1,000	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Series 2007, 5.000%, 5/01/37 – FGIC Insured (Alternative Minimum Tax)	5/17 at 100.00	AA+	$1,012,570
62,195	Total Transportation			55,875,086
	U.S. Guaranteed – 39.7% (24.5% of Total Investments) (4)
	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007:
1,840	5.250%, 10/01/27 (Pre-refunded 10/01/17)	10/17 at 100.00	N/R (4)	1,905,007
1,725	5.250%, 10/01/38 (Pre-refunded 10/01/17)	10/17 at 100.00	N/R (4)	1,787,186
3,100	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 4/01/31 (Pre-refunded 4/01/18) – AGM Insured	4/18 at 100.00	AA (4)	3,260,735
	Cape Fear Public Utility Authority, North Carolina, Water & Sewer System Revenue Bonds, Series 2008:
425	5.000%, 8/01/28 (Pre-refunded 8/01/18)	8/18 at 100.00	AA+ (4)	452,204
1,005	5.000%, 8/01/35 (Pre-refunded 8/01/18)	8/18 at 100.00	AA+ (4)	1,069,330
4,950	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.000%, 1/15/47 (Pre-refunded 1/15/18)	1/18 at 100.00	AA– (4)	5,168,741
	Craven County, North Carolina, Certificates of Participation, Series 2007:
160	5.000%, 6/01/23 (Pre-refunded 6/01/17) – NPFG Insured	6/17 at 100.00	AA– (4)	163,363
3,000	5.000%, 6/01/27 (Pre-refunded 6/01/17) – NPFG Insured	6/17 at 100.00	AA– (4)	3,063,060
8,600	Durham, North Carolina, Utility System Revenue Bonds, Refunding Series 2011, 5.000%, 6/01/41 (Pre-refunded 6/01/21)	6/21 at 100.00	AAA	9,780,521
	Harnett County, North Carolina, Certificates of Participation, Series 2009:
1,000	5.000%, 6/01/28 (Pre-refunded 6/01/19) – AGC Insured	6/19 at 100.00	AA (4)	1,087,760
500	5.000%, 6/01/29 (Pre-refunded 6/01/19) – AGC Insured	6/19 at 100.00	AA (4)	543,880
2,225	Johnston Memorial Hospital Authority, North Carolina, Mortgage Revenue Bonds, Johnston	4/18 at 100.00	AA (4)	2,347,420
	Memorial Hospital Project, Series 2008A, 5.250%, 10/01/36 (Pre-refunded 4/01/18) – AGM Insured
400	Mecklenburg County, North Carolina, Certificates of Participation, Series 2009A, 5.000%, 2/01/27 (Pre-refunded 2/01/19)	2/19 at 100.00	AA+ (4)	431,356
1,000	North Carolina Capital Facilities Finance Agency, General Revenue Bonds, Duke University, Series 2009B, 5.000%, 10/01/38 (Pre-refunded 4/01/19)	4/19 at 100.00	AA+ (4)	1,079,440
	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding Series 1993B:
100	6.000%, 1/01/22 (ETM)	No Opt. Call	AAA	119,411
180	6.000%, 1/01/22 – NPFG Insured (ETM)	No Opt. Call	A3 (4)	214,940
1,400	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2009B, 5.000%, 1/01/26 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA	1,505,042
3,500	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2012A, 5.000%, 1/01/25 (Pre-refunded 7/01/22)	7/22 at 100.00	AAA	4,062,380
1,095	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2007-29A, 4.800%, 7/01/33 (Pre-refunded 1/01/17) (Alternative Minimum Tax)	1/17 at 100.00	AA (4)	1,098,624
1,680	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Cleveland County Healthcare System, Refunding Series 2011A, 5.750%, 1/01/35 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (4)	1,938,838
	North Carolina Medical Care Commission, Hospital Revenue Bonds, Wilson Medical Center, Series 2007:
500	5.000%, 11/01/20 (Pre-refunded 11/01/17)	11/17 at 100.00	N/R (4)	518,880
3,425	5.000%, 11/01/27 (Pre-refunded 11/01/17)	11/17 at 100.00	N/R (4)	3,554,328
785	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/30 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (4)	842,556
4,260	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 1986, 5.000%, 1/01/20 (ETM)	No Opt. Call	Aaa	4,637,564
1,535	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2012B, 5.000%, 1/01/21 (ETM)	No Opt. Call	AAA	1,731,526

54	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2009:
$2,020	6.000%, 6/01/34 (Pre-refunded 6/01/19) – AGC Insured	6/19 at 100.00	AA (4)	$2,248,361
1,020	6.000%, 6/01/36 (Pre-refunded 6/01/19) – AGC Insured	6/19 at 100.00	AA (4)	1,135,311
1,135	Raleigh, North Carolina, Certificates of Participation, Series 2007, 5.000%, 2/01/27 (Pre-refunded 2/01/17)	2/17 at 100.00	AA+ (4)	1,143,081
2,250	Rutherford County, North Carolina, Certificates of Participation, Series 2007, 5.000%, 12/01/27 (Pre-refunded 12/01/17) – AGM Insured	12/17 at 100.00	AA (4)	2,342,993
5,000	Sampson County, North Carolina, Certificates of Participation, Series 2006, 5.000%, 6/01/34 (Pre-refunded 6/01/17) – AGM Insured	6/17 at 100.00	AA (4)	5,104,300
10,200	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Series 2007, 5.000%, 12/01/36 (Pre-refunded 12/01/17)	12/17 at 100.00	AAA	10,622,582
	University of North Carolina, System Pooled Revenue Bonds, Series 2009C:
1,000	5.250%, 10/01/28 (Pre-refunded 10/01/19)	10/19 at 100.00	A3 (4)	1,105,190
1,000	5.375%, 10/01/29 (Pre-refunded 10/01/19)	10/19 at 100.00	A3 (4)	1,108,650
5,100	Wake County, North Carolina, Limited Obligation Bonds, Series 2010, 5.000%, 1/01/37 (Pre-refunded 1/01/20)	1/20 at 100.00	AA+ (4)	5,620,047
2,450	Wilmington, North Carolina, Certificates of Participation, Series 2008A, 5.000%, 6/01/29 (Pre-refunded 6/01/18)	6/18 at 100.00	AA+ (4)	2,591,512
1,750	Wilson County, North Carolina, Certificates of Participation, School Facilities Project, Series 2007, 5.000%, 4/01/25 (Pre-refunded 4/01/17) – AMBAC Insured	4/17 at 100.00	Aa3 (4)	1,774,623
6,400	Winston-Salem, North Carolina, Water and Sewer System Revenue Bonds, Series 2007A, 5.000%, 6/01/37 (Pre-refunded 6/01/17)	6/17 at 100.00	AAA	6,531,840
87,715	Total U.S. Guaranteed			93,692,582
	Utilities – 6.9% (4.3% of Total Investments)
1,040	Greenville, North Carolina, Combined Enterprise System Revenue Bonds, Series 2016, 5.000%, 4/01/26	No Opt. Call	Aa2	1,231,506
	Monroe, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2016:
1,110	5.000%, 3/01/24	No Opt. Call	A+	1,282,527
395	5.000%, 3/01/25	No Opt. Call	A+	457,378
1,330	5.000%, 3/01/28	3/26 at 100.00	A+	1,522,478
775	5.000%, 3/01/30	3/26 at 100.00	A+	872,038
1,710	5.000%, 3/01/32	3/26 at 100.00	A+	1,906,855
900	4.000%, 3/01/33	3/26 at 100.00	A+	916,002
5,000	North Carolina Capital Facilities Financing Agency, Solid Waste Disposal Revenue Bond, Duke Energy Carolinas Project, Refunding Series 2008B, 4.625%, 11/01/40	11/20 at 100.00	Aa2	5,298,250
315	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/30	1/19 at 100.00	A	334,407
1,500	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2015A, 5.000%, 1/01/32	1/26 at 100.00	A	1,670,085
760	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/30	7/26 at 100.00	A	858,086
14,835	Total Utilities			16,349,612
	Water and Sewer – 15.1% (9.3% of Total Investments)
1,145	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2012A, 5.000%, 4/01/25	4/22 at 100.00	AA–	1,296,461
2,135	Cape Fear Public Utility Authority, North Carolina, Water & Sewer System Revenue Bonds, Refunding Series 2011, 5.000%, 8/01/31	8/21 at 100.00	AA+	2,361,502
	Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Refunding Series 2015:
940	5.000%, 7/01/32	7/25 at 100.00	AAA	1,086,743
2,325	5.000%, 7/01/40	7/25 at 100.00	AAA	2,638,829
1,000	Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Series 2008, 5.000%, 7/01/38	7/18 at 100.00	AAA	1,051,260

NUVEEN	55

NNC	Nuveen North Carolina Quality Municipal Income Fund
(formerly known as Nuveen North Carolina Premium Income Municipal Fund)
	Portfolio of Investments (continued)	November 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Dare County, North Carolina, Utilities System Revenue Bonds, Series 2011:
$3,860	5.000%, 2/01/36	2/21 at 100.00	AA	$4,226,353
1,250	5.000%, 2/01/41	2/21 at 100.00	AA	1,367,075
1,535	Mooresville, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/28	5/22 at 100.00	AA	1,728,901
3,040	Oak Island, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2015, 5.000%, 6/01/33 – AGM Insured	6/25 at 100.00	AA	3,372,850
1,210	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 6/01/23 – NPFG Insured	6/18 at 100.00	AA–	1,271,274
	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2011:
600	5.625%, 6/01/30 – AGC Insured	6/21 at 100.00	AA	666,114
2,100	5.750%, 6/01/36 – AGC Insured	6/21 at 100.00	AA	2,331,567
	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2012A:
550	5.000%, 3/01/30	3/22 at 100.00	AAA	618,431
1,600	5.000%, 3/01/31	3/22 at 100.00	AAA	1,775,472
	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2013A:
5,000	5.000%, 3/01/28	3/23 at 100.00	AAA	5,715,150
3,785	5.000%, 3/01/43	3/23 at 100.00	AAA	4,218,080
32,075	Total Water and Sewer			35,726,062
$362,188	Total Long-Term Investments (cost $370,185,784)			382,903,130
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Preference – (65.2)% (5)			(154,000,000)
	Other Assets Less Liabilities – 3.2%			7,393,470
	Net Assets Applicable to Common Shares – 100%			$236,296,600

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 40.2%.
(ETM)	Escrowed to maturity.

 See accompanying notes to financial statements.

56	NUVEEN

NPV
Nuveen Virginia Quality Municipal Income Fund
(formerly known as Nuveen Virginia Premium Income Municipal Fund)
	Portfolio of Investments	November 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 151.1% (100.0% of Total Investments)
	MUNICIPAL BONDS – 151.1% (100.0% of Total Investments)
	Consumer Staples – 5.5% (3.7% of Total Investments)
	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A:
$630	5.250%, 6/01/32	6/17 at 100.00	N/R	$625,055
700	5.625%, 6/01/47	6/17 at 100.00	N/R	642,572
8,135	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B–	6,614,974
6,645	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2007B2, 5.200%, 6/01/46	6/17 at 100.00	B–	5,640,409
180	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31	5/17 at 100.00	A3	179,991
16,290	Total Consumer Staples			13,703,001
	Education and Civic Organizations – 11.0% (7.3% of Total Investments)
1,615	Alexandria Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Episcopal High School, Series 2012, 3.750%, 1/01/30	No Opt. Call	A1	1,617,923
580	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College, Series 2006, 5.000%, 9/01/26	2/17 at 100.00	B	544,962
1,600	Madison County Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Woodberry Forest School, Refunding Series 2016A, 3.000%, 10/01/46	10/25 at 100.00	Aa1	1,339,376
1,630	Prince William County Industrial Development Authority, Virginia, Student Housing Revenue Bonds, George Mason University Foundation Prince William Housing LLC Project, Series 2011A, 5.125%, 9/01/41	9/21 at 100.00	A	1,797,727
2,500	The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds, Green Series 2015A-2, 5.000%, 4/01/45	4/25 at 100.00	AAA	2,819,075
8,500	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Series 2008, 5.000%, 6/01/40	6/18 at 100.00	AAA	8,927,464
1,900	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B, 5.000%, 7/01/45	7/25 at 100.00	BB+	1,763,808
	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Refunding Series 2015A:
600	5.000%, 7/01/35	7/25 at 100.00	BB+	572,712
1,000	5.000%, 7/01/45	7/25 at 100.00	BB+	928,320
2,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, Public Higher Education Financing Program, Refunding Series 2016A, 5.000%, 9/01/27	9/26 at 100.00	Aa1	2,368,160
2,225	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington and Lee University, Series 2001, 5.375%, 1/01/21	No Opt. Call	AA	2,412,501
1,460	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington and Lee University, Series 2015A, 5.000%, 1/01/40	1/25 at 100.00	AA	1,618,454
500	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds, Roanoke College, Series 2011, 5.750%, 4/01/41	4/20 at 100.00	BBB+	551,050
26,110	Total Education and Civic Organizations			27,261,532

NUVEEN	57

NPV	Nuveen Virginia Quality Municipal Income Fund
(formerly known as Nuveen Virginia Premium Income Municipal Fund)
	Portfolio of Investments (continued)	November 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care – 23.6% (15.6% of Total Investments)
$5,000	Arlington County Industrial Development Authority, Virginia, Hospital Facility Revenue Bonds, Virginia Hospital Center Arlington Health System, Refunding Series 2010, 5.000%, 7/01/31	7/20 at 100.00	AA–	$5,339,200
	Charlotte County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Halifax Regional Hospital Incorporated, Series 2007:
1,545	5.000%, 9/01/27	9/17 at 100.00	A	1,572,949
250	5.000%, 9/01/37	9/17 at 100.00	A	253,720
2,145	Chesterfield County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health, Series 2010C-2, 5.000%, 11/01/42 – AGC Insured	11/20 at 100.00	AA	2,314,841
3,375	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/40	1/23 at 100.00	A–	3,627,180
1,060	Fairfax County Industrial Development Authority, Virginia, Health Care Revenue Bonds, Inova Health System Project, Series 2009A, 5.500%, 5/15/35	5/19 at 100.00	AA+	1,148,817
1,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2012A, 5.000%, 5/15/40	5/22 at 100.00	AA+	1,103,700
3,340	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Tender Option Bond Trust 2016-XG0021, 14.054%, 11/15/29 (IF)	5/19 at 100.00	AA+	4,230,010
4,950	Fairfax County Industrial Development Authority, Virginia, Hospital Revenue Refunding Bonds, Inova Health System, Series 1993A, 5.000%, 8/15/23	No Opt. Call	AA+	5,612,360
	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007:
1,080	5.250%, 6/15/18	No Opt. Call	Baa1	1,128,265
2,500	5.250%, 6/15/23	No Opt. Call	Baa1	2,777,800
300	Hanover County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Memorial Regional Medical Center, Series 1995, 6.375%, 8/15/18 – NPFG Insured	No Opt. Call	AA–	311,772
1,500	Henrico County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Bon Secours Health System, Series 1996, 6.250%, 8/15/20 – NPFG Insured	No Opt. Call	AA–	1,629,090
3,500	Industrial Development Authority of the City of Newport News, Virginia, Health System Revenue Bonds, Riverside Health System, Series 2015A, 5.330%, 7/01/45	7/25 at 100.00	N/R	3,525,970
3,155	Prince William County Industrial Development Authority, Virginia, Health Care Facilities Revenue Bonds, Novant Health Obligated Group-Prince William Hospital, Refunding Series 2013B, 5.000%, 11/01/46	11/22 at 100.00	AA–	3,359,065
	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, Mary Washington Healthcare Obligated Group, Refunding Series 2016:
1,440	5.000%, 6/15/35	6/26 at 100.00	Baa1	1,560,398
1,360	4.000%, 6/15/37	6/26 at 100.00	Baa1	1,319,146
2,955	Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Sentara Healthcare, Refunding Series 2010, 5.000%, 11/01/40	5/20 at 100.00	AA	3,191,577
4,425	Virginia Small Business Financing Authority, Wellmont Health System Project Revenue Bonds, Series 2007A, 5.250%, 9/01/37	9/17 at 100.00	BBB+	4,495,358
2,335	Winchester Economic Development Authority, Virginia, Hospital Revenue Bonds, Valley Health System Obligated Group, Refunding Series 2014A, 5.000%, 1/01/44	1/24 at 100.00	A+	2,515,075
	Winchester Economic Development Authority, Virginia, Hospital Revenue Bonds, Valley Health System Obligated Group, Refunding Series 2015:
1,500	5.000%, 1/01/33	1/26 at 100.00	A+	1,663,920
1,000	5.000%, 1/01/35	1/26 at 100.00	A+	1,103,570
2,000	4.000%, 1/01/37	1/26 at 100.00	A+	2,038,140
1,215	5.000%, 1/01/44	1/26 at 100.00	A+	1,317,352
1,020	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.625%, 4/15/39	4/20 at 100.00	A+	1,100,192
53,950	Total Health Care			58,239,467

58	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 5.1% (3.3% of Total Investments)
$845	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Mortgage Revenue Bonds, Arlington View Terrace Apartments, Series 2001, 5.150%, 11/01/31 (Mandatory put 11/01/19) (Alternative Minimum Tax)	3/17 at 100.00	AA	$847,239
400	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010A, 5.000%, 4/01/45	10/19 at 100.00	AA+	409,848
530	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010C, 4.550%, 8/01/32	2/20 at 100.00	AA+	553,765
1,000	Virginia Housing Development Authority, Rental Housing Bonds, Series 2012A, 3.625%, 3/01/32	3/21 at 100.00	AA+	1,001,330
	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015A:
1,000	3.500%, 3/01/35	3/24 at 100.00	AA+	943,070
1,000	3.625%, 3/01/39	3/24 at 100.00	AA+	956,420
900	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015C, 4.000%, 8/01/45	8/24 at 100.00	AA+	898,434
2,750	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015E, 3.750%, 12/01/40	12/24 at 100.00	AA+	2,715,653
	Virginia Housing Development Authority, Rental Housing Bonds, Series 2016B:
1,500	3.350%, 5/01/36	5/25 at 100.00	AA+	1,384,485
1,500	3.550%, 5/01/41	5/25 at 100.00	AA+	1,390,950
1,380	Waynesboro Redevelopment and Housing Authority, Virginia, Multifamily Housing Revenue Bonds, Epworth Manor, GNMA Collateralized Series 2010, 5.000%, 10/20/51	4/20 at 100.00	AA+	1,417,536
12,805	Total Housing/Multifamily			12,518,730
	Housing/Single Family – 2.6% (1.7% of Total Investments)
	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2012C-5:
2,500	4.550%, 7/01/31	10/22 at 100.00	AAA	2,644,150
2,000	4.800%, 7/01/38	10/22 at 100.00	AAA	2,098,360
	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2012C-8:
715	4.400%, 10/01/31	10/22 at 100.00	AAA	746,753
1,000	4.750%, 10/01/38	10/22 at 100.00	AAA	1,043,940
6,215	Total Housing/Single Family			6,533,203
	Long-Term Care – 4.1% (2.7% of Total Investments)
	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2016A:
1,125	5.000%, 10/01/36	10/24 at 102.00	N/R	1,201,523
2,375	5.000%, 10/01/42	10/24 at 102.00	N/R	2,518,806
700	4.000%, 10/01/42	10/24 at 102.00	N/R	658,028
875	Henrico County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of Richmond, Refunding Series 2015, 4.000%, 10/01/35	10/20 at 100.00	BBB+	862,426
	Lexington Industrial Development Authority, Virginia, Residential Care Facility Revenue Bonds, Kendal at Lexington Retirement Community Inc., Refunding Series 2016:
1,000	4.000%, 1/01/37	1/25 at 102.00	N/R	959,890
150	3.375%, 1/01/37	1/25 at 102.00	N/R	126,074
1,500	Prince William County Industrial Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster at Lake Ridge, Refunding Series 2016, 5.000%, 1/01/37 (WI/DD, Settling 12/01/16)	1/25 at 102.00	N/R	1,481,220
1,000	Roanoke Economic Development Authority, Virginia, Residential Care Facility Mortgage Revenue Refunding Bonds, Virginia Lutheran Homes Brandon Oaks Project, Series 2012, 4.625%, 12/01/27	12/22 at 100.00	N/R	955,350
1,500	Roanoke Industrial Development Authority, Virginia, Residential Revenue Bonds, Virginia Lutheran Homes Incorporated, Series 2006, 5.000%, 12/01/39	12/16 at 100.00	N/R	1,360,650
10,225	Total Long-Term Care			10,123,967

NUVEEN	59

NPV	Nuveen Virginia Quality Municipal Income Fund
(formerly known as Nuveen Virginia Premium Income Municipal Fund)
	Portfolio of Investments (continued)	November 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 3.0% (1.9% of Total Investments)
$1,440	Bristol, Virginia, General Obligation Bonds, Refunding & Improvement Series 2010, 5.000%, 7/15/25	7/20 at 100.00	A	$1,565,842
2,000	Fairfax County, Virginia, General Obligation Bonds, Public Improvement Series 2015A, 5.000%, 10/01/19	No Opt. Call	AAA	2,198,880
1,900	Fairfax County, Virginia, General Obligation Bonds, Refunding Public Improvement Series 2015C, 5.000%, 10/01/18	No Opt. Call	AAA	2,032,848
150	Portsmouth, Virginia, General Obligation Bonds, Refunding Series 2010D, 5.000%, 7/15/34	7/20 at 100.00	AA	164,613
1,250	Richmond, Virginia, General Obligation Bonds, Refunding Public Improvement Series 2014A, 5.000%, 3/01/19	No Opt. Call	AA+	1,348,288
6,740	Total Tax Obligation/General			7,310,471
	Tax Obligation/Limited – 23.4% (15.5% of Total Investments)
	Buena Vista Public Recreational Facilities Authority, Virginia, Lease Revenue Bonds, Golf Course Project, Series 2005A:
510	5.250%, 7/15/25 – ACA Insured	2/17 at 100.00	N/R	443,491
520	5.500%, 7/15/35 – ACA Insured	2/17 at 100.00	N/R	434,205
315	Cumberland County, Virginia, Certificates of Participation, Series 1997, 6.375%, 7/15/17	No Opt. Call	N/R	320,191
600	Dulles Town Center Community Development Authority, Loudon County, Virginia Special Assessment Refunding Bonds, Dulles Town Center Project, Series 2012, 4.250%, 3/01/26	No Opt. Call	N/R	599,340
100	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2015, 5.600%, 3/01/45	3/25 at 100.00	N/R	96,088
1,635	Fairfax County Economic Development Authority, Virginia, Transportation Contract Revenue Bonds, Route 28 Project, Refunding Series 2016B, 3.000%, 4/01/37	4/26 at 100.00	AA+	1,413,000
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
3,000	5.000%, 11/15/31	11/25 at 100.00	A	3,245,070
3,000	5.000%, 11/15/33	11/25 at 100.00	A	3,216,960
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,020	5.000%, 1/01/31	1/22 at 100.00	A	1,070,796
500	5.250%, 1/01/36	1/22 at 100.00	A	525,905
925	Greater Richmond Convention Center Authority, Virginia, Hotel Tax Revenue Bonds, Refunding Series 2015, 5.000%, 6/15/19	No Opt. Call	A+	1,001,747
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
1,000	5.000%, 12/01/33	12/26 at 100.00	BBB+	1,095,600
1,675	5.000%, 12/01/46	12/26 at 100.00	BBB+	1,804,813
645	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.500%, 7/01/29 – AMBAC Insured	No Opt. Call	CC	693,194
	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A:
5,085	0.000%, 7/01/29 – AMBAC Insured	No Opt. Call	Ca	2,422,189
5,000	0.000%, 7/01/43 – AMBAC Insured	No Opt. Call	Ca	986,250
5,875	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 0.000%, 7/01/28 – AMBAC Insured	No Opt. Call	Ca	2,968,344
10,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA–	2,514,500
760	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Refunding Series 2007CC, 5.500%, 7/01/28 – NPFG Insured	No Opt. Call	AA–	837,687
5	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	AA–	5,249

60	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$65	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2007C, 5.000%, 2/01/37 – SYNCORA GTY Insured	2/17 at 100.00	N/R	$65,102
1,000	Stafford County Economic Development Authority, Virginia, Public Project Lease Revenue Bonds, Series 2008, 5.000%, 4/01/33 – AGC Insured (UB)	4/18 at 100.00	AA+	1,039,880
1,500	Virgin Islands Public Finance Authority, Federal Highway Grant Anticipation Loan Note Revenue Bonds, Series 2015, 5.000%, 9/01/30	9/25 at 100.00	A	1,595,325
2,240	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital Series 2014A, 5.000%, 10/01/34 – AGM Insured	10/24 at 100.00	AA	2,355,427
2,600	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien, Refunding Series 2013B, 5.000%, 10/01/24 – AGM Insured	No Opt. Call	AA	2,908,490
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien, Series 2013A, 5.000%, 10/01/24 – AGM Insured	No Opt. Call	AA	1,066,650
1,725	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	1,830,501
	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2011A:
500	5.000%, 2/01/17	No Opt. Call	AA+	503,585
1,200	4.000%, 2/01/29	No Opt. Call	AA+	1,260,036
1,100	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Refunding Series 2012A, 5.000%, 8/01/24	No Opt. Call	AA+	1,261,975
2,970	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2016A, 5.000%, 8/01/17	No Opt. Call	AA+	3,052,091
1,840	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Financing Program, Series 2012A, 5.000%, 11/01/42	11/22 at 100.00	AAA	2,065,768
95	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Loan Bond Program, Series 2002A, 5.000%, 5/01/19	2/17 at 100.00	AA	95,322
2,325	Virginia Transportation Board, Transportation Revenue Bonds, Capital Projects, Series 2011, 5.000%, 5/15/17	No Opt. Call	AA+	2,369,873
4,500	Virginia Transportation Board, Transportation Revenue Bonds, Capital Projects, Series 2014, 4.000%, 5/15/31	5/24 at 100.00	AA+	4,697,595
1,220	Virginia Transportation Board, Transportation Revenue Bonds, U.S. Route 58 Corridor Development Program, Series 2007B, 5.000%, 5/15/17	No Opt. Call	AA+	1,243,546
2,500	Virginia Transportation Board, Transportation Revenue Bonds, U.S. Route 58 Corridor Development Program, Series 2014B, 5.000%, 5/15/17	No Opt. Call	AA+	2,548,250
2,000	Western Virginia Regional Jail Authority, Virginia, Facility Revenue Bonds, Refunding Series 2016, 5.000%, 12/01/37	12/26 at 100.00	Aa2	2,244,160
72,550	Total Tax Obligation/Limited			57,898,195
	Transportation – 30.6% (20.3% of Total Investments)
	Capital Region Airport Commission, Virginia, Airport Revenue Bonds, Refunding Series 2016A:
40	5.000%, 7/01/31	7/26 at 100.00	A2	45,232
735	5.000%, 7/01/33	7/26 at 100.00	A2	824,744
350	4.000%, 7/01/36	7/26 at 100.00	A2	359,825
650	4.000%, 7/01/38	7/26 at 100.00	A2	667,719
1,030	Chesapeake Bay Bridge and Tunnel Commission, Virginia, General Resolution Revenue Bonds, Refunding Series 1998, 5.500%, 7/01/25 – NPFG Insured	No Opt. Call	AA–	1,208,736

NUVEEN	61

NPV	Nuveen Virginia Quality Municipal Income Fund
(formerly known as Nuveen Virginia Premium Income Municipal Fund)
	Portfolio of Investments (continued)	November 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First Tier Series 2016:
$1,240	5.000%, 7/01/41 – AGM Insured	7/26 at 100.00	AA	$1,348,178
2,000	5.000%, 7/01/46	7/26 at 100.00	BBB	2,148,000
	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B:
2,000	0.000%, 7/15/32 (4)	7/28 at 100.00	BBB	1,527,700
4,125	0.000%, 7/15/40 (4)	7/28 at 100.00	BBB	3,044,374
1,000	0.000%, 7/15/40 – AGM Insured (4)	7/28 at 100.00	AA	758,930
750	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Refunding Series 2010B, 5.000%, 10/01/26 (Alternative Minimum Tax)	10/20 at 100.00	AA–	815,648
2,500	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Series 2007B, 5.000%, 10/01/35 – AMBAC Insured (Alternative Minimum Tax)	10/17 at 100.00	AA–	2,564,125
	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Series 2009C:
1,380	5.250%, 10/01/22	No Opt. Call	AA–	1,471,328
1,200	5.000%, 10/01/28	10/18 at 100.00	AA–	1,270,644
	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Series 2010A:
3,400	5.000%, 10/01/30	10/20 at 100.00	AA–	3,751,254
420	5.000%, 10/01/35	10/20 at 100.00	AA–	459,900
3,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles	4/22 at 100.00	BBB+	3,106,140
	Metrorail & Capital Improvement Project, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53
6,700	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 0.000%, 10/01/44 (4)	10/28 at 100.00	BBB+	7,411,874
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009B:
4,000	0.000%, 10/01/26 – AGC Insured	No Opt. Call	AA	2,752,240
11,825	0.000%, 10/01/34 – AGC Insured	No Opt. Call	AA	5,352,113
1,135	0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA	462,819
5,010	0.000%, 10/01/39 – AGC Insured	No Opt. Call	AA	1,771,987
	Metropolitan Washington D.C. Airports Authority, Virginia, Airport System Revenue Bonds, Refunding Series 2016A:
1,705	5.000%, 10/01/32 (Alternative Minimum Tax)	10/26 at 100.00	AA–	1,885,542
9,640	5.000%, 10/01/35 (Alternative Minimum Tax)	10/26 at 100.00	AA–	10,548,374
500	Metropolitan Washington D.C. Airports Authority, Virginia, Airport System Revenue Bonds, Refunding Series 2016B, 5.000%, 10/01/32	10/26 at 100.00	AA–	564,155
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
595	5.000%, 8/01/26 (Alternative Minimum Tax)	8/21 at 100.00	BB	624,661
150	5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB	152,442
395	Peninsula Ports Authority of Virginia, Coal Terminal Revenue Bonds, Dominion Terminal Associates Project-DETC Issue, Refunding Series 2003, 1.550%, 10/01/33 (Mandatory put 10/01/19)	No Opt. Call	BBB+	388,980
3,000	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	AA–	3,342,030
2,500	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	2,538,325

62	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
$750	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB	$805,418
5,025	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB	5,651,819
5,700	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB	6,107,208
84,450	Total Transportation			75,732,464
	U.S. Guaranteed – 29.5% (19.5% of Total Investments) (5)
2,000	Albemarle County Industrial Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Westminster-Canterbury of the Blue Ridge, Series 2007, 5.000%, 1/01/31 (Pre-refunded 1/01/17)	1/17 at 100.00	N/R (5)	2,007,060
1,750	Bristol, Virginia, General Obligation Utility System Revenue Bonds, Series 2002, 5.000%, 11/01/24 – AGM Insured (ETM)	No Opt. Call	AA (5)	1,990,765
1,000	Bristol, Virginia, Utility System Revenue Refunding Bonds, Series 2001, 5.000%, 7/15/21 – AGM Insured (ETM)	No Opt. Call	AA (5)	1,082,320
5,585	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A, 5.125%, 10/01/37 (Pre-refunded 10/01/17)	10/17 at 100.00	BBB (5)	5,782,486
4,150	Fairfax County Economic Development Authority, Virginia, Transportation District Improvement Revenue Bonds, Silver Line Phase 1 Project, Series 2011, 5.000%, 4/01/27 (Pre-refunded 4/01/20)	4/20 at 100.00	Aa1 (5)	4,607,953
1,100	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.375%, 12/01/24 (Pre-refunded 12/01/19)	12/19 at 100.00	BBB+ (5)	1,226,291
1,295	Hampton Roads Sanitation District, Virginia, Wastewater Revenue Bonds, Series 2012A, 5.000%, 1/01/39 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (5)	1,460,799
1,000	Lexington Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, VMI Development Board Project, Series 2006C, 5.000%, 12/01/36 (Pre-refunded 6/01/19)	6/19 at 100.00	Aa2 (5)	1,088,020
890	Montgomery County Industrial Development Authority, Virginia, Public Facility Lease Revenue Bonds, Public Projects Series 2008, 5.000%, 2/01/29 (Pre-refunded 2/01/18)	2/18 at 100.00	Aa2 (5)	930,664
5,900	Portsmouth, Virginia, General Obligation Bonds, Refunding Series 2010D, 5.000%, 7/15/34 (Pre-refunded 7/15/20)	7/20 at 100.00	N/R (5)	6,600,919
3,590	Prince William County Industrial Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster at Lake Ridge, First Mortgage, Series 2006, 5.125%, 1/01/26 (Pre-refunded 1/01/17)	1/17 at 100.00	N/R (5)	3,603,068
145	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/18 – NPFG Insured (ETM)	No Opt. Call	A3 (5)	154,837
710	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2005BB, 5.250%, 7/01/22 – AGM Insured (ETM)	No Opt. Call	A2 (5)	828,109
1,000	Richmond, Virginia, General Obligation Bonds, Public Improvement Series 2009A, 5.000%, 7/15/22 (Pre-refunded 7/15/19)	7/19 at 100.00	AA+ (5)	1,090,740
	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2007C:
30	5.000%, 2/01/37 (Pre-refunded 2/01/17) – SYNCORA GTY Insured	2/17 at 100.00	N/R (5)	30,211
50	5.000%, 2/01/37 (Pre-refunded 2/01/17) – SYNCORA GTY Insured	2/17 at 100.00	N/R (5)	50,352
60	5.000%, 2/01/37 (Pre-refunded 2/01/17) – SYNCORA GTY Insured	2/17 at 100.00	N/R (5)	60,422
105	5.000%, 2/01/37 (Pre-refunded 2/01/17) – SYNCORA GTY Insured	2/17 at 100.00	N/R (5)	105,752
190	5.000%, 2/01/37 (Pre-refunded 2/01/17) – SYNCORA GTY Insured	2/17 at 100.00	N/R (5)	191,338
4,000	Stafford County Economic Development Authority, Virginia, Public Project Lease Revenue Bonds, Series 2008, 5.000%, 4/01/33 – AGC Insured (Pre-refunded 4/01/18) (UB)	4/18 at 100.00	AA (5)	4,205,200

NUVEEN	63

NPV	Nuveen Virginia Quality Municipal Income Fund
(formerly known as Nuveen Virginia Premium Income Municipal Fund)
	Portfolio of Investments (continued)	November 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	Virginia Beach, Virginia, General Obligation Bonds, Series 2008:
$4,500	5.000%, 10/01/26 (Pre-refunded 10/01/17) (UB)	10/17 at 100.00	AAA	$4,655,970
4,500	5.000%, 10/01/27 (Pre-refunded 10/01/17) (UB)	10/17 at 100.00	AAA	4,655,970
1,820	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2009A, 5.000%, 2/01/22 (Pre-refunded 2/01/19)	2/19 at 100.00	AA+ (5)	1,962,251
1,665	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Tender Option Bond Trust 2016-XL0011, 12.483%, 2/01/27 (Pre-refunded 2/01/19) (IF) (6)	2/19 at 100.00	AA+ (5)	2,055,792
1,665	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Tender Option Bond Trust 2016-XL0013, 12.483%, 2/01/28 (Pre-refunded 2/01/19) (IF) (6)	2/19 at 100.00	AA+ (5)	2,052,446
	Virginia College Building Authority, Educational Facilities Revenue Bonds, Public Higher Education Financing Program, Series 2009A:
30	5.000%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (5)	32,005
3,570	5.000%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	Aa1 (5)	3,808,583
3,195	Virginia Port Authority, Port Facilities Revenue Bonds, Refunding Series 2010, 5.000%, 7/01/40 (Pre-refunded 7/01/19)	7/19 at 100.00	Aa3 (5)	3,484,403
1,000	Virginia Resources Authority, Clean Water State Revolving Fund Revenue Bonds, Series 2008, 5.000%, 10/01/19 (Pre-refunded 10/01/18)	10/18 at 100.00	AAA	1,069,640
3,420	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Financing Program, Series 2012A, 5.000%, 11/01/42 (Pre-refunded 11/01/22)	11/22 at 100.00	N/R (5)	3,996,920
3,050	Virginia State Resources Authority, Clean Water Revenue Bonds, Series 2007, Trust 3036, 12.228%, 10/01/29 (Pre-refunded 10/01/17) (IF)	10/17 at 100.00	Aaa	3,562,888
1,620	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds Valley Health System Obligated Group, Series 2009E, 5.625%, 1/01/44 (Pre-refunded 1/01/19)	1/19 at 100.00	A+ (5)	1,761,264
2,855	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds, Winchester Medical Center, Series 2007, 5.125%, 1/01/31 (Pre-refunded 1/01/17)	1/17 at 100.00	A+ (5)	2,865,621
67,440	Total U.S. Guaranteed			73,061,059
	Utilities – 6.3% (4.2% of Total Investments)
2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 4.250%, 10/01/47 (Mandatory put 4/01/21)	No Opt. Call	B1	1,849,100
	Guam Power Authority, Revenue Bonds, Series 2012A:
1,550	5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,712,161
495	5.000%, 10/01/34	10/22 at 100.00	BBB	515,023
655	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007UU, 5.000%, 7/01/19 – NPFG Insured	No Opt. Call	AA–	692,538
	Richmond, Virginia, Public Utility Revenue Bonds, Refunding Series 2016A:
5,000	5.000%, 1/15/33 (WI/DD, Settling 12/07/16)	1/26 at 100.00	AA	5,688,950
1,000	5.000%, 1/15/35 (WI/DD, Settling 12/07/16)	1/26 at 100.00	AA	1,131,050
730	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/24	7/17 at 100.00	BB–	694,741
3,250	York County Economic Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company Project, Refunding Series 2009A, 1.875%, 5/01/33 (Mandatory put 5/16/19)	No Opt. Call	A2	3,263,065
14,680	Total Utilities			15,546,628

64	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 6.4% (4.3% of Total Investments)
$1,395	Fairfax County, Virginia, Sewer Revenue Bonds, Series 2012, 5.000%, 7/15/18	No Opt. Call	AAA	$1,482,020
810	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	882,155
5,205	Hampton Roads Sanitation District, Virginia, Wastewater Revenue Bonds, Series 2012A, 5.000%, 1/01/39	1/21 at 100.00	AA+	5,671,420
	Henry County Public Service Authority, Virginia, Water and Sewerage Revenue Refunding Bonds, Series 2001:
650	5.500%, 11/15/17 – AGM Insured	No Opt. Call	AA	674,551
3,000	5.500%, 11/15/19 – AGM Insured	No Opt. Call	AA	3,278,190
3,000	Norfolk, Virginia, Water Revenue Bonds, Series 2015A, 5.250%, 11/01/44	11/24 at 100.00	AA+	3,395,760
1,000	Virginia Resources Authority, Water and Sewerage System Revenue Bonds, Goochland County – Tuckahoe Creek Service District Project, Series 2012, 0.000%, 11/01/34	11/22 at 63.13	AA	521,590
15,060	Total Water and Sewer			15,905,686
$386,515	Total Long-Term Investments (cost $365,445,948)			373,834,403
	Floating Rate Obligations – (3.7)%			(9,250,000)
	Variable Rate Demand Preferred Shares, at Liquidation Preference – (51.8)% (7)			(128,000,000)
	Other Assets Less Liabilities – 4.4%			10,742,658
	Net Assets Applicable to Common Shares – 100%			$247,327,061

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate obligations.
(7)	Variable Rate Demand Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 34.2%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investments, or portion of investment, purchased on a when-issued or delayed delivery basis.
 See accompanying notes to financial statements.

NUVEEN	65

Statement of
	Assets and Liabilities	November 30, 2016 (Unaudited)

	Georgia	(1)	Maryland	(2)	Minnesota	(3)
	Quality		Quality		Quality
	Income		Income		Income
	(NKG	)	(NMY	)	(NMS	)
Assets
Long-term investments, at value (cost $216,155,891, $526,920,471 and $128,288,828, respectively)	$221,297,402		$534,282,039		$130,584,962
Short-term investments, at value (cost approximates value)	—		2,000,000		—
Cash	2,061,129		8,621,562		1,326,465
Receivable for:
Interest	3,318,452		8,341,596		1,598,516
Investments sold	—		11,457,032		1,545,921
Other assets	663		19,100		663
Total assets	226,677,646		564,721,329		135,056,527
Liabilities
Cash overdraft	—		—		—
Floating rate obligations	3,245,000		12,540,000		—
Payable for:
Dividends	524,491		1,255,670		362,413
Interest	99,990		243,451		65,249
Investments purchased	—		27,250,304		932,127
Variable Rate MuniFund Term Preferred ("VMTP") Shares, net of deferred offering costs (liquidation preference $82,000,000, $197,000,000 and $52,800,000, respectively)	81,981,544		196,980,808		52,768,315
Variable Rate Demand Preferred ("VRDP") Shares, net of deferred offering costs (liquidation preference $—, $— and $—, respectively)	—		—		—
Accrued expenses:
Management fees	115,855		267,068		220,360
Trustees fees	2,475		23,034		1,489
Other	124,503		180,087		147,622
Total liabilities	86,093,858		238,740,422		54,497,575
Net assets applicable to common shares	$140,583,788		$325,980,907		$80,558,952
Common shares outstanding	10,549,313		23,374,664		5,573,617
Net asset value ("NAV") per common share outstanding	$13.33		$13.95		$14.45
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$105,493		$233,747		$55,736
Paid-in surplus	141,902,466		328,519,606		78,355,500
Undistributed (Over-distribution of) net investment income	(19,350)		634,471		30,487
Accumulated net realized gain (loss)	(6,546,332)		(10,768,485)		(178,905)
Net unrealized appreciation (depreciation)	5,141,511		7,361,568		2,296,134
Net assets applicable to common shares	$140,583,788		$325,980,907		$80,558,952
Authorized shares:
Common	Unlimited		Unlimited		Unlimited
Preferred	Unlimited		Unlimited		Unlimited

(1)	Formerly known as Georgia Dividend Advantage 2.
(2)	Formerly known as Maryland Premium Income.
(3)	Formerly known as Minnesota Quality Income.
See accompanying notes to financial statements.

66	NUVEEN

			North	(5)
	Missouri	(4)	Carolina		Virginia	(6)
	Quality		Quality		Quality
	Income		Income		Income
	(NOM	)	(NNC	)	(NPV	)
Assets
Long-term investments, at value (cost $45,584,264, $370,185,784 and $365,445,948, respectively)	$47,658,915		$382,903,130		$373,834,403
Short-term investments, at value (cost approximates value)	—		—		—
Cash	141,168		—		12,464,694
Receivable for:
Interest	634,101		5,458,971		4,578,260
Investments sold	1,974,580		6,048,682		5,927,604
Other assets	46		14,011		120,738
Total assets	50,408,810		394,424,794		396,925,699
Liabilities
Cash overdraft	—		313,755		—
Floating rate obligations	—		—		9,250,000
Payable for:
Dividends	135,435		742,144		830,230
Interest	21,507		190,312		—
Investments purchased	648,543		2,556,472		11,650,470
Variable Rate MuniFund Term Preferred ("VMTP") Shares, net of deferred offering costs (liquidation preference $18,000,000, $154,000,000 and $—, respectively)	17,950,599		153,987,601		—
Variable Rate Demand Preferred ("VRDP") Shares, net of deferred offering costs (liquidation preference $—, $— and $128,000,000, respectively)	—		—		127,595,073
Accrued expenses:
Management fees	25,402		195,914		195,570
Trustees fees	558		16,750		17,175
Other	29,962		125,246		60,120
Total liabilities	18,812,006		158,128,194		149,598,638
Net assets applicable to common shares	$31,596,804		$236,296,600		$247,327,061
Common shares outstanding	2,339,323		16,418,508		17,933,247
Net asset value ("NAV") per common share outstanding	$13.51		$14.39		$13.79
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$23,393		$164,185		$179,332
Paid-in surplus	30,809,091		223,988,143		251,024,302
Undistributed (Over-distribution of) net investment income	92,609		(391,781)		45,053
Accumulated net realized gain (loss)	(1,402,940)		(181,293)		(12,310,081)
Net unrealized appreciation (depreciation)	2,074,651		12,717,346		8,388,455
Net assets applicable to common shares	$31,596,804		$236,296,600		$247,327,061
Authorized shares:
Common	Unlimited		Unlimited		Unlimited
Preferred	Unlimited		Unlimited		Unlimited

(4)	Formerly known as Missouri Premium Income.
(5)	Formerly known as North Carolina Premium Income.
(6)	Formerly known as Virginia Premium Income.
See accompanying notes to financial statements.

NUVEEN	67

Statement of
	Operations	Six Months Ended November 30, 2016 (Unaudited)

	Georgia	Maryland	Minnesota
	Quality	Quality	Quality
	Income	Income	Income
	(NKG )	(NMY )	(NMS )
Investment Income	$4,465,486	$10,377,516	$2,975,744
Expenses
Management fees	714,343	1,655,224	424,135
Interest expense and amortization of offering costs	748,329	1,749,373	571,287
Liquidity fees	—	—	—
Remarketing fees	—	—	—
Custodian fees	16,171	32,755	13,333
Trustees fees	3,410	7,990	2,096
Professional fees	14,586	18,952	22,547
Shareholder reporting expenses	13,845	19,853	9,603
Shareholder servicing agent fees	11,151	15,985	10,551
Stock exchange listing fees	3,916	3,916	3,916
Investor relations expenses	9,687	21,078	5,862
Other	9,202	23,913	14,879
Total expenses	1,544,640	3,549,039	1,078,209
Net investment income (loss)	2,920,846	6,828,477	1,897,535
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from Investments	(41,135)	(2,145,227)	806,029
Change in net unrealized appreciation (depreciation) of Investments	(10,848,688)	(23,499,772)	(7,894,117)
Net realized and unrealized gain (loss)	(10,889,823)	(25,644,999)	(7,088,088)
Net increase (decrease) in net assets applicable to common shares from operations	$(7,968,977)	$(18,816,522)	$(5,190,553)
See accompanying notes to financial statements.

68	NUVEEN

		North
	Missouri	Carolina	Virginia
	Quality	Quality	Quality
	Income	Income	Income
	(NOM )	(NNC )	(NPV )
Investment Income	$1,165,202	$6,965,326	$7,588,588
Expenses
Management fees	158,693	1,209,527	1,224,384
Interest expense and amortization of offering costs	161,094	1,337,987	490,248
Liquidity fees	—	—	596,434
Remarketing fees	—	—	65,065
Custodian fees	7,697	24,386	26,479
Trustees fees	810	5,915	5,899
Professional fees	12,387	17,157	18,981
Shareholder reporting expenses	7,456	20,147	16,254
Shareholder servicing agent fees	9,297	12,184	5,119
Stock exchange listing fees	264	3,916	3,916
Investor relations expenses	2,848	15,814	16,598
Other	11,080	10,273	31,494
Total expenses	371,626	2,657,306	2,500,871
Net investment income (loss)	793,576	4,308,020	5,087,717
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from Investments	(21,525)	(200,720)	(1,474,371)
Change in net unrealized appreciation (depreciation) of Investments	(2,123,938)	(18,613,285)	(19,650,810)
Net realized and unrealized gain (loss)	(2,145,463)	(18,814,005)	(21,125,181)
Net increase (decrease) in net assets applicable to common shares from operations	$(1,351,887)	$(14,505,985)	$(16,037,464)
See accompanying notes to financial statements.

NUVEEN	69

Statement of
	Changes in Net Assets	(Unaudited)

	Georgia Quality Income (NKG)		Maryland Quality Income (NMY)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	11/30/16	5/31/16	11/30/16	5/31/16
Operations
Net investment income (loss)	$2,920,846	$7,192,977	$6,828,477	$15,778,865
Net realized gain (loss) from:
Investments	(41,135)	(1,581,813)	(2,145,227)	491,125
Swaps	—	30,033	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(10,848,688)	5,592,582	(23,499,772)	10,451,731
Swaps	—	(25,771)	—	—
Net increase (decrease) in net assets applicable to common shares from operations	(7,968,977)	11,208,008	(18,816,522)	26,721,721
Distributions to Common Shareholders
From net investment income	(3,307,210)	(6,796,613)	(7,783,764)	(15,649,344)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(3,307,210)	(6,796,613)	(7,783,764)	(15,649,344)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	7,528	—	—
Cost of shares repurchased and retired	—	—	—	(2,791,231)
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	7,528	—	(2,791,231)
Net increase (decrease) in net assets applicable to common shares	(11,276,187)	4,418,923	(26,600,286)	8,281,146
Net assets applicable to common shares at the beginning of period	151,859,975	147,441,052	352,581,193	344,300,047
Net assets applicable to common shares at the end of period	$140,583,788	$151,859,975	$325,980,907	$352,581,193
Undistributed (Over-distribution of) net investment income at the end of period	$(19,350)	$367,014	$634,471	$1,589,758
See accompanying notes to financial statements.

70	NUVEEN

	Minnesota Quality Income (NMS)		Missouri Quality Income (NOM)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	11/30/16	5/31/16	11/30/16	5/31/16
Operations
Net investment income (loss)	$1,897,535	$4,455,477	$793,576	$1,689,406
Net realized gain (loss) from:
Investments	806,029	191,048	(21,525)	50,409
Swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(7,894,117)	1,618,757	(2,123,938)	1,225,769
Swaps	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from operations	(5,190,553)	6,265,282	(1,351,887)	2,965,584
Distributions to Common Shareholders
From net investment income	(2,223,544)	(4,487,400)	(855,927)	(1,709,898)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(2,223,544)	(4,487,400)	(855,927)	(1,709,898)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	31,237	13,839	27,444	54,447
Cost of shares repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	31,237	13,839	27,444	54,447
Net increase (decrease) in net assets applicable to common shares	(7,382,860)	1,791,721	(2,180,370)	1,310,133
Net assets applicable to common shares at the beginning of period	87,941,812	86,150,091	33,777,174	32,467,041
Net assets applicable to common shares at the end of period	$80,558,952	$87,941,812	$31,596,804	$33,777,174
Undistributed (Over-distribution of) net investment income at the end of period	$30,487	$356,496	$92,609	$154,960
See accompanying notes to financial statements.

NUVEEN	71

Statement of Changes in Net Assets (Unaudited) (continued)

	North Carolina Quality Income (NNC)		Virginia Quality Income (NPV)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	11/30/16	5/31/16	11/30/16	5/31/16
Operations
Net investment income (loss)	$4,308,020	$9,899,398	$5,087,717	$11,823,483
Net realized gain (loss) from:
Investments	(200,720)	418,715	(1,474,371)	1,943,982
Swaps	—	50,670	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(18,613,285)	9,029,073	(19,650,810)	7,419,283
Swaps	—	(43,394)	—	—
Net increase (decrease) in net assets applicable to common shares from operations	(14,505,985)	19,354,462	(16,037,464)	21,186,748
Distributions to Common Shareholders
From net investment income	(4,703,904)	(9,656,474)	(5,595,174)	(12,330,901)
From accumulated net realized gains	—	(223,292)	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(4,703,904)	(9,879,766)	(5,595,174)	(12,330,901)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—
Cost of shares repurchased and retired	—	(287,244)	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	(287,244)	—	—
Net increase (decrease) in net assets applicable to common shares	(19,209,889)	9,187,452	(21,632,638)	8,855,847
Net assets applicable to common shares at the beginning of period	255,506,489	246,319,037	268,959,699	260,103,852
Net assets applicable to common shares at the end of period	$236,296,600	$255,506,489	$247,327,061	$268,959,699
Undistributed (Over-distribution of) net investment income at the end of period	$(391,781)	$4,103	$45,053	$552,510
See accompanying notes to financial statements.

72	NUVEEN

Statement of
	Cash Flows	Six Months Ended November 30, 2016 (Unaudited)

	Georgia	Maryland	Minnesota
	Quality	Quality	Quality
	Income	Income	Income
	(NKG )	(NMY )	(NMS )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(7,968,977)	$(18,816,522)	$(5,190,553)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(17,924,807)	(169,031,249)	(23,293,075)
Proceeds from sales and maturities of investments	8,565,651	126,132,201	16,879,732
Proceeds from (Payments for) short-term investments, net	—	(2,000,000)	—
Taxes paid	(378)	(743)	(164)
Amortization (Accretion) of premiums and discounts, net	804,476	1,486,432	(358,625)
Amortization of deferred offering costs	8,435	19,195	38,147
(Increase) Decrease in:
Receivable for interest	(229,209)	169,904	(51,532)
Receivable for investments sold	5,836,823	(5,511,032)	384,292
Other assets	4,127	1,830	4,063
Increase (Decrease) in:
Payable for interest	15,708	52,952	14,944
Payable for investments purchased	(3,748,590)	25,294,049	932,127
Accrued management fees	(3,771)	(2,747)	150,736
Accrued Trustees fees	1,675	5,225	1,023
Accrued other expenses	62,061	43,661	77,962
Net realized (gain) loss from investments	41,135	2,145,227	(806,029)
Change in net unrealized (appreciation) depreciation of Investments	10,848,688	23,499,772	7,894,117
Net cash provided by (used in) operating activities	(3,686,953)	(16,511,845)	(3,322,835)
Cash Flows from Financing Activities:
Proceeds from VMTP shares issued, at liquidation preference	7,000,000	30,000,000	8,700,000
Increase (Decrease) in:
Cash overdraft	—	—	(1,858,123)
Floating rate obligations	—	(2,675,000)	—
Cash distributions paid to common shareholders	(3,332,997)	(7,783,475)	(2,192,577)
Net cash provided by (used in) financing activities	3,667,003	19,541,525	4,649,300
Net Increase (Decrease) in Cash	(19,950)	3,029,680	1,326,465
Cash at the beginning of period	2,081,079	5,591,882	—
Cash at the end of period	$2,061,129	$8,621,562	$1,326,465

	Georgia		Maryland		Minnesota
	Quality		Quality		Quality
	Income		Income		Income
Supplemental Disclosure of Cash Flow Information	(NKG	)	(NMY	)	(NMS	)
Cash paid for interest (excluding amortization of offering costs)	$589,186		$1,477,226		$373,197
Non-cash financing activities not included herein consists of reinvestments of common share distributions	—		—		31,327
See accompanying notes to financial statements.

NUVEEN	73

Statement of Cash Flows (Unaudited) (continued)

	Missouri	North Carolina	Virginia
	Quality	Quality	Quality
	Income	Income	Income
	(NOM )	(NNC )	(NPV )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(1,351,887)	$(14,505,985)	$(16,037,464)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(1,007,038)	(38,669,631)	(111,728,601)
Proceeds from sales and maturities of investments	4,411,135	15,653,979	98,426,302
Proceeds from (Payments for) short-term investments, net	—	—	—
Taxes paid	—	(594)	—
Amortization (Accretion) of premiums and discounts, net	48,833	1,607,513	770,820
Amortization of deferred offering costs	19,824	24,937	7,607
(Increase) Decrease in:
Receivable for interest	23,690	(141,320)	290,789
Receivable for investments sold	(1,889,580)	(2,113,682)	10,893,106
Other assets	368	2,388	(4,354)
Increase (Decrease) in:
Payable for interest	1,736	47,723	—
Payable for investments purchased	648,543	(6,492,483)	11,650,470
Accrued management fees	(1,462)	2,332	(12,635)
Accrued Trustees fees	376	3,883	3,809
Accrued other expenses	9,634	52,160	(23,644)
Net realized (gain) loss from investments	21,525	200,720	1,474,371
Change in net unrealized (appreciation) depreciation of investments	2,123,938	18,613,285	19,650,810
Net cash provided by (used in) operating activities	3,059,635	(25,714,775)	15,361,386
Cash Flows from Financing Activities
Proceeds from VMTP shares issued, at liquidation preference	—	29,000,000	—
Increase (Decrease) in:
Cash overdraft	—	313,755	—
Floating rate obligations	(2,225,000)	—	—
Cash distribution paid to common shareholders	(828,446)	(4,744,281)	(5,672,260)
Net cash provided by (used in) financing activities	(3,053,446)	24,569,474	(5,672,260)
Net Increase (Decrease) in Cash	6,189	(1,145,301)	9,689,126
Cash at the beginning of period	134,979	1,145,301	2,775,568
Cash at the end of period	$141,168	$—	$12,464,694

	Missouri		North Carolina		Virginia
	Quality		Quality		Quality
	Income		Income		Income
Supplemental Disclosure of Cash Flow Information	(NOM	)	(NNC	)	(NPV	)
Cash paid for interest (excluding amortization of offering costs)	$139,534		$1,080,327		$482,641
Non-cash financing activities not included herein consists of reinvestments of common share distributions	27,444		—		—
See accompanying notes to financial statements.

74	NUVEEN

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NUVEEN	75

Financial
Highlights (Unaudited)
Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share

	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Discount Per Shares Repurchased and Retired	Ending NAV	Ending Share Price
Georgia Quality Income (NKG)
Year Ended 5/31:
2017(e)	$14.40	$0.28	$(1.04)	$(0.76)	$(0.31)	$—	$(0.31)	$—	$13.33	$12.97
2016	13.98	0.68	0.38	1.06	(0.64)	—	(0.64)	—	14.40	14.28
2015	13.98	0.67	(0.03)	0.64	(0.64)	—	(0.64)	—	13.98	12.81
2014	14.58	0.54	(0.50)	0.04	(0.64)	—	(0.64)	—	13.98	12.98
2013	14.71	0.60	(0.06)	0.54	(0.67)	—	(0.67)	—	14.58	13.39
2012	13.78	0.61	1.01	1.62	(0.69)	—	(0.69)	—	14.71	14.73

Maryland Quality Income (NMY)
Year Ended 5/31:
2017(e)	15.08	0.29	(1.09)	(0.80)	(0.33)	—	(0.33)	—	13.95	12.31
2016	14.59	0.67	0.47	1.14	(0.67)	—	(0.67)	0.02	15.08	13.65
2015	14.64	0.68	(0.10)	0.58	(0.67)	—	(0.67)	0.04	14.59	12.53
2014	15.56	0.60	(0.85)	(0.25)	(0.67)	—	(0.67)	—	14.64	12.91
2013	15.68	0.58	0.07	0.65	(0.77)	—	(0.77)	—	15.56	13.82
2012	14.37	0.68	1.40	2.08	(0.77)	—	(0.77)	—	15.68	15.64

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

76	NUVEEN

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(b)

	Based	Ending			Net
Based	on	Net			Investment		Portfolio
on	Share	Assets			Income		Turnover
NAV (a)	Price (a)	(000)	Expenses	(c)	(Loss	)	Rate(d	)

(5.38)%	(7.12)%	$140,584	1.95	%*	3.93	%*	4%
7.80	16.94	151,860	1.60		4.83		13
4.65	3.76	147,441	1.62		4.77		7
0.56	2.17	147,507	3.03		4.04		20
3.68	(4.83)	153,832	2.66		4.09		18
12.04	11.12	67,039	2.95		4.30		11

(5.41)	(7.60)	325,981	1.96	*	3.93	*	23
8.13	14.77	352,581	1.55		4.56		19
4.28	2.29	344,300	1.55		4.65		23
(1.38)	(1.43)	353,010	2.87		4.25		20
4.18	(7.10)	375,162	2.58		4.12		17
14.82	17.69	167,208	2.91		4.54		7

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

Georgia Quality Income (NKG)
Year Ended 5/31:
2017(e)	0.90	%*
2016	0.55
2015	0.54
2014	1.89
2013	1.51
2012	1.56

Maryland Quality Income (NMY)
Year Ended 5/31:
2017(e)	0.94	%*
2016	0.55
2015	0.52
2014	1.81
2013	1.46
2012	1.56

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the six months ended November 30, 2016.
*	Annualized.
See accompanying notes to financial statements.

NUVEEN	77

Financial Highlights (Unaudited) (continued)
Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Preferred Share- holders (a)	Distributions from Accumulated Net Realized Gains to Preferred Share- holders	(a)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Ending NAV	Ending Share Price
Minnesota Quality Income (NMS)
Year Ended 5/31:
2017(f)	$15.78	$0.34	$(1.27)	$—	$—		$(0.93)	$(0.40)	$—	$(0.40)	$14.45	$16.25
2016	15.46	0.80	0.33	—	—		1.13	(0.81)	—	(0.81)	15.78	15.99
2015(g)	15.50	0.74	0.03	—	—		0.77	(0.81)	—	(0.81)	15.46	14.95
Year Ended 6/30:
2014(h)	14.25	0.71	1.29	(0.01)	—		1.99	(0.74)	—	(0.74)	15.50	16.48
Year Ended 8/31:
2013	16.16	0.90	(1.90)	(0.02)	—		(1.02)	(0.89)	—	(0.89)	14.25	14.82
2012	14.56	0.90	1.56	(0.02)	—		2.44	(0.84)	—	(0.84)	16.16	17.52
2011	15.28	0.88	(0.71)	(0.03)	—		0.14	(0.86)	—	(0.86)	14.56	15.37
2010	13.39	0.92	1.91	(0.03)	—		2.80	(0.91)	—	(0.91)	15.28	15.70

Missouri Quality Income (NOM)
Year Ended 5/31:
2017(f)	14.45	0.34	(0.91)	—	—		(0.57)	(0.37)	—	(0.37)	13.51	17.35
2016	13.91	0.72	0.55	—	—		1.27	(0.73)	—	(0.73)	14.45	16.03
2015	14.19	0.62	(0.17)	—	—		0.45	(0.73)	—	(0.73)	13.91	15.27
2014	14.61	0.65	(0.34)	—	—		0.31	(0.73)	—	(0.73)	14.19	15.08
2013	14.62	0.66	0.06	—	—		0.72	(0.73)	—	(0.73)	14.61	16.04
2012	13.19	0.69	1.52	—	—		2.21	(0.78)	—	(0.78)	14.62	16.90

(a)	The amounts shown are based on common share equivalents. Represents distributions paid on Remarketed Preferred Shares ("RPS") for Minnesota Quality Income (NMS).
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

78	NUVEEN

		Common Share Supplemental Data/ Ratios Applicable to Common Share
Common Share Total Returns			Ratios to Average Net Assets(c)

	Based	Ending			Net
Based	on	Net			Investment		Portfolio
on	Share	Assets			Income		Turnover
NAV (b)	Price (b)	(000)	Expenses	(d)	(Loss	)	Rate	(e)

(6.06)%	4.18%	$80,559	2.29	%*	4.49	%*	12%
7.47	12.84	87,942	1.69		5.14		17
5.02	(4.37)	86,150	1.80	*	5.19	*	14

14.33	16.61	64,277	1.64	*	5.75	*	8

(6.77)	(10.99)	59,100	1.35		5.68		11
17.25	19.91	67,029	1.42		5.82		6
1.30	3.73	60,408	1.46		6.25		10
21.66	12.86	63,358	1.29		6.46		16

(4.10)	10.71	31,597	2.19	*	4.68	*	8
9.40	10.34	33,777	1.94		5.13		5
3.21	6.50	32,467	2.80		4.38		8
2.52	(0.83)	33,072	2.86		4.85		21
4.98	(0.67)	34,011	2.77		4.45		12
17.16	28.21	33,979	2.95		4.93		13

(c)
Ratios do not reflect the effect of dividend payments to RPS shareholders, during periods when RPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to RPS and other subsequent forms of preferred shares issued by the Fund, where applicable. For the years ended June 30, 2014 and prior, Minnesota Quality Income (NMS) includes the RPS of Minnesota Municipal Income Portfolio (MXA).

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

Minnesota Quality Income (NMS)
Year Ended 5/31:
2017(f)	1.14	%*
2016	0.62
2015(g)	0.61	*
Year Ended 6/30:
2014(h)	0.18	*
Year Ended 8/31:
2013	—
2012	—
2011	—
2010	—

Missouri Quality Income (NOM)
Year Ended 5/31:
2017(f)	0.95	%*
2016	0.69
2015	1.44
2014	1.51
2013	1.45
2012	1.55

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)	For the six months ended November 30, 2016.
(g)	For the eleven months ended May 31, 2015.
(h)	For the ten months ended June 30, 2014.
*	Annualized.
See accompanying notes to financial statements.

NUVEEN	79

Financial Highlights (Unaudited) (continued)
Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share

	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Discount Per Share Repurchased and Retired		Ending NAV	Ending Share Price
North Carolina Quality Income (NNC)
Year Ended 5/31:
2017(f)	$15.56	$0.26	$(1.14)	$(0.88)	$(0.29)	$—	$(0.29)	$—		$14.39	$13.01
2016	14.98	0.60	0.58	1.18	(0.60)	— *	(0.60)	—	*	15.56	14.19
2015	14.90	0.61	0.11	0.72	(0.62)	(0.03)	(0.65)	0.01		14.98	12.95
2014	15.02	0.54	(0.06)	0.48	(0.60)	—	(0.60)	—		14.90	13.24
2013	15.30	0.56	(0.17)	0.39	(0.67)	—	(0.67)	—		15.02	13.88
2012	14.34	0.57	1.10	1.67	(0.71)	—	(0.71)	—		15.30	15.97

Virginia Quality Income (NPV)
Year Ended 5/31:
2017(f)	15.00	0.28	(1.18)	(0.90)	(0.31)	—	(0.31)	—		13.79	12.81
2016	14.50	0.66	0.53	1.19	(0.69)	—	(0.69)	—		15.00	14.43
2015	14.47	0.72	0.06	0.78	(0.75)	—	(0.75)	—		14.50	13.39
2014	15.38	0.71	(0.89)	(0.18)	(0.72)	(0.01)	(0.73)	—		14.47	13.39
2013	15.60	0.66	(0.10)	0.56	(0.76)	(0.02)	(0.78)	—		15.38	14.32
2012	14.42	0.68	1.32	2.00	(0.80)	(0.02)	(0.82)	—		15.60	17.05

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

80	NUVEEN

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(b)

	Based	Ending			Net
Based	on	Net			Investment		Portfolio
on	Share	Assets			Income		Turnover
NAV (a)	Price (a)	(000)	Expenses	(c)	(Loss	)	Rate	(e)

(5.79)%	(6.45)%	$236,297	2.00	%**	3.44	%**	4%
8.05	14.65	255,506	1.54		3.97		7
4.91	2.72	246,319	1.54		4.03		12
3.54	0.10	246,492	2.81		3.85		17
2.50	(9.16)	248,601	2.72		3.88		17
11.88	16.23	97,497	3.28		3.85		18

(6.12)	(9.28)	247,327	1.86	**	3.79	**	25
8.41	13.22	268,960	1.64		4.51		18
5.45	5.72	260,104	1.67	(d)	4.91	(d)	17
(0.79)	(0.93)	259,568	2.25		5.15		19
3.56	(11.76)	275,865	2.57		4.19		21
14.26	20.61	141,099	2.78		4.49		12

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

North Carolina Quality Income (NNC)
Year Ended 5/31:
2017(f)	0.97	%**
2016	0.54
2015	0.52
2014	1.70
2013	1.60
2012	1.71

Virginia Quality Income (NPV)
Year Ended 5/31:
2017(f)	0.86	%**
2016	0.62
2015	0.59
2014	1.18
2013	1.44
2012	1.41

(d)
During the period ended May 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with a common shares equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement from Adviser. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement from Adviser were as follows:

Ratios to Average Net Assets
Virginia Quality Income (NPV)	Expenses	Net Investment Income (Loss	)
Year Ended 5/31:
2015	1.70%	4.88%

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)	For the six months ended November 30, 2016.
*	Rounds to less than $0.01 per share.
**	Annualized.
See accompanying notes to financial statements.

NUVEEN	81

Financial Highlights (Unaudited) (continued)

	MTP Shares at		VMTP Shares
	the End of Period(a)		at the End of Period
	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage
	Outstanding	Per $10	Outstanding	Per $100,000
	(000)	Share	(000)	Share
Georgia Quality Income (NKG)
Year Ended 5/31:
2017(c)	$—	$—	$82,000	$271,444
2016	—	—	75,000	302,480
2015	—	—	75,000	296,588
2014	—	—	75,000	296,676
2013	74,945	30.53	—	—
2012	32,265	30.78	—	—

Maryland Quality Income (NMY)
Year Ended 5/31:
2017(c)	—	—	197,000	265,473
2016	—	—	167,000	311,126
2015	—	—	167,000	306,168
2014	—	—	167,000	311,383
2013	166,144	32.58	—	—
2012	74,593	32.42	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund's MTP Shares were as follows:

	2014		2013		2012
Georgia Quality Income (NKG)
Series 2015 (NKG PRC)
Ending Market Value per Share	$—		$10.08		$10.10
Average Market Value per Share	10.03	∆	10.08		10.07
Series 2015-1 (NKG PRD)(b)
Ending Market Value per Share	—		10.10		—
Average Market Value per Share	10.04	∆	10.07	Ω	—
Series 2015-2 (NKG PRE)(b)
Ending Market Value per Share	—		10.12		—
Average Market Value per Share	10.03	∆	10.07	Ω	—
Maryland Quality Income (NMY)
Series 2015 (NMY PRC)
Ending Market Value per Share	—		10.06		10.06
Average Market Value per Share	10.04	∆	10.09		10.10
Series 2016 (NMY PRD)
Ending Market Value per Share	—		10.16		10.11
Average Market Value per Share	10.07	∆	10.17		10.14
Series 2015 (NMY PRE)(b)
Ending Market Value per Share	—		10.05		—
Average Market Value per Share	10.03	∆	10.07	ΩΩ	—
Series 2015-1(NMY PRF)(b)
Ending Market Value per Share	—		10.06		—
Average Market Value per Share	10.03	∆	10.07	ΩΩ	—
Series 2015-1(NMY PRG)(b)
Ending Market Value per Share	—		10.05		—
Average Market Value per Share	10.04	∆	10.08	ΩΩ	—
Series 2016 (NMY PRH)(b)
Ending Market Value per Share	—		10.13		—
Average Market Value per Share	10.07	∆	10.14	ΩΩ	—

(b)	MTP Shares issued in connection with the reorganizations.
(c)	For the six months ended November 30, 2016.
Ω	For the period July 9, 2012 (effective date of the reorganizations) through May 31, 2013.
ΩΩ	For the period August 6, 2012 (effective date of the reorganizations) through May 31, 2013.
∆	For the period June 1, 2013 through May 30, 2014.
See accompanying notes to financial statements.

82	NUVEEN

	RPS at the			MTP Shares at		VMTP Shares
	End of Period			the End of Period(a)		at the End of Period
	Aggregate	Asset		Aggregate	Asset	Aggregate	Asset
	Amount	Coverage		Amount	Coverage	Amount	Coverage
	Outstanding	Per $25,000		Outstanding	Per $10	Outstanding	Per $100,000
	(000)	Share		(000)	Share	(000)	Share
Minnesota Quality Income (NMS)
Year Ended 5/31:
2017(b)	$—	$—		$—	$—	$52,800	$352,574
2016	—	—		—	—	44,100	299,415
2015(c)	—	—		—	—	44,100	295,352
Year Ended 6/30:
2014(d)	—	—		—	—	31,100	307	*
Year Ended 8/31:
2013	31,100	73	*	—	—	—	—
2012	31,100	79	*	—	—	—	—
2011	31,100	74	*	—	—	—	—
2010	31,100	76	*	—	—	—	—
Missouri Quality Income (NOM)
Year Ended 5/31:
2017(b)	—	—		—	—	18,000	275,538
2016	—	—		—	—	18,000	287,651
2015	—	—		—	—	18,000	280,372
2014	—	—		17,880	28.50	—	—
2013	—	—		17,880	29.02	—
2012	—	—		17,880	29.00	—	—

*	Rounded to the nearest thousand (000).
(a)	The Ending and Average Market Value Per Share for each Series of the Fund's MTP Shares were as follows:

	2015		2014	2013	2012
Missouri Quality Income (NOM)
Series 2015 (NOM PRC)
Ending Market Value per Share	$—		$10.06	$10.03	$10.40
Average Market Value per Share	10.03	∆	10.04	10.08	9.98

(b)	For the six months ended November 30, 2016.
(c)	For the eleven months ended May 31, 2015.
(d)	For the ten months ended June 30, 2014.
∆	For the period June 1, 2014, through February 9, 2015.
See accompanying notes to financial statements.

NUVEEN	83

Financial Highlights (Unaudited) (continued)

	MTP Shares at		VMTP Shares		VRDP Shares
	the End of Period(a)		at the End of Period		at the End of Period
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage	Amount	Coverage
	Outstanding	Per $10	Outstanding	Per $100,000	Outstanding	Per $100,000
	(000)	Share	(000)	Share	(000)	Share
North Carolina Quality Income (NNC)
Year Ended 5/31:
2017(b)	$—	$—	$154,000	$253,439	$—	$—
2016	—	—	125,000	304,405	—	—
2015	—	—	125,000	297,055	—	—
2014	—	—	125,000	297,193	—	—
2013	124,860	29.91	—	—	—	—
2012	49,835	29.56	—	—	—	—
Virginia Quality Income (NPV)
Year Ended 5/31:
2017(b)	—	—	—	—	128,000	293,224
2016	—	—	—	—	128,000	310,125
2015	—	—	—	—	128,000	303,206
2014	—	—	—	—	128,000	302,787
2013	127,408	31.65	—	—	—	—
2012	61,408	32.98	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund's MTP Shares were as follows:

	2014		2013		2012
North Carolina Quality Income (NNC)
Series 2015 (NNC PRC)
Ending Market Value per Share	$—		$10.07		$10.11
Average Market Value per Share	10.03	^	10.10		10.09
Series 2016 (NNC PRD)
Ending Market Value per Share	—		10.08		10.10
Average Market Value per Share	10.04	^	10.09		10.07
Series 2015 (NNC PRE)(c)
Ending Market Value per Share	—		10.06		—
Average Market Value per Share	10.03	^	10.07	Ω	—
Series 2015-1 (NNC PRF)(c)
Ending Market Value per Share	—		10.06		—
Average Market Value per Share	10.03	^	10.07	Ω	—
Series 2015-1 (NNC PRG)(c)
Ending Market Value per Share	—		10.06		—
Average Market Value per Share	10.03	^	10.07	Ω	—
Virginia Quality Income (NPV)
Series 2014 (NPV PRA)
Ending Market Value per Share	—		10.03		10.12
Average Market Value per Share	10.01	^^	10.08		10.10
Series 2015 (NPV PRC)
Ending Market Value per Share	—		10.09		10.13
Average Market Value per Share	10.04	^^	10.09		10.09
Series 2014 (NPV PRD)(c)
Ending Market Value per Share	—		10.06		—
Average Market Value per Share	10.04	^^	10.09	ΩΩ	—
Series 2014-1 (NPV PRE)(c)
Ending Market Value per Share	—		10.09		—
Average Market Value per Share	10.04	^^	10.09	ΩΩ	—

(b)	For the six months ended November 30, 2016.
(c)	MTP Shares issued in connection with the reorganizations.
Ω	For the period July 9, 2012 (effective date of the reorganizations) through May 31, 2013.
ΩΩ	For the period August 6, 2012 (effective date of the reorganizations) through May 31, 2013.
^	For the period June 1, 2013 through March 3, 2014.
^^	For the period June 1, 2013 through September 9, 2013.
See accompanying notes to financial statements.

84	NUVEEN

Notes to Financial Statements (Unaudited)
1. General Information and Significant Accounting Policies
General Information
Fund Information
 The state funds covered in this report and their corresponding New York Stock Exchange ("NYSE") or NYSE MKT symbols are as follows (each a "Fund" and collectively, the "Funds"):

•	Nuveen Georgia Quality Municipal Income Fund (NKG) ("Georgia Quality Income (NKG)")
•	Nuveen Maryland Quality Municipal Income Fund (NMY) ("Maryland Quality Income (NMY)")
•	Nuveen Minnesota Quality Municipal Income Fund (NMS) ("Minnesota Quality Income (NMS)")
•	Nuveen Missouri Quality Municipal Income Fund (NOM) ("Missouri Quality Income (NOM)")
•	Nuveen North Carolina Quality Municipal Income Fund (NNC) ("North Carolina Quality Income (NNC)")
•	Nuveen Virginia Quality Municipal Income Fund (NPV) ("Virginia Quality Income (NPV)")
The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies. Common shares of each Fund are traded on the NYSE (common shares of Missouri Quality Income (NOM) were formerly traded on the NYSE MKT). Georgia Quality Income (NKG), Minnesota Quality Income (NMS) and Missouri Quality Income (NOM) were organized as Massachusetts business trusts on October 26, 2001, April 28, 2014 and March 29, 1993, respectively. Maryland Quality Income (NMY), North Carolina Quality Income (NNC) and Virginia Quality Income (NPV) were organized as Massachusetts business trusts on January 12, 1993.
The end of the reporting period for the Funds is November 30, 2016, and the period covered by these Notes to Financial Statements is the six months ended November 30, 2016 (the "current fiscal period").
Effective December 28, 2016, subsequent to the end of the reporting period, the Funds had the following name changes:

•	Georgia Quality Income (NKG) changed its name from Nuveen Georgia Dividend Advantage Municipal Fund 2 ("Georgia Dividend Advantage 2")
•	Maryland Quality Income (NMY) changed its name from Nuveen Maryland Premium Income Municipal Income Fund ("Maryland Premium Income")
•	Minnesota Quality Income (NMS) changed its name from Nuveen Minnesota Municipal Income Fund ("Minnesota Municipal Income")
•	Missouri Quality Income (NOM) changed its name from Nuveen Missouri Premium Income Municipal Fund ("Missouri Premium Income")
•	North Carolina Quality Income (NNC) changed its name from Nuveen North Carolina Premium Income Municipal Fund ("North Carolina Premium Income")
•	Virginia Quality Income (NOV) changed its name from Nuveen Virginia Premium Income Municipal Fund ("Virginia Premium Income")
Investment Adviser
 The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). Nuveen is an operating division of TIAA Global Asset Management. The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives and Principal Investment Strategies
 Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.
Effective August 5, 2016, Georgia Quality Income (NKG), Maryland Quality Income (NMY), Missouri Quality Income (NOM), North Carolina Quality Income (NNC) and Virginia Quality Income (NPV) have added an investment policy to limit the amount of securities subject to the alternative minimum tax ("AMT") to no more than 20% of the Fund's managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates).
Significant Accounting Policies
 Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services – Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

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Notes to Financial Statements (Unaudited) (continued)
Investment Transactions
 Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the following Funds' outstanding when-issued/delayed delivery purchase commitments were as follows:

	Maryland		Missouri		Virginia
	Quality		Quality		Quality
	Income		Income		Income
	(NMY	)	(NOM	)	(NPV	)
Outstanding when-issued/delayed delivery purchase commitments	$17,575,968		$648,543		$8,529,620
Investment Income
 Dividend income is recorded on the ex-dividend date. Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.
Professional Fees
 Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.
Dividends and Distributions to Common Shareholders
 Dividends from net investment income, if any, are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
 Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Netting Agreements
 In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
 The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
 The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

86	NUVEEN

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service ("pricing service") approved by the Funds' Board of Trustees (the "Board"). The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value ("NAV") (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

Georgia Quality Income (NKG)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$221,297,402	$—	$221,297,402
Maryland Quality Income (NMY)
Long-Term Investments*:
Municipal Bonds	$—	$532,210,490	$—	$532,210,490
Common Stocks	2,071,549	—	—	2,071,549
Short-Term Investments:
Municipal Bonds	—	2,000,000	—	2,000,000
Total	$2,071,549	$534,210,490	$—	$536,282,039
Minnesota Quality Income (NMS)
Long-Term Investments*:
Municipal Bonds	$—	$130,584,962	$—	$130,584,962
Missouri Quality Income (NOM)
Long-Term Investments*:
Municipal Bonds	$—	$47,658,915	$—	$47,658,915
North Carolina Quality Income (NNC)
Long-Term Investments*:
Municipal Bonds	$—	$382,903,130	$—	$382,903,130
Virginia Quality Income (NPV)
Long-Term Investments*:
Municipal Bonds	$—	$373,834,403	$—	$373,834,403
* Refer to the Fund's Portfolio of Investments for industry classifications.

NUVEEN	87

Notes to Financial Statements (Unaudited) (continued)
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
 Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an "Underlying Bond"), typically with a fixed interest rate, into a special purpose tender option bond ("TOB") trust (referred to as the "TOB Trust") created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as "Floaters") in face amounts equal to some fraction of the Underlying Bond's par amount or market value, and (b) an inverse floating rate certificate (referred to as an "Inverse Floater") that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider ("Liquidity Provider"), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond's downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond's value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the "Trustee") transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a "self-deposited Inverse Floater"). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an "externally-deposited Inverse Floater").
An investment in a self-deposited Inverse Floater is accounted for as a "financing" transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund's Portfolio of Investments as "(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund recognizing as liabilities, labeled "Floating rate obligations" on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in "Investment Income" the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust's

88	NUVEEN

borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund's Portfolio of Investments as "(IF) – Inverse floating rate investment." For an externally-deposited Inverse Floater, a Fund's Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in "Investment Income" only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund's TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

									North
	Georgia		Maryland		Minnesota		Missouri		Carolina		Virginia
	Quality		Quality		Quality		Quality		Quality		Quality
	Income		Income		Income		Income		Income		Income
Floating Rate Obligations Outstanding	(NKG	)	(NMY	)	(NMS	)	(NOM	)	(NNC	)	(NPV	)
Floating rate obligations: self-deposited Inverse Floaters	$3,245,000		$12,540,000		$—		$—		$—		$9,250,000
Floating rate obligations: externally-deposited Inverse Floaters	5,635,000		—		—		—		—		20,070,000
Total	$8,880,000		$12,540,000		$—		$—		$—		$29,320,000
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

									North
	Georgia		Maryland		Minnesota		Missouri		Carolina		Virginia
	Quality		Quality		Quality		Quality		Quality		Quality
	Income		Income		Income		Income		Income		Income
Self-Deposited Inverse Floaters	(NKG	)	(NMY	)	(NMS	)	(NOM	)	(NNC	)	(NPV	)
Average floating rate obligations outstanding	$3,245,000		$13,899,426		$—		$1,872,404		$—		$9,250,000
Average annual interest rate and fees	1.18%		1.14%		—%		1.08%		—%		0.83%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust's outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of "Floating rate obligations" on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse arrangement" or "credit recovery swap") (TOB Trusts involving such agreements are referred to herein as "Recourse Trusts"), under which a Fund agrees to reimburse the Liquidity Provider for the Trust's Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

NUVEEN	89

Notes to Financial Statements (Unaudited) (continued)
As of the end of the reporting period, each Fund's maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

									North
	Georgia		Maryland		Minnesota		Missouri		Carolina		Virginia
	Quality		Quality		Quality		Quality		Quality		Quality
	Income		Income		Income		Income		Income		Income
Floating Rate Obligations – Recourse Trusts	(NKG	)	(NMY	)	(NMS	)	(NOM	)	(NNC	)	(NPV	)
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$—		$8,785,000		$—		$—		$—		$—
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—		—		—		—		—		13,330,000
Total	$—		$8,785,000		$—		$—		$—		$13,330,000
Zero Coupon Securities
 A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
 In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative investments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
 In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares
Common Share Transactions
 Transactions in common shares for the Funds during the Funds' current and prior fiscal period, where applicable. were as follows:

	Georgia Quality		Maryland Quality		Minnesota Quality
	Income (NKG)		Income (NMY)		Income (NMS)
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	11/30/16	5/31/16	11/30/16	5/31/16	11/30/16	5/31/16
Common shares:
Issued to shareholders due to reinvestment of distributions	—	523	—	—	1,931	880
Repurchased and retired	—	—	—	(225,902)	—	—

Weighted average common share:
Price per share repurchased and retired	—	—	—	$12.34	—	—
Discount per share repurchased and retired	—	—	—	15.25%	—	—

90	NUVEEN

	Missouri Quality		North Carolina		Virginia
	Income (NOM)		Quality Income (NNC)		Quality Income (NPV)
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	11/30/16	5/31/16	11/30/16	5/31/16	11/30/16	5/31/16
Common shares:
Issued to shareholders due to reinvestment of distributions	1,726	3,736	—	—	—	—
Repurchased and retired	—	—	—	(22,501)	—	—

Weighted average common share:
Price per share repurchased and retired	—	—	—	$12.75	—	—
Discount per share repurchased and retired	—	—	—	15.01%	—	—
Preferred Shares
Variable Rate MuniFund Term Preferred Shares
 The following Funds have issued and have outstanding Variable Rate MuniFund Term Preferred ("VMTP") Shares, with a $100,000 liquidation preference per share. VMTP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, VMTP Shares outstanding, at liquidation preference, for each Fund were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference
Georgia Quality Income (NKG)	2019	820	$82,000,000
Maryland Quality Income (NMY)	2019	1,970	$197,000,000
Minnesota Quality Income (NMS)	2019	528	$52,800,000
Missouri Quality Income (NOM)	2018	180	$18,000,000
North Carolina Quality Income (NNC)	2019	1,540	$154,000,000
During the current reporting period, Georgia Quality Income (NKG) refinanced all of its outstanding Series 2017 VMTP Shares with the issuance of new Series 2019 VMTP Shares. In conjunction with this refinancing the Fund issued an additional $7,000,000 Series 2019 VMTP Shares at liquidation preference, to be invested in accordance with the Fund's investment policies.
During the current reporting period, Maryland Quality Income (NMY) refinanced all of its outstanding Series 2017 VMTP Shares with the issuance of new Series 2019 VMTP Shares. In conjunction with this refinancing the Fund issued an additional $30,000,000 Series 2019 VMTP Shares at liquidation preference, to be invested in accordance with the Fund's investment policies.
During the current reporting period, Minnesota Quality Income (NMS) refinanced all of its outstanding Series 2017 VMTP Shares with the issuance of new Series 2019 VMTP Shares. In conjunction with this refinancing the Fund issued an additional $8,700,000 Series 2019 VMTP Shares at liquidation preference, to be invested in accordance with the Fund's investment policies.
During the current reporting period, North Carolina Quality Income (NNC) refinanced all of its outstanding Series 2017 VMTP Shares with the issuance of new Series 2019 VMTP Shares. In conjunction with this refinancing the Fund issued an additional $29,000,000 Series 2019 VMTP Shares at liquidation preference, to be invested in accordance with the Fund's investment policies.
Each Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document ("Term Redemption Date"), unless earlier redeemed by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares may be redeemed at the option of each Fund, subject to payment of premium for approximately one year following the date of issuance ("Premium Expiration Date"), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. Each Fund may be obligated to redeem a certain amount of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for each Fund's VMTP Shares are as follows:

		Term	Premium
Fund	Series	Redemption Date	Expiration Date
Georgia Quality Income (NKG)	2019	September 1, 2019	August 31, 2017
Maryland Quality Income (NMY)	2019	August 1, 2019	June 30, 2017
Minnesota Quality Income (NMS)	2019	August 1, 2019	June 30, 2017
Missouri Quality Income (NOM)	2018	March 1, 2018	January 31, 2016
North Carolina Quality Income (NNC)	2019	August 1, 2019	June 30, 2017

NUVEEN	91

Notes to Financial Statements (Unaudited) (continued)
The average liquidation preference of VMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

									North
	Georgia		Maryland		Minnesota		Missouri		Carolina
	Quality		Quality		Quality		Quality		Quality
	Income		Income		Income		Income		Income
	(NKG	)	(NMY	)	(NMS	)	(NOM	)	(NNC	)
Average liquidation preference of VMTP Shares outstanding	$78,480,874		$192,081,967		$51,373,770		$18,000,000		$149,245,902
Annualized dividend rate	1.49%		1.51%		1.51%		1.45%		1.51%
VMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed "spread" amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation preference so long as the fixed "spread" on the VMTP Shares remains roughly in line with the "spread" being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds' Adviser has determined that fair value of VMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of VMTP Shares is a liability and is recognized as a component of "Variable Rate MuniFund Term Preferred ("VMTP") Shares, net of deferred offering costs" on the Statement of Assets and Liabilities.
Dividends on the VMTP shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities. Dividends accrued on VMTP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
Costs incurred in connection with each Fund's offering of VMTP Shares were recorded as a deferred charges, which are amortized over the life of the shares and are recognized as components of "Variable Rate MuniFund Term Preferred ("VMTP") Shares, net of offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offering costs" on the Statement of Operations.
Georgia Quality Income (NKG), Maryland Quality Income (NMY), Minnesota Quality Income (NMS) and North Carolina Quality Income (NNC) incurred offering costs of $135,000, $200,000, $145,000 and $185,000, respectively, in connection with their issuance of Series 2019 VMTP Shares, which were expensed as incurred and are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
Variable Rate Demand Preferred Shares
 The following Fund has issued and has outstanding Variable Rate Demand Preferred ("VRDP") Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, details of the Fund's VRDP Shares outstanding were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference	Maturity
Virginia Quality Income (NPV)	1	1,280	$128,000,000	August 3, 2043
VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom the Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. The Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. The Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. The Fund's VRDP Shares have successfully remarketed since issuance.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent's ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

	Virginia
	Premium
	Income
	(NPV	)
Average liquidation preference of VRDP Shares outstanding	$128,000,000
Annualized dividend rate	0.69%

92	NUVEEN

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of "Variable Rate Demand Preferred ("VRDP") Shares, net of deferred offering costs" on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations. Costs incurred by the Fund in connection with its offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of "Variable Rate Demand Preferred ("VRDP") Shares, net of deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offering costs" on the Statement of Operations. In addition to interest expense, the Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as "Liquidity fees" and "Remarketing fees," respectively, on the Statement of Operations.
Preferred Share Transactions
 Transactions in preferred shares for the Funds during the Funds' current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Six Months Ended
	November 31, 2016
	Series	Shares	Amount
Georgia Quality Income (NKG)
VMTP Shares issued	2019	820	$82,000,000
VMTP Shares exchanged	2017	(750)	$(75,000,000)
Net Increase (decrease)		70	$7,000,000

	Six Months Ended
	November 31, 2016
	Series	Shares	Amount
Maryland Quality Income (NMY)
VMTP Shares issued	2019	1,970	$197,000,000
VMTP Shares exchanged	2017	(1,670)	$(167,000,000)
Net Increase (decrease)		300	$30,000,000

	Six Months Ended
	November 31, 2016
	Series	Shares	Amount
Minnesota Quality Income (NMS)
VMTP Shares issued	2019	528	$52,800,000
VMTP Shares exchanged	2017	(441)	$(44,100,000)
Net Increase (decrease)		87	$8,700,000

	Six Months Ended
	November 31, 2016
	Series	Shares	Amount
North Carolina Quality Income (NNC)
VMTP Shares issued	2019	1,540	$154,000,000
VMTP Shares exchanged	2017	(1,250)	$(125,000,000)
Net Increase (decrease)		290	$29,000,000

NUVEEN	93

Notes to Financial Statements (Unaudited) (continued)
5. Investment Transactions
 Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

									North
	Georgia		Maryland		Minnesota		Missouri		Carolina		Virginia
	Quality		Quality		Quality		Quality		Quality		Quality
	Income		Income		Income		Income		Income		Income
	(NKG	)	(NMY	)	(NMS	)	(NOM	)	(NNC	)	(NPV	)
Purchases	$17,924,807		$169,031,249		$23,293,075		$1,007,038		$38,669,631		$111,728,601
Sales and maturities	8,565,651		126,132,201		16,879,732		4,411,135		15,653,979		98,426,302
6. Income Tax Information
 Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income taxes and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
As of November 30, 2016, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

									North
	Georgia		Maryland		Minnesota		Missouri		Carolina		Virginia
	Quality		Quality		Quality		Quality		Quality		Quality
	Income		Income		Income		Income		Income		Income
	(NKG	)	(NMY	)	(NMS	)	(NOM	)	(NNC	)	(NPV	)
Cost of investments	$212,799,533		$517,614,136		$128,213,008		$45,504,696		$369,921,740		$355,747,826
Gross unrealized:
Appreciation	$7,784,038		$17,403,616		$5,364,709		$2,362,428		$17,597,394		$17,903,004
Depreciation	(2,531,003)		(11,275,732)		(2,992,755)		(208,209)		(4,616,004)		(9,066,432)
Net unrealized appreciation (depreciation) of investments	$5,253,035		$6,127,884		$2,371,954		$2,154,219		$12,981,390		$8,836,572
Permanent differences, primarily due to federal taxes paid, nondeductible offering costs, treatment of notional principal contracts, expiration of capital loss carryforwards, and nondeductible reorganization expenses resulted in reclassifications among the Funds' components of common share net assets as of May 31, 2016, the Funds' last tax year end, as follows:

								North
	Georgia		Maryland		Minnesota	Missouri		Carolina	Virginia
	Quality		Quality		Quality	Quality		Quality	Quality
	Income		Income		Income	Income		Income	Income
	(NKG	)	(NMY	)	(NMS )	(NOM	)	(NNC )	(NPV	)
Paid-in-surplus	$(506,008)		$(936,155)		$(47,898)	$(42,527)		$(58,875)	$(55,303)
Undistributed (Over-distribution of) net investment income	25,468		18,470		77,570	39,611		67,790	42,435
Accumulated net realized gain (loss)	480,540		917,685		(29,672)	2,916		(8,915)	12,868

94	NUVEEN

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2016, the Funds' last tax year end, were as follows:

									North
	Georgia		Maryland		Minnesota		Missouri		Carolina		Virginia
	Quality		Quality		Quality		Quality		Quality		Quality
	Income		Income		Income		Income		Income		Income
	(NKG	)	(NMY	)	(NMS	)	(NOM	)	(NNC	)	(NPV	)
Undistributed net tax-exempt income[1]	$893,077		$2,192,312		$645,646		$226,350		$698,271		$897,141
Undistributed net ordinary income[2]	25,128		50,455		12,090		—		7,635		—
Undistributed net long-term capital gains	—		—		—		—		11,198		—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 2, 2016, paid on June 1, 2016.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds' last tax year ended May 31, 2016, was designated for purposes of the dividends paid deduction as follows:

									North
	Georgia		Maryland		Minnesota		Missouri		Carolina		Virginia
	Quality		Quality		Quality		Quality		Quality		Quality
	Income		Income		Income		Income		Income		Income
	(NKG	)	(NMY	)	(NMS	)	(NOM	)	(NNC	)	(NPV	)
Distributions from net tax-exempt income	$7,523,653		$17,322,178		$4,951,887		$1,884,450		$10,934,839		$12,572,974
Distributions from net ordinary income[2]	24,262		46,769		—		129		162,543		120,447
Distributions from net long-term capital gains	—		—		—		—		60,749		—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
As of May 31, 2016, the Funds' last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Georgia		Maryland		Minnesota		Missouri		Virginia
	Quality		Quality		Quality		Quality		Quality
	Income		Income		Income		Income		Income
	(NKG	)	(NMY	)[3]	(NMS	)	(NOM	)	(NPV	)
Expiration:
May 31, 2017	$1,635,823		$172,377		$452,405		$77,824		$—
May 31, 2018	1,329,548		—		—		91,539		—
May 31, 2019	48,370		—		—		—		—
Not subject to expiration	3,491,834		6,491,362		532,693		1,212,052		10,835,710
Total	$6,505,575		$6,663,739		$985,098		$1,381,415		$10,835,710

[3]	A portion of Maryland Quality Income's (NMY) capital loss carryforward is subject to limitation under the Internal Revenue Code and related regulations.
During the Funds' last tax year ended May 31, 2016, the following Funds utilized capital loss carryforwards as follows:

	Maryland		Minnesota		Missouri		Virginia
	Quality		Quality		Quality		Quality
	Income		Income		Income		Income
	(NMY	)	(NMS	)	(NOM	)	(NPV	)
Utilized capital loss carryforwards	$239,690		$211,943		$53,325		$1,956,850
As of May 31, 2016, the Funds' last tax year end, the following Funds' capital loss carryforwards expired as follows:

	Georgia		Maryland
	Quality		Quality
	Income		Income
	(NKG	)	(NMY	)
Expired capital loss carryforwards	$462,549		$851,610

NUVEEN	95

Notes to Financial Statements (Unaudited) (continued)
7. Management Fees and Other Transactions with Affiliates
Management Fees
 Each Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
For the period June 1, 2016 through July 31, 2016, the annual Fund-level fee, payable monthly, for each Fund was calculated according to the following schedules:

Georgia Quality Income (NKG)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For managed assets over $2 billion	0.3750

Minnesota Quality Income (NMS)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For managed assets over $1 billion	0.4000

Maryland Quality Income (NMY)
Missouri Quality Income (NOM)
North Carolina Quality Income (NNC)
Virginia Quality Income (NPV)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3875
For managed assets over $5 billion	0.3750
Effective August 1, 2016, the annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Georgia Quality Income (NKG)
Maryland Quality Income (NMY)
Minnesota Quality Income (NMS)
Missouri Quality Income (NOM)
North Carolina Quality Income (NNC)
Virginia Quality Income (NPV)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3875
For managed assets over $5 billion	0.3625

96	NUVEEN

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rated, determined according to the following schedule by the Fund's daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of November 30, 2016, the complex-level fee for each Fund was 0.1621%.

Other Transactions with Affiliates
 The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser ("inter-fund trade") under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of "Receivable for investments sold" and/or "Payable for investments purchased" on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the Funds engaged in inter-fund trades pursuant to these procedures as follows:

	Maryland		Minnesota		Missouri		Virginia
	Quality		Quality		Quality		Quality
	Income		Income		Income		Income
Inter-Fund Trades	(NMY	)	(NMS	)	(NOM	)	(NPV	)
Purchases	$1,695,526		$—		$—		$1,271,189
Sales	—		1,382,875		1,001,580		—
8. Borrowing Arrangements
Uncommitted Line of Credit
 During the current fiscal period, the Funds participated in an unsecured bank line of credit ("Unsecured Credit Line") under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.
Committed Line of Credit
 The Funds, along with certain other funds managed by the Adviser ("Participating Funds"), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility's capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility

NUVEEN	97

Notes to Financial Statements (Unaudited) (continued)
(and the corresponding portion of the facility's annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including all of the Funds covered by this shareholder report. The credit facility expires in July 2017 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of "Other expenses" on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility's aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
9. New Accounting Pronouncements
Financial Accounting Standards Board ("FASB") Accounting Standards Update ("ASU") 2015-03: Interest-Imputation of Interest
The Funds have adopted the disclosure provisions of ASU 2015-03, Interest-Imputation of Interest (Subtopic 835-30) — Simplifying the Presentation of Debt Issuance Costs. ASU 2015-03 requires debt issuance costs to be presented in the Statement of Assets and Liabilities as a direct deduction from the carrying amount of the associated debt liability. Prior to the issuance of ASU 2015-03, debt issuance costs were required to be presented in the Statement of Assets and Liabilities as a deferred charge (i.e., an asset). ASU 2015-03 is limited to simplifying the presentation of debt issuance costs. ASU 2015-03 does not affect the recognition and measurement of debt issuance costs.
10. Subsequent Event
Fund Information
 As mentioned in Note 1 – General Information and Significant Accounting Policies, the Funds had the following name changes effective December 28, 2016:

•	Georgia Quality Income (NKG) changed its name from Georgia Dividend Advantage 2
•	Maryland Quality Income (NMY) changed its name from Maryland Premium Income
•	Minnesota Quality Income (NMS) changed its name from Minnesota Municipal Income
•	Missouri Quality Income (NOM) changed its name from Missouri Premium Income
•	North Carolina Quality Income (NNC) changed its name from North Carolina Premium Income
•	Virginia Quality Income (NOV) changed its name from Virginia Premium Income
Variable Rate Demand Preferred Shares
 Subsequent to the end of the reporting period, Virginia Quality Income (NPV) designated a special rate period until January 24, 2018, for the Fund's Series 1 VRDP Shares. In connection with the transition to the special rate period, the VRDP Shares of each series have been remarketed and sold to an institutional investor. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or supported by a liquidity provider. During the period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula.
Uncommitted Line of Credit
 On December 31, 2016, the following Funds borrowed the following amounts from the Unsecured Credit Line, each at an annualized interest rate of 2.02% on their respective outstanding balance.

	Georgia		Maryland		Virginia
	Quality		Quality		Quality
	Income		Income		Income
	(NKG	)	(NMY	)	(NPV	)
Outstanding balance at December 31, 2016	$1,751,157		$4,891,567		$2,402,743

98	NUVEEN

Additional Fund Information

Board of Trustees
William Adams IV*	Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner
John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

*	Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	State Street Bank
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street	& Trust Company
	Boston, MA 02111		Chicago, IL 60601	Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
 Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds' Proxy Voting Information
 You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
 Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
 Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NKG	NMY	NMS	NOM	NNC	NPV
Common shares repurchased	—	—	—	—	—	—
FINRA BrokerCheck
 The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	99

Glossary of Terms Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond fund's value to changes when market interest rates change. Generally, the longer a bond's or fund's duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund's portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Escrowed to Maturity Bond: When proceeds of a refunding issue are deposited in an escrow account for investment in an amount sufficient to pay the principal and interest on the issue being refunded. In some cases, though, an issuer may expressly reserve its right to exercise an early call of bonds that have been escrowed to maturity.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

100	NUVEEN

■
S&P Municipal Bond Georgia Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Georgia municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Maryland Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Maryland municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Minnesota Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Minnesota municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Missouri Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Missouri municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond North Carolina Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade North Carolina municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Virginia Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Virginia municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund's assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund's use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

NUVEEN	101

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

102	NUVEEN

Notes

NUVEEN	103

Nuveen:
                    Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen's teams of experts align with clients' specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $236 billion in assets as of December 31, 2016.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com
ESA-A-1116D 22026-INV-B-01/18

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Missouri Quality Municipal Income Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: February 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: February 3, 2017

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: February 3, 2017